UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-6332

Rochester Portfolio Series

(Exact name of registrant as specified in charter)

6803 South Tucson Way, Centennial, Colorado 80112-3924

(Address of principal executive offices) (Zip code)

Arthur S. Gabinet

OFI Global Asset Management, Inc.

Two World Financial Center, New York, New York 10281-1008

(Name and address of agent for service)

Registrant’s telephone number, including area code: (303) 768-3200

Date of fiscal year end: December 31

Date of reporting period: 12/31/2013

Item 1.  Reports to Stockholders.

OPPENHEIMERFUNDS™
THE RIGHT WAY TO INVEST

OPPENHEIMER ROCHESTER®

LIMITED TERM NEW YORK MUNICIPAL FUND

ANNUAL REPORT 12.31.2013

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Class A Shares

AVERAGE ANNUAL TOTAL RETURNS AT 12/31/13

	Class A Shares of the Fund
	Without Sales Charge	With Sales Charge	Bank of America Merrill Lynch Municipal Index (3-7 Years)	Barclays Municipal Bond Index
1-Year	-6.55%	-8.66%	0.70%	-2.55%
5-Year	5.73	5.25	4.20	5.89
10-Year	3.43	3.19	3.97	4.29

The performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Fund returns include changes in share price, reinvested distributions, and a 2.25% maximum applicable sales charge except where “without sales charge” is indicated. Prior to April 1, 2012, the maximum initial sales charge for Class A shares of the Fund was 3.50%. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677).

The Fund’s name was changed to Oppenheimer Rochester Limited Term New York Municipal Fund, from Limited Term New York Municipal Fund, on March 28, 2013.

OppenheimerFunds/Rochester is using social media to provide timely information related to muni market developments at www.twitter.com/RochesterFunds.

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Fund Performance Discussion

At the end of this reporting period, the Fund’s Class A shares produced a tax-free distribution yield of 3.53% at net asset value (NAV) and, for New Yorkers in the top federal and state income tax brackets, delivered an amount comparable to a taxable investment with a 7.02% yield. As many investors had anticipated for months, the Federal Reserve announced late in this reporting period that in 2014 it would begin to “taper” what had been a $85 billion-a-month bond purchasing initiative. The prices of municipal bonds declined, and the NAVs and total returns of municipal bond funds throughout the industry (including this Fund’s) followed suit. While yields remained quite competitive, the total return for the Fund’s Class A shares was -6.55% (without sales charge) for the 12 months ended December 31, 2013. Consistent with the Fund’s investment goals, the Fund exhibited less price volatility during the market downturn than did longer-term funds.

MARKET OVERVIEW

Amid sluggish economic growth this reporting period, many investors grew increasingly concerned about the potential impact of any change to the Federal Reserve’s policy of quantitative easing.

In mid-November 2013, Fed Chairman Ben S. Bernanke spoke frankly about his reasons for holding regular press conferences – the first of their kind for the Fed – as he approached the end of his 8-year tenure, saying that “transparency in monetary policy enhances public understanding and confidence.”

Bernanke’s explanation came in the aftermath of the market’s reaction to a Fed announcement in June that it was “prepared to increase or reduce the pace of its purchases” and that the short-term Fed Funds target rate, which it controls, would remain between zero and 0.25%. The market reaction was a sharp sell-off by fixed-income investors, many of whom believed that a policy change was imminent.

YIELDS & DISTRIBUTIONS FOR CLASS A SHARES

Dividend Yield w/o sales charge	3.53%
Dividend Yield with sales charge	3.45
Standardized Yield	3.62
Taxable Equivalent Yield	7.02
Last distribution (12/31/13)	$0.009
Total distributions (1/1/13 to 12/31/13)	$0.1125

Endnotes for this discussion begin on page 15 of this report

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By the time Bernanke and other Fed officials tried to correct the market’s interpretation of what had been communicated, prices of municipal bonds had fallen and bond fund outflows worsened. As a result, yields rose, effectively turning the investors’ fears into a reality. Investors who were able to ride out the price volatility and focus on the long term were able to buy bonds with higher yields.

Speculation about who would succeed Fed Chairman Bernanke was widespread during this reporting period, and many news reports sought to discern how policies might change under new leadership. While Lawrence Summers was seen as the early front runner, he withdrew from consideration in mid-September. Janet Yellen became the front runner thereafter. In November 2013, the Senate Banking Committee approved her nomination. As of December 31, 2013, Ms. Yellen had not yet been confirmed by the full Senate.

In mid-December 2013, the Fed announced plans “to modestly reduce the pace of its asset purchases,” to a total of $75 billion a month. No changes to the Fed Funds target rate were announced.

Given the current Fed Funds rate, the only plausible change would be an increase. We remind investors that a change in the Fed Funds rate does not automatically translate into a change in longer-term interest rates, which are determined by the marketplace. Additionally, the Fund’s investment team believes that its focus on finding value in the marketplace and producing competitive levels of tax-free income is well suited for the market conditions that existed at the end of this reporting period.

Detroit filed for bankruptcy this reporting period. This was just the latest development for the 18th largest U.S. city, which has had well documented fiscal problems for nearly a decade. Even though the city’s move had been widely anticipated, it contributed to increased investor skittishness this reporting period.

AAA-rated municipal securities remained “cheap to Treasuries” for virtually all of this reporting period, a condition that exists when nominal, pre-tax muni yields exceed available Treasury yields. This condition allows investors to earn higher nominal yields on their muni holdings than on Treasuries and to benefit further from the federal, state and, where applicable, local tax exemptions on municipal investment income.

As of December 31, 2013, the average yield on 30-year, AAA-rated muni bonds was 4.41%, up 152 basis points from December 31, 2012. On December 31, 2013, the average yield on 10-year, AAA-rated muni bonds was 2.79%, up 100 basis points from the December 2012 date, and the average yield on 1-year, AAA-rated muni bonds was 0.23%, up 3 basis points from the December 2012 date.

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In New York State, officials began this reporting period with strong statements about their commitment to hurricane relief efforts. In January 2013, Gov. Andrew M. Cuomo proposed a $1 billion program to build or preserve 14,000 housing units over the next 5 years in the wake of Hurricane Sandy’s damage to the metropolitan region. New York CIty Mayor Michael Bloomberg, in his final State of the City Address in February 2013, also focused on rebuilding efforts, calling it “the single most important piece of unfinished business that lies ahead of us in 2013.”

For the third consecutive year, New York State lawmakers passed a budget ahead of schedule. The $141 billion spending plan calls for a 4% increase in spending, including the added spending based on the federal aid received for post-Sandy rebuilding. The state budget process, according to news reports, was “one of the smoothest state budget negotiations” in years. A high-tax bracket, first approved as a temporary measure at the end of 2011, was extended by three years to 2017.

New York State ranked second (behind California) among state issuers of municipal debt in 2013, according to Thomson Reuters data published in The Bond Buyer. In all, the state issued $40.6 billion in bonds, down 17% versus 2012.

In June of this reporting period, the New York State legislature created the 10-member Financial Restructuring Board for Local Governments, which is designed to provide local governments across the state with plans and strategies to overcome financial challenges. One goal of this project is to reduce pressure on taxpayers for payment of public services.

Later in the reporting period, State Comptroller Thomas DiNapoli expanded his list of local governments that have been assessed as facing fiscal stress. In an update to an earlier report, the comptroller explained that the list includes municipalities that have low fund balances, a pattern of operating deficits and an inadequate amount of cash to pay their bills. Municipal officials were critical of the methodology, noting that many of the municipalities on the list have “solid” bond ratings.

In August 2013, Moody’s Investors Service changed its outlook on New York State general obligation (G.O.) debt to positive and affirmed its Aa2 rating. The credit rating agency said that the new outlook “reflects improvements in the state’s economy, governance, financial position and fiscal outlook that, if continued, would allow the state to improve its reserves and draw closer to structural balance.” The G.O. ratings from Standard & Poor’s and Fitch Ratings remained steady, at AA.

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The Rochester portfolio management team

In New York City, Mayor Bloomberg and Council Speaker Christine Quinn agreed to enact a $70 billion budget for fiscal year 2014. The spending plan includes $250 million for storm resiliency and $58 million for the Housing Authority to offset cuts experienced due to federal sequestration. Speaker Quinn’s candidacy for mayor in November 2013 was unsuccessful, and Bill de Blasio was elected to replace Mayor Bloomberg, who had served three terms.

During fiscal 2013, New York City sold $12.8 billion of bonds, of which $6.8 billion were new-money bonds for capital improvements. The remainder were refinancings, which officials say led to gross savings of $917 million.

During this reporting period, media coverage about municipal debt issued in Puerto Rico contributed to market volatility. Details about the Fund’s Puerto Rico holdings can be found in the Fund Performance section, which follows.

Successful investors, we have found, maintain a long-term perspective regardless of the specific developments associated with any given reporting period. To maximize the benefits that municipal bond funds seek to provide, many investors reinvest their dividends and allow the income generated from their investments to compound over time.

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The Rochester credit research team

FUND PERFORMANCE

Oppenheimer Rochester Limited Term New York Municipal Fund held nearly 960 securities as of December 31, 2013. The Fund was invested in a broad range of sectors, providing shareholders with a diversity of holdings that we believe would be difficult and costly to replicate in an individual portfolio.

The Class A shares had a distribution yield of 3.53% at net asset value as of December 31, 2013. For a taxable investment to have provided a greater benefit than an investment in this Fund, it would have had to yield more than 7.02%, based on the Fund’s standardized yield as of December 31, 2013, and the top combined 2013 New York and federal income tax rate.

As long-time investors know, yields on fixed-income funds rise when share prices fall, and yields have historically contributed the lion’s share of the long-term total returns generated by bonds.

Refundings were a common occurrence during this reporting period and led to increased dividend pressure throughout the muni bond fund industry. In refundings, municipal issuers seek to reduce their debt service obligations by exercising the call feature on their higher coupon bonds and then borrowing at lower interest rates. During this reporting period, these types of transactions made it difficult for some funds to replace the called bonds with bonds that had equally attractive yields.

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Refundings tend to become less popular in higher-rate environments, as the savings on debt service payments may not be sufficient to justify the process’s costs. However, when interest rates are low, as they were for most of this reporting period, refundings generally put more pressure on longer-term funds than on shorter-term funds.

The dividend of the Fund, which was $0.01 per Class A share at the outset of the reporting period, was reduced to $0.0095 per share beginning with the April 2013 payout. The Class A distribution was reduced again to $0.009 with the August 2013 payout. In all, the Fund distributed 11.25 cents per Class A share this reporting period.

Securities issued in the Commonwealth of Puerto Rico, which are exempt from federal, state and local income taxes, represented 20.2% of the Fund’s net assets at the end of this reporting period. The Fund’s holdings, some of which are insured, include G.O. debt, sales tax revenue bonds and securities from many different sectors. Most of the Fund’s investments in securities issued in Puerto Rico are supported by taxes and other revenues and are designed to help finance electric utilities, highways and education, among other things. (Puerto Rico’s “tobacco bonds,” which are backed by proceeds from the tobacco Master Settlement Agreement as discussed later in this report, represented an additional 6.1% of net assets on December 31, 2013.)

Since his inauguration, first-time governor Alejandro García Padilla has expanded on the fiscal discipline that was the hallmark of his predecessor, Luis Fortuño. We have been impressed by the current governor’s focus on the economy. Already he has cut the government payrolls, enacted comprehensive pension reforms, and raised revenues via tax rate changes and improved enforcement.

Midway through this reporting period, however, Puerto Rico debt became the subject of a variety of critical reports. The coverage focused on the Commonwealth’s lingering economic difficulties, which were exacerbated by the Great Recession, and failed to highlight the significant fiscal strides that the Commonwealth’s elected officials have made or the unique provisions in the island’s constitution that prioritize G.O. debt-service payments. These reports led to increased pricing pressure and, as a result, the Fund’s holdings in Puerto Rico paper detracted from performance this reporting period.

Over the years, investors should note, Puerto Rico has demonstrated its ability and its willingness to honor its debt obligations. According to the Government Development Bank of Puerto Rico, “in the history of the Commonwealth of Puerto Rico, its public corporations and political subdivisions, there has been no instance of default in the timely payment of principal of, or interest on, any publicly held debt.”

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At the end of this reporting period, the Commonwealth’s G.O. debt carried investment-grade ratings from the three national credit ratings agencies, and the island’s revenue-backed debt carried investment-grade ratings from S&P and Fitch. Late in the reporting period, the ongoing fiscal challenges in Puerto Rico led Moody’s to place the island’s G.O. debt under review for possible downgrade.

2014 Update: After this reporting period ended, S&P, Moody’s and Fitch – in that order – downgraded Puerto Rico’s G.O.s and an assortment of other securities issued on island to below investment grade with negative implications. Throughout the industry, municipal bond funds with Puerto Rico holdings can expect to see an increase in the percentage of their assets that are below investment grade. At Oppenheimer Rochester, this Fund, like most of our funds, has a prospectus limitation on the purchases of below-investment-grade bonds (see page 11 for further details). Investors should note that our perspective has not changed: Puerto Rico continues to show a very strong willingness to pay bondholders; additionally, our credit research shows that coverage ratios are sufficient and legal protections remain strong for the bonds we hold.

Shareholders in this Fund and in many of our competitors’ funds have benefited over the long term from the triple-tax-free status of income generated by Puerto Rico holdings. While price volatility can be unnerving in the short term, the yields on Puerto Rico paper became increasingly attractive this reporting period.

Municipal bonds backed by proceeds from the tobacco Master Settlement Agreement (the MSA), the national litigation settlement with U.S. tobacco manufacturers, represented 15.4% of the Fund’s total assets at the end of this reporting period. Credit spread widening—which occurs when the difference between yields on low-rated municipal bonds and higher-rated bonds increases—caused the tobacco sector (and many other credit-sensitive sectors) to detract from the Fund’s performance this reporting period.

Nonetheless, we like that “tobacco bonds” can provide tax-exempt income for investors as well as benefits to the issuing states and territories. We believe the securities we hold in this sector are fundamentally sound credits. Our long-term view of the sector remains bullish and, given attractive valuations, we believe that it is likely we will continue to hold a greater percentage of tobacco bonds in our portfolios than our peers. As in prior reporting periods, the tobacco bonds this Fund held during this reporting period made all scheduled payments of interest and principal on time and in full. Investors should note that we believe the sector is well positioned to provide high levels of tax-free income to the long-term benefit of our yield-seeking investors.

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In September 2013, an arbitration panel ruled that New York State had “diligently enforced” the terms of the MSA and was thus eligible to receive the portion of its 2003 MSA proceeds that had been disputed (the non-participating manufacturer adjustment). Officials said that New York State would receive an additional $92 million in MSA proceeds as a result of the panel’s ruling, which we see as a positive for bondholders.

The Fund’s holdings in municipal bonds issued by utilities represented 11.6% of total assets at the end of this reporting period. As of December 31, 2013, this set of holdings included electric utilities with 7.3%, water utilities with 3.4%, and gas utilities with 1.0%. Our holdings in this sector – which did not contribute favorably to the Fund’s total return this reporting period – consist of securities in the mid-range of the credit spectrum.

The Fund was also invested in securities used to finance marine and aviation facilities this reporting period. Many of the securities in this sector are backed by the valuable collateral of the projects whose construction they finance. At the end of the reporting period, 10.9% of the Fund’s total assets were invested in securities in the marine/aviation facilities sector, including many highly rated bonds. The marine and aviation facilities sector were positive contributors to the Fund’s performance this reporting period.

As of December 31, 2013, the Fund was invested in the hospital/healthcare sector, comprising 10.6% of its total assets. Our holdings in this sector consist of securities across the credit spectrum and were positive contributors to the sector this reporting period.

G.O. debt backed by the full faith and taxing authority of state and local governments represented 10.0% of total assets at the end of this reporting period. The Fund’s holdings include bonds issued in Guam, Puerto Rico, and many municipalities in New York. “Credit spread widening” and the market’s concerns about Puerto Rico issuers caused the G.O. debt sector to detract from the Fund’s performance this reporting period.

The Fund also holds sales tax revenue bonds issued in Guam, Puerto Rico, the U.S. Virgin Islands and many municipalities in New York State. In all, this sector represented 5.6% of the Fund’s total assets this reporting period. Debt-service payments on securities in this sector are paid using the issuing municipality’s sales tax revenues. An investment in this sector requires fund managers to consider the economic conditions that a municipality has experienced and will likely experience and the aggregate face value of the sales tax revenue bonds being issued relative to the municipality’s historic and likely sales tax cash flows. During this reporting period, the sector detracted from the Fund’s total return.

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The Fund continued to favor the higher education sector this reporting period, which constituted 4.8% of total assets as of December 31, 2013. The investment-grade bonds we hold in this sector have regularly provided high levels of tax-free income with what we believe to be far less credit risk than their external ratings would suggest. However, the credit spread widening that occurred during this reporting period caused this sector to be a detractor from Fund performance.

During this reporting period, the Fund maintained a small investment (approximately 2%) in municipal inverse-floating rate securities, which are tax-exempt securities with interest payments that move inversely to changes in short-term interest rates. “Inverse floaters” continued to provide high levels of income to funds across the industry during this reporting period, which was characterized by stable and low rates in the short-term market. We continue to believe that “inverse floaters” are an essential element of this Fund’s portfolio because they can produce attractive yields under certain market conditions. However, amid the market volatility of this reporting period, inverse floaters detracted from the Fund’s total return. As is its penchant, the Rochester-based investment team will continue to monitor and make adjustments to its portfolios that it believes can provide the greatest benefit to Fund shareholders.

Our approach to municipal bond investing remains flexible and responsive to market conditions. Shareholders should note that market conditions during this reporting period did not affect the Fund’s overall investment objectives or cause it to pay any capital gain distributions. In closing, we believe that our time-tested strategies and the Fund’s structure and sector composition will continue to benefit fixed-income investors through interest rate and economic cycles.

INVESTMENT STRATEGY

The Rochester investment team focuses exclusively on municipal bonds and has consistently used a time-tested, value-oriented and security-specific approach to fund management. We know that market conditions can and do fluctuate, but we do not waver in our belief in the power of tax-free yield to help investors achieve their long-term objectives.

This “maturity managed” Fund uses a dollar-weighted approach to measuring the average maturity of its securities and seeks an average effective maturity of 5 years or less for its portfolio. While the Fund invests primarily in investment-grade municipal securities, it may invest up to 5% of its total assets in below-investment grade securities, or “junk” bonds; the percentage of assets is measured at the time of purchase as is the credit quality of the securities. Additionally, the credit quality is based on Nationally Recognized Statistical Rating Organization (“NRSRO”) ratings or, if no NRSRO rating,

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on internal ratings. As of December 31, 2013, market movements or rating changes of municipal bonds caused the Fund’s below-investment-grade holdings to exceed this threshold. As a result, no further purchases of below-investment-grade bonds will be made until the Fund’s holdings of these types of bonds is once again below 5% of total assets.

Our team continually searches for undervalued bonds that we believe will provide a meaningful level of tax-free income until maturity. Rather than making allocation shifts based on expected market conditions, we search the marketplace for what we believe to be the best values for generating income. It remains important to note that we do not manage our funds based on predictions of interest rate changes.

Instead, our investment approach involves scouring the market for municipal securities that meet our stringent credit criteria and buying bonds that we believe will deliver above-average yields relative to peer funds. We focus on identifying inefficiencies in market pricing that can lead to investment advantages. We seek to maintain a thoughtful mix of industry sectors, maturities and credit ratings in this Fund’s portfolio.

The Rochester Way, we believe, distinguishes our approach to municipal investing from those of our competitors.

Daniel G. Loughran,

Senior Vice President, Senior Portfolio Manager and Team Leader, on behalf of the rest of the Rochester portfolio management team: Scott S. Cottier, Troy E. Willis, Mark R. DeMitry, Michael L. Camarella, Charles S. Pulire and Elizabeth S. Mossow.

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Top Holdings and Allocations

TOP TEN CATEGORIES
Tobacco-Master Settlement Agreement	15.4%
Marine/Aviation Facilities	10.9
Hospital/Healthcare	10.6
General Obligation	10.0
Highways/Commuter Facilities	9.0
Electric Utilities	7.3
Sales Tax Revenue	5.6
Higher Education	4.8
Government Appropriations	3.7
Water Utilities	3.4

Portfolio holdings and allocations are subject to change. Percentages are as of December 31, 2013, and are based on total assets.

CREDIT ALLOCATION
	NRSRO- Rated	Sub- Adviser- Rated	Total
AAA	6.3%	0.0%	6.3%
AA	22.5	0.0	22.5
A	30.7	0.1	30.8
BBB	30.3	4.5	34.8
BB or lower	4.5	1.1	5.6
Total	94.3	5.7	100.0

The percentages above are based on the market value of the securities as of December 31, 2013, and are subject to change. OppenheimerFunds, Inc. determines the credit allocation of the Fund’s assets using ratings by nationally recognized statistical rating organizations (NRSROs), such as Standard & Poor’s. For any security rated by an NRSRO other than S&P, the sub-adviser, OppenheimerFunds, Inc., converts that security’s rating to the equivalent S&P rating. If two or more NRSROs have assigned a rating to a security, the highest rating is used. For securities not rated by an NRSRO, the sub-adviser uses its own credit analysis to assign ratings in categories similar to those of S&P. The use of similar categories is not an indication that the sub-adviser’s credit analysis process is consistent or comparable with any NRSRO’s process were that NRSRO to rate the same security.

For the purposes of this Credit Allocation table, securities rated within the NRSROs’ four highest categories – AAA, AA, A and BBB – are investment-grade securities. For further details, please consult the Fund’s prospectus or Statement of Additional Information.

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Performance

DISTRIBUTION YIELDS
As of 12/31/13
	Without Sales Charge	With Sales Charge
Class A	3.53%	3.45%
Class B	2.49	N/A
Class C	2.65	N/A
Class Y	3.79	N/A

STANDARDIZED YIELDS		TAXABLE EQUIVALENT YIELDS
For the 30 Days Ended 12/31/13		As of 12/31/13
Class A	3.62%	Class A	7.02%
Class B	2.86	Class B	5.54
Class C	2.93	Class C	5.68
Class Y	3.94	Class Y	7.64

AVERAGE ANNUAL TOTAL RETURNS WITHOUT SALES CHARGE AS OF 12/31/13

	Inception Date	1-Year	5-Year	10-Year	Since Inception
Class A (LTNYX)	9/18/91	-6.55%	5.73%	3.43%	4.85%
Class B (LTBBX)	5/1/97	-7.09	4.82	2.90	3.85
Class C (LTNCX)	5/1/97	-7.01	4.95	2.65	3.34
Class Y (LTBYX)	3/30/11	-6.34	N/A	N/A	2.69

AVERAGE ANNUAL TOTAL RETURNS WITH SALES CHARGE AS OF 12/31/13

	Inception Date	1-Year	5-Year	10-Year	Since Inception
Class A (LTNYX)	9/18/91	-8.66%	5.25%	3.19%	4.74%
Class B (LTBBX)	5/1/97	-10.71	4.66	2.90	3.85
Class C (LTNCX)	5/1/97	-7.92	4.95	2.65	3.34
Class Y (LTBYX)	3/30/11	-6.34	N/A	N/A	2.69

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Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investments. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677). Fund returns include changes in share price, reinvested distributions, and the applicable sales charge: for Class A shares, the current maximum initial sales charge of 2.25%; for Class B shares, the contingent deferred sales charge of 4% (1-year) and 1% (5-year); and for Class C, the contingent deferred sales charge of 1% for the 1-year period. Prior to April 1, 2012, the maximum initial sales charge for Class A shares of the Fund was 3.50%. There is no sales charge for Class Y shares. Because Class B shares convert to Class A shares 72 months after purchase, the 10-year return for Class B shares uses Class A performance for the period after conversion.

The Fund’s performance is compared to the performance of the BofA Merrill Lynch Municipal Index (3-7 Years), which consists of municipal bonds having remaining maturities between 3 and 7 years. The Fund’s performance is also compared to the Barclays Municipal Bond Index, an unmanaged index of a broad range of investment-grade municipal bonds that is a measure of the general municipal bond market. The Fund’s performance is also compared to the Consumer Price Index, a non-securities index that measures changes in the inflation rate. Indices are unmanaged and cannot be purchased by investors. Index performance includes reinvestment of income, but does not reflect transaction costs, fees, expenses or taxes. Index performance is shown for illustrative purposes only as a benchmark for the Fund’s performance, and does not predict or depict performance of the Fund. The Fund’s performance reflects the effects of the Fund’s business and operating expenses.

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Distribution yields for Class A shares are based on dividends of $0.009 for the 35-day accrual period ended December 30, 2013, which included the amounts that were set to be accrued on December 31, 2013. The yield without sales charge for Class A shares is calculated by dividing annualized dividends by the Class A net asset value on December 30, 2013; for the yield with sales charge, the denominator is the Class A maximum offering price on that date. Distribution yields for Class B, C and Y are annualized based on dividends of $0.0063, $0.0067 and $0.0097, respectively, for the 35-day accrual period ended December 30, 2013, and on the corresponding net asset values on that date; the Class B, C and Y share dividends were paid on December 30, 2013, and included the amounts set to be accrued on December 31, 2013.

Standardized yield is based on the Fund’s net investment income for the 30-day period ended December 31, 2013, and either that date’s maximum offering price (for Class A shares) or net asset value (for the other classes). Each result is compounded semiannually and annualized. Falling share prices artificially increase yields.

Taxable equivalent yield is based on the standardized yield and the 2013 top federal and New York combined tax rate of 48.4%. Calculations factor in the 3.8% tax on unearned income under the Patient Protection and Affordable Care Act, as applicable. A portion of the Fund’s distributions may be subject to tax; distributions may also increase an investor’s exposure to the alternative minimum tax. Capital gains distributions are taxable as capital gains. Tax treatments of the Fund’s distributions and capital gains may vary by state; investors should consult a tax advisor to determine if the Fund is appropriate for them. Each result is compounded semiannually and annualized. Falling share prices artificially increase yields. This Report must be preceded or accompanied by a Fund prospectus.

The average yields for AAA-rated municipal securities are provided by Municipal Market Advisors (MMA) and are based on its benchmark of general obligation bonds structured with a 5% coupon. The MMA 5% benchmark is constructed using yields from the leading underwriters, who represent a significant percentage of the primary activity of the top 10 underwriters and therefore the total issuance.

Investments in “tobacco bonds,” which are backed by the proceeds a state or territory receives from the 1998 national litigation settlement with tobacco manufacturers, may be vulnerable to economic and/or legislative events that affect issuers in a particular municipal market sector. Annual payments by MSA-participating manufacturers, for example, hinge on many factors, including annual domestic cigarette shipments, inflation and the relative market share of non-participating manufacturers. To date, we believe consumption figures remain within an acceptable range of the assumptions used to structure MSA bonds. Future MSA payments could be reduced if consumption were to fall more rapidly than originally forecast.

The Fund’s investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc. or its affiliates.

Before investing in any of the Oppenheimer funds, investors should carefully consider a fund’s investment objectives, risks, charges and expenses. Fund prospectuses and summary prospectuses contain this and other information

16    OPPENHEIMER ROCHESTER LIMITED TERM NEW YORK MUNICIPAL FUND

about the funds, and may be obtained by asking your financial advisor, visiting oppenheimerfunds.com, or calling 1.800.CALL OPP (225.5677). Read prospectuses and summary prospectuses carefully before investing. Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency and involve investment risks, including the possible loss of the principal amount invested.

17    OPPENHEIMER ROCHESTER LIMITED TERM NEW YORK MUNICIPAL FUND

Fund Expenses

Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions; and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended December 31, 2013.

Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads), or a $12.00 fee imposed annually on accounts valued at less than $500.00 (subject to exceptions described in the Statement of Additional Information). Therefore, the “hypothetical” section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

18    OPPENHEIMER ROCHESTER LIMITED TERM NEW YORK MUNICIPAL FUND

Actual	Beginning Account Value July 1, 2013	Ending Account Value December 31, 2013	Expenses Paid During 6 Months Ended December 31, 2013
Class A	$1,000.00	$954.50	$4.30
Class B	1,000.00	950.10	8.79
Class C	1,000.00	950.60	8.15
Class Y	1,000.00	952.60	3.20

Hypothetical (5% return before expenses)
Class A	1,000.00	1,020.82	4.44
Class B	1,000.00	1,016.23	9.09
Class C	1,000.00	1,016.89	8.42
Class Y	1,000.00	1,021.93	3.32

Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Those annualized expense ratios, excluding indirect expenses from affiliated funds, based on the 6-month period ended December 31, 2013 are as follows:

Class	Expense Ratios
Class A	0.87%
Class B	1.78
Class C	1.65
Class Y	0.65

The “Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.

19    OPPENHEIMER ROCHESTER LIMITED TERM NEW YORK MUNICIPAL FUND

STATEMENT OF INVESTMENTS December 31, 2013

Principal Amount		Coupon		Maturity	Effective Maturity*		Value
Municipal Bonds and Notes—103.5%
New York—75.6%
$ 1,440,000	Addison, NY Central School District	5.000%		06/01/2021	06/01/2020	A	$1,607,184
1,295,000	Addison, NY Central School District	5.000		06/01/2022	06/01/2020	A	1,425,225
1,325,000	Addison, NY Central School District	5.000		06/01/2020	06/01/2020		1,507,254
200,000	Addison, NY Central School District	5.000		06/01/2016	06/01/2016		218,910
1,045,000	Addison, NY Central School District	5.000		06/01/2018	06/01/2018		1,189,199
2,100,000	Albany County, NY IDA (Albany College of Pharmacy)[1]	5.250		12/01/2019	12/01/2014	A	2,147,733
50,000	Albany County, NY IDA (Wildwood Programs)[1]	4.900		07/01/2021	08/04/2019	B	48,043
200,000	Albany, NY Capital Resource Corp. (St. Peter’s Hospital)[1]	6.000		11/15/2025	11/15/2020	A	222,896
260,000	Albany, NY Hsg. Authority (Lark Drive)[1]	5.400		12/01/2018	01/31/2014	A	260,502
1,365,000	Albany, NY IDA (Brighter Choice Charter School for Girls)[1]	4.500		04/01/2018	12/06/2016	A	1,383,455
820,000	Albany, NY IDA (Brighter Choice Charter School for Girls)[1]	4.550		04/01/2015	10/05/2014	B	831,275
720,000	Albany, NY IDA (H. Johnson Office Park)[1]	5.750	[2]	03/01/2018	04/08/2016	B	724,673
2,590,000	Albany, NY IDA (St. Peter’s Hospital)[1]	5.250		11/15/2027	11/15/2017	A	2,702,820
3,000,000	Albany, NY IDA (St. Peter’s Hospital)[1]	5.750		11/15/2022	11/15/2017	A	3,315,540
140,000	Allegany County, NY IDA (Alfred University)[1]	5.000		08/01/2028	02/01/2014	A	140,048
20,000	Blasdell, NY Water System[1]	5.125		06/15/2017	01/31/2014	A	20,080
25,000	Blue Point, NY Fire District	4.625		08/01/2015	02/01/2014	A	25,086
485,000	Brookhaven, NY IDA (Enecon Corp.)[1]	5.800		11/01/2018	12/20/2016	B	471,255
1,355,000	Brooklyn, NY Local Devel. Corp. (Barclays Center Arena)[1]	5.750		07/15/2019	07/15/2019		1,533,860
1,400,000	Brooklyn, NY Local Devel. Corp. (Barclays Center Arena)[1]	5.750		07/15/2018	07/15/2018		1,582,840
2,325,000	Brooklyn, NY Local Devel. Corp. (Barclays Center Arena)[1]	5.750		07/15/2017	07/15/2017		2,596,513
1,350,000	Buffalo & Erie County, NY Industrial Land Devel. (Buffalo State College Foundation Hsg. Corp.)[1]	5.750		10/01/2026	04/01/2021	A	1,514,241
2,000,000	Build NYC Resource Corp. (Royal Charter Properties & Presbyterian Hospital)	4.750		12/15/2026	12/15/2022	A	2,056,720
1,705,000	Build NYC Resource Corp. (Wagner College)[1]	5.000		07/01/2025	07/01/2022	A	1,822,440
1,650,000	Build NYC Resource Corp. (Wagner College)[1]	5.000		07/01/2026	07/01/2022	A	1,747,202
1,705,000	Build NYC Resource Corp. (Wagner College)[1]	5.000		07/01/2028	07/01/2022	A	1,770,762
1,395,000	Build NYC Resource Corp. (Wagner College)[1]	5.000		07/01/2024	07/01/2022	A	1,507,758
600,000	Build NYC Resource Corp. (YMCA of Greater New York)	5.000		08/01/2021	08/01/2021		676,146
500,000	Build NYC Resource Corp. (YMCA of Greater New York)	5.000		08/01/2022	08/01/2022		561,255

20    OPPENHEIMER ROCHESTER LIMITED TERM NEW YORK MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Effective Maturity*		Value
New York Continued
$ 1,000,000	Build NYC Resource Corp. (YMCA of Greater New York)	5.000%	08/01/2032	08/01/2022	A	$1,014,600
270,000	Bushnell Basin, NY Fire Assoc. (Volunteer Fire Dept.)[1]	5.250	11/01/2015	05/09/2015	B	270,143
500,000	Cattaraugus County, NY IDA (St. Bonaventure University)[1]	5.000	05/01/2023	05/01/2016	A	502,595
170,000	Chautaugua County, NY Public Improvement[1]	4.600	04/15/2014	04/15/2014		172,142
3,805,000	Chautauqua County, NY Tobacco Asset Securitization Corp.[1]	6.500	07/01/2024	06/07/2021	B	3,705,043
815,000	Chautauqua County, NY Tobacco Asset Securitization Corp.[1]	6.250	07/01/2016	07/08/2015	B	806,500
18,160,000	Chautauqua County, NY Tobacco Asset Securitization Corp.[1]	6.750	07/01/2040	05/29/2034	B	16,621,485
20,000	Chemung County, NY IDA (Arnot Ogden Medical Center)[1]	5.000	11/01/2029	01/31/2014	A	20,008
50,000	Chestertown, NY Fire District[1]	5.125	05/15/2020	05/15/2014	A	50,704
25,000	Clinton County, NY GO	4.500	07/15/2014	01/31/2014	A	25,080
200,000	Colonie, NY GO1	4.375	10/01/2018	01/31/2014	A	200,398
10,000	Cornwall on Hudson, NY1	5.000	07/15/2015	07/15/2014	A	10,228
10,000	Deerfield, NY GO1	5.500	06/15/2018	06/15/2016	A	10,649
10,000	Deerfield, NY GO1	5.500	06/15/2017	06/15/2016	A	10,760
15,000	Deerfield, NY GO1	5.500	06/15/2020	06/15/2016	A	15,691
15,000	Deerfield, NY GO1	5.500	06/15/2019	06/15/2016	A	15,827
10,000	Deerfield, NY GO1	5.500	06/15/2014	06/15/2014		10,182
10,000	Deerfield, NY GO1	5.500	06/15/2016	06/15/2016		10,841
10,000	Deerfield, NY GO1	5.500	06/15/2015	06/15/2015		10,540
3,250,000	Dutchess County, NY Local Devel. Corp. (Anderson Center Services)[1]	6.000	10/01/2030	06/20/2024	B	3,189,127
1,135,000	East Rochester, NY Hsg. Authority (Perinton-Fairport)[1]	4.800	08/01/2019	02/01/2014	A	1,159,993
510,000	East Rochester, NY Hsg. Authority (Woodland Village)[1]	5.500	08/01/2033	05/21/2027	B	448,290
1,690,000	East Rochester, NY Hsg. Authority (Woodland Village)[1]	5.150	08/01/2016	08/13/2015	B	1,715,367
150,000	East Syracuse, NY Hsg. Authority (Bennett Manor Associates)[1]	6.700	04/01/2021	01/31/2014	A	150,367
2,595,000	Erie County, NY IDA (Buffalo City School District)[1]	5.750	05/01/2029	05/01/2018	A	2,893,659
2,000,000	Erie County, NY IDA (School Facility)	5.000	05/01/2026	05/01/2022	A	2,196,460
3,310,000	Erie County, NY IDA (School Facility)	5.000	05/01/2025	05/01/2022	A	3,663,607
600,000	Erie County, NY Public Improvement District	5.000	04/01/2023	04/01/2022	A	671,178
525,000	Erie County, NY Public Improvement District	5.000	04/01/2024	04/01/2022	A	579,500
500,000	Erie County, NY Public Improvement District	5.000	04/01/2025	04/01/2022	A	547,135
700,000	Erie County, NY Public Improvement District	5.000	04/01/2026	04/01/2022	A	760,403

21    OPPENHEIMER ROCHESTER LIMITED TERM NEW YORK MUNICIPAL FUND

STATEMENT OF INVESTMENTS Continued

Principal Amount		Coupon	Maturity	Effective Maturity*		Value
New York Continued
$ 29,615,000	Erie County, NY Tobacco Asset Securitization Corp.[1]	5.000%	06/01/2031	07/24/2022	B	$23,973,342
9,750,000	Erie County, NY Tobacco Asset Securitization Corp.[1]	5.000	06/01/2038	08/02/2027	B	7,304,408
360,000	Essex County, NY IDA (North Country Community College Foundation)[1]	4.600	06/01/2015	06/01/2015		375,458
30,000	Essex County, NY Improvement Authority (Mt. Carmel Towers)[1]	4.850	11/01/2032	01/31/2014	A	30,250
285,000	Franklin County, NY IDA (North Country Community College Foundation)[1]	4.600	06/01/2015	06/01/2015		297,731
835,000	Franklin County, NY Solid Waste Management Authority[1]	5.000	06/01/2027	06/01/2022	A	878,996
500,000	Geneva, NY Devel. Corp. (Hobart & William Smith Colleges)[1]	5.000	09/01/2025	09/01/2022	A	543,540
1,105,000	Glen Cove, NY GO1	6.250	04/01/2026	04/01/2016	A	1,141,962
750,000	Glen Cove, NY GO1	6.250	04/01/2024	04/01/2016	A	778,987
905,000	Glen Cove, NY GO1	6.250	04/01/2025	04/01/2016	A	937,526
10,000	Glen Falls, NY GO1	5.250	04/01/2018	04/01/2014	A	10,068
270,000	Gloversville, NY GO1	5.800	03/15/2017	03/15/2014	A	273,043
285,000	Gloversville, NY GO1	5.800	03/15/2018	03/15/2014	A	285,784
50,000	Gloversville, NY GO1	5.800	03/15/2015	03/15/2014	A	50,571
235,000	Gloversville, NY GO1	5.800	03/15/2014	03/15/2014		237,752
75,000	Hempstead Village, NY GO1	5.000	09/15/2020	09/15/2016	A	78,535
75,000	Hempstead Village, NY GO1	5.000	09/15/2019	09/15/2016	A	79,395
75,000	Hempstead Village, NY GO1	5.000	09/15/2021	09/15/2016	A	77,719
75,000	Hempstead Village, NY GO1	5.000	09/15/2023	09/15/2016	A	76,769
75,000	Hempstead Village, NY GO1	5.000	09/15/2022	09/15/2016	A	77,210
75,000	Hempstead Village, NY GO1	5.000	09/15/2017	09/15/2016	A	81,313
75,000	Hempstead Village, NY GO1	5.000	09/15/2018	09/15/2016	A	80,333
425,000	Hempstead, NY IDA (Peninsula Counseling Center)[1]	5.750	11/01/2018	12/14/2016	B	405,348
20,000	Hudson Falls, NY Central School District[1]	4.750	06/15/2019	06/15/2019		22,101
1,100,000	Islip, NY Res Rec, Series E1	5.750	07/01/2020	07/01/2014	A	1,136,773
1,000,000	Islip, NY Res Rec, Series E1	5.750	07/01/2023	07/01/2014	A	1,032,660
1,315,000	Islip, NY Res Rec, Series E1	5.750	07/01/2021	07/01/2014	A	1,358,961
1,175,000	Islip, NY Res Rec, Series E1	5.750	07/01/2019	07/01/2014	A	1,214,280
2,990,000	Islip, NY Res Rec, Series E1	5.625	07/01/2017	07/01/2014	A	3,081,883
250,000	Jamestown, NY GO1	5.000	08/01/2024	08/01/2014	A	252,040
250,000	Jamestown, NY GO1	5.000	08/01/2025	08/01/2014	A	251,905
2,620,000	Jefferson County, NY IDA (International Paper)[1]	5.200	12/01/2020	01/31/2014	A	2,620,210
230,000	L.I., NY Power Authority[1]	6.000	05/01/2033	05/01/2019	A	258,021
250,000	L.I., NY Power Authority, Series A1	5.500	04/01/2024	04/01/2019	A	272,312
19,945,000	L.I., NY Power Authority, Series A	5.000	09/01/2026	09/01/2022	A	21,117,567
480,000	L.I., NY Power Authority, Series A1	6.250	04/01/2033	04/01/2019	A	540,019
100,000	L.I., NY Power Authority, Series A1	5.250	12/01/2020	06/01/2016	A	111,365
5,850,000	L.I., NY Power Authority, Series A1	5.000	12/01/2025	06/01/2016	A	6,263,770

22    OPPENHEIMER ROCHESTER LIMITED TERM NEW YORK MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Effective Maturity*		Value
New York Continued
$ 1,700,000	L.I., NY Power Authority, Series A1	5.750%	04/01/2039	04/01/2019	A	$1,822,961
1,030,000	L.I., NY Power Authority, Series A1	5.100	09/01/2029	09/01/2014	A	1,063,640
14,825,000	L.I., NY Power Authority, Series B	5.000	09/01/2029	09/01/2022	A	15,201,407
10,000,000	L.I., NY Power Authority, Series B	5.000	09/01/2027	09/01/2022	A	10,447,400
4,000,000	L.I., NY Power Authority, Series B1	5.000	09/01/2024	09/01/2022	A	4,347,200
185,000	Lackawanna, NY Hsg. Authority[1]	5.000	09/01/2015	09/01/2015		194,072
2,210,000	Livingston County, NY IDA (Nicholas H. Noyes Memorial Hospital)[1]	5.875	07/01/2022	01/31/2014	A	2,210,155
1,010,000	Livingston County, NY IDA (Nicholas H. Noyes Memorial Hospital)[1]	6.000	07/01/2030	04/22/2027	B	989,315
70,000	Livonia, NY GO1	5.000	06/15/2020	06/15/2017	A	74,908
75,000	Livonia, NY GO1	5.000	06/15/2025	06/15/2017	A	77,577
85,000	Livonia, NY GO1	5.000	06/15/2023	06/15/2017	A	88,611
90,000	Livonia, NY GO1	5.000	06/15/2024	06/15/2017	A	93,376
75,000	Livonia, NY GO1	5.000	06/15/2021	06/15/2017	A	79,396
80,000	Livonia, NY GO1	5.000	06/15/2022	06/15/2017	A	83,868
35,000	Lyncourt, NY Fire District[1]	6.000	10/15/2016	04/15/2014	A	35,470
2,000,000	Lyons, NY Community Health Initiatives Corp.[1]	5.550	09/01/2024	09/01/2014	A	2,138,320
2,065,000	Madison County, NY IDA (Morrisville State College Foundation)[1]	5.000	06/01/2022	06/01/2016	A	2,091,391
100,000	Madison County, NY IDA (Morrisville State College Foundation)[1]	5.000	06/01/2015	12/04/2014	B	100,842
1,500,000	Madison County, NY IDA (Oneida Healthcare Center)[1]	5.350	02/01/2031	02/01/2014	A	1,505,700
90,000	Madison County, NY IDA (Oneida Healthcare Center)[1]	5.300	02/01/2021	02/01/2014	A	90,030
1,220,000	Madison County, NY IDA (Oneida Healthcare Center)	5.500	02/01/2016	02/01/2014	A	1,222,769
25,000	Monroe County, NY GO1	5.750	06/01/2015	01/31/2014	A	25,114
5,000	Monroe County, NY GO1	5.000	06/01/2017	01/31/2014	A	5,020
660,000	Monroe County, NY IDA (Rochester General Hospital)	5.000	12/01/2028	12/01/2022	A	677,404
345,000	Monroe County, NY IDA (Rochester General Hospital)	5.000	12/01/2027	12/01/2022	A	357,713
400,000	Monroe County, NY IDA (Rochester General Hospital)	5.000	12/01/2026	12/01/2022	A	419,888
9,665,000	Monroe County, NY IDA (Rochester Schools Modernization)	5.000	05/01/2029	05/01/2023	A	10,218,128
515,000	Monroe County, NY IDA (Southview Towers)[1]	6.125	02/01/2020	02/01/2014	A	516,313
275,000	Monroe County, NY IDA (Summit at Brighton)[1]	5.000	07/01/2016	07/13/2015	B	266,879
325,000	Monroe County, NY IDA (West End Business Center)[1]	5.125	12/01/2014	12/01/2014		321,594
200,000	Monroe County, NY Industrial Devel. Corp. (Nazareth College of Rochester)[1]	5.000	10/01/2026	10/01/2021	A	207,230
615,000	Monroe County, NY Industrial Devel. Corp. (St. John Fisher College)	5.000	06/01/2023	06/01/2022	A	664,772
35,000	Monroe County, NY Water Authority[1]	5.250	08/01/2016	02/01/2014	A	35,146

23    OPPENHEIMER ROCHESTER LIMITED TERM NEW YORK MUNICIPAL FUND

STATEMENT OF INVESTMENTS Continued

Principal Amount		Coupon	Maturity	Effective Maturity*		Value
New York Continued
$ 7,800,000	Monroe, NY Newpower Corp.[1]	6.375%	01/01/2024	07/01/2014	A	$7,837,596
280,000	Mount Vernon, NY IDA (Kings Court)[1]	5.125	12/01/2023	01/31/2014	A	282,982
975,000	Mount Vernon, NY IDA (Macedonia Towers)[1]	5.125	12/01/2023	12/01/2014	A	985,218
300,000	Nassau County, NY IDA (ACDS)[1]	5.950	11/01/2022	11/01/2022		281,544
350,000	Nassau County, NY IDA (ACDS)[1]	6.000	12/01/2019	07/29/2017	B	335,849
180,000	Nassau County, NY IDA (ALIA-ACDS)[1]	7.000	11/01/2016	01/31/2014	A	180,047
265,000	Nassau County, NY IDA (ALIA-CMA)[1]	7.000	11/01/2016	01/31/2014	A	265,069
205,000	Nassau County, NY IDA (ALIA-CRR)[1]	7.000	11/01/2016	01/31/2014	A	205,053
45,000	Nassau County, NY IDA (ALIA-FREE)[1]	7.000	11/01/2016	01/31/2014	A	45,012
185,000	Nassau County, NY IDA (ALIA-HKSB)[1]	7.000	11/01/2016	01/31/2014	A	185,048
830,000	Nassau County, NY IDA (CSMR)[1]	6.000	12/01/2019	08/01/2017	B	799,207
1,600,000	Nassau County, NY IDA (CSMR)[1]	5.950	11/01/2022	11/01/2022		1,501,568
415,000	Nassau County, NY IDA (Epilepsy Foundation of L.I.)[1]	6.000	12/01/2019	07/31/2017	B	404,364
200,000	Nassau County, NY IDA (Epilepsy Foundation of L.I.)[1]	5.950	11/01/2022	11/01/2022		187,696
160,000	Nassau County, NY IDA (Hispanic Counseling Center)[1]	6.000	11/01/2017	11/01/2017		158,029
17,015,000	Nassau County, NY IDA (Keyspan-Glenwood Energy Center)[1]	5.250	06/01/2027	01/31/2014	A	17,062,472
200,000	Nassau County, NY IDA (Life’s WORCA)[1]	5.950	11/01/2022	11/01/2022		187,696
500,000	Nassau County, NY IDA (New York Institute of Technology)[1]	5.000	03/01/2021	03/01/2020	A	543,400
500,000	Nassau County, NY IDA (PLUS Group Home)[1]	6.150	11/01/2022	11/01/2022		472,955
35,000	Nassau County, NY IDA (United Veteran’s Beacon House)[1]	6.000	11/01/2017	11/01/2017		34,569
285,000	Nassau County, NY IDA (WORCA)[1]	6.000	12/01/2019	07/25/2017	B	273,398
60,000	Nassau County, NY IDA, Series C1	6.000	12/01/2019	09/01/2017	B	57,557
2,230,000	Nassau County, NY Local Economic Assistance Corp. (South Nassau Communities Hospital)	5.000	07/01/2022	07/01/2022		2,413,618
5,690,000	Nassau County, NY Local Economic Assistance Corp. (South Nassau Communities Hospital)	5.000	07/01/2027	07/01/2022	A	5,834,583
4,500,000	Nassau County, NY Local Economic Assistance Corp. (Winthrop University Hospital)	5.000	07/01/2027	07/01/2022	A	4,559,085
21,000,000	Nassau County, NY Tobacco Settlement Corp.[1]	5.250	06/01/2026	09/03/2023	B	17,959,620
15,000	New Paltz, NY Central School District	4.500	06/01/2016	01/31/2014	A	15,049
13,010,000	New Rochelle, NY IDA (College of New Rochelle)[1]	5.250	07/01/2027	04/07/2024	B	12,702,964
4,755,000	New Rochelle, NY IDA (College of New Rochelle)[1]	5.500	07/01/2019	07/01/2014	A	4,788,095
2,535,000	Newburgh, NY IDA (Bourne & Kenney Redevel. Company)[1]	5.750	02/01/2032	02/01/2014	A	2,536,318

24    OPPENHEIMER ROCHESTER LIMITED TERM NEW YORK MUNICIPAL FUND

Principal Amount		Coupon		Maturity	Effective Maturity*		Value
New York Continued
$ 825,000	Newburgh, NY IDA (Bourne & Kenney Redevel. Company)[1]	5.650%		08/01/2020	02/01/2014	A	$827,137
185,000	Niagara County, NY IDA (Affinity Foxwood Place)[1]	4.350		01/20/2017	07/30/2015	B	190,274
800,000	Niagara County, NY IDA (Niagara Falls Memorial Medical Center)	5.750		06/01/2018	06/01/2014	A	801,448
1,190,000	Niagara County, NY Tobacco Asset Securitization Corp.[1]	6.250		05/15/2034	04/03/2024	B	1,119,528
945,000	Niagara County, NY Tobacco Asset Securitization Corp.[1]	6.250		05/15/2040	06/15/2028	B	861,198
11,995,000	Niagara County, NY Tobacco Asset Securitization Corp.[1]	6.750		05/15/2029	07/01/2019	B	11,769,254
1,175,000	Niagara County, NY Tobacco Asset Securitization Corp.[1]	5.875		05/15/2022	05/15/2015	B	1,152,499
2,045,000	Niagara Falls, NY City School District (High School Facility)[1]	5.000		06/15/2021	06/15/2015	A	2,140,910
870,000	Niagara Falls, NY City School District (High School Facility)[1]	5.000		06/15/2022	06/15/2015	A	910,803
200,000	Niagara Falls, NY City School District (High School Facility)[1]	5.000		06/15/2025	06/15/2015	A	209,362
250,000	Niagara Falls, NY GO1	4.500		03/01/2021	01/31/2014	A	250,273
475,000	Niagara Falls, NY GO1	4.500		03/01/2020	01/31/2014	A	475,655
455,000	Niagara Falls, NY GO1	4.500		03/01/2019	01/31/2014	A	455,783
1,000,000	Niagara Falls, NY Public Water Authority[1]	5.500		07/15/2034	07/15/2015	A	1,010,540
320,000	Niagara, NY Area Devel. Corp. (Niagara University)	5.000		05/01/2026	05/01/2022	A	333,638
2,250,000	Niagara, NY Frontier Transportation Authority (Buffalo Niagara International Airport)[1]	0.334	[2]	04/01/2024	01/08/2014	A	2,008,672
4,550,000	Niagara, NY Frontier Transportation Authority (Buffalo Niagara International Airport)[1]	0.330	[2]	04/01/2024	02/06/2014	A	4,057,854
225,000	Niagara, NY Frontier Transportation Authority (Buffalo Niagara International Airport)[1]	0.330	[2]	04/01/2024	02/06/2014	A	200,667
10,000	Niagara, NY Frontier Transportation Authority (Buffalo Niagara International Airport)[1]	5.500		04/01/2019	01/31/2014	A	10,060
3,345,000	Niagara, NY Frontier Transportation Authority (Buffalo Niagara International Airport)[1]	5.500		04/01/2017	01/31/2014	A	3,365,070
410,000	Niagara, NY Frontier Transportation Authority (Buffalo Niagara International Airport)[1]	5.750		04/01/2019	01/31/2014	A	413,075
18,890,000	Niagara, NY Frontier Transportation Authority (Buffalo Niagara International Airport)[1]	5.625		04/01/2029	01/31/2014	A	19,027,708

25    OPPENHEIMER ROCHESTER LIMITED TERM NEW YORK MUNICIPAL FUND

STATEMENT OF INVESTMENTS Continued

Principal Amount		Coupon	Maturity	Effective Maturity*		Value
New York Continued
$ 125,000	Niagara, NY Frontier Transportation Authority (Buffalo Niagara International Airport)[1]	5.000%	04/01/2028	02/24/2024	B	$117,459
100,000	Niagara, NY Frontier Transportation Authority (Buffalo Niagara International Airport)[1]	5.500	04/01/2016	01/31/2014	A	100,600
75,000	Niagara, NY Frontier Transportation Authority International Airport[1]	5.000	04/01/2018	01/31/2014	A	75,026
980,000	North Babylon, NY Volunteer Fire Company[1]	5.750	08/01/2022	12/14/2018	B	939,056
515,000	NY Capital District Youth Center[1]	6.000	02/01/2017	02/01/2014	A	517,060
125,000	NY Convention Center (Hotel Unit)[1]	5.000	11/15/2026	11/15/2015	A	132,035
4,390,000	NY Counties Tobacco Trust I1	6.500	06/01/2035	12/31/2018	B	4,106,494
3,295,000	NY Counties Tobacco Trust I1	6.625	06/01/2042	12/04/2023	B	3,127,680
65,000	NY Counties Tobacco Trust I1	5.875	06/01/2014	06/01/2014		64,917
4,670,000	NY Counties Tobacco Trust I1	6.300	06/01/2019	04/06/2018	B	4,617,136
2,120,000	NY Counties Tobacco Trust II (TASC)[1]	6.000	06/01/2015	01/31/2014	A	2,120,276
1,925,000	NY Counties Tobacco Trust II (TASC)[1]	5.750	06/01/2014	01/31/2014	A	1,925,019
915,000	NY Counties Tobacco Trust II (TASC)[1]	5.625	06/01/2035	04/01/2020	B	878,674
800,000	NY Counties Tobacco Trust II (TASC)[1]	5.750	06/01/2043	08/15/2026	B	759,272
2,330,000	NY Counties Tobacco Trust II (TASC)[1]	6.000	06/01/2016	01/31/2014	A	2,330,116
9,155,000	NY Counties Tobacco Trust II (TASC)[1]	5.250	06/01/2025	02/20/2014	B	8,984,442
18,575,000	NY Counties Tobacco Trust III[1]	6.000	06/01/2043	11/12/2019	B	18,234,149
6,140,000	NY Counties Tobacco Trust III[1]	5.750	06/01/2033	01/31/2014	A	6,140,982
2,375,000	NY Counties Tobacco Trust IV1	4.250	06/01/2021	06/19/2014	B	2,289,049
38,400,000	NY Counties Tobacco Trust IV (TASC)[1]	6.250	06/01/2041	03/04/2026	B	32,285,568
4,520,000	NY Counties Tobacco Trust IV (TASC)[1]	4.750	06/01/2026	08/07/2018	B	3,950,842
500,000	NY Grand Central BID (Grand Central District Management)[1]	5.000	01/01/2022	01/17/2014	A	501,080
5,000	NY MTA Commuter Facilities, Series 7[1]	5.625	07/01/2016	01/31/2014	A	5,217
50,000	NY MTA Commuter Facilities, Series B1	5.125	07/01/2024	01/31/2014	A	51,379
5,000	NY MTA Commuter Facilities, Series B1	5.000	07/01/2017	01/31/2014	A	5,227
5,000	NY MTA Commuter Facilities, Series D1	5.000	07/01/2016	01/31/2014	A	5,224
300,000	NY MTA, Series 2008C1	6.250	11/15/2023	11/15/2018	A	352,017
10,785,000	NY MTA, Series A1	5.000	11/15/2026	05/15/2016	A	11,603,042
2,500,000	NY MTA, Series A	5.000	11/15/2029	05/15/2023	A	2,631,725
7,150,000	NY MTA, Series A1	5.000	11/15/2026	11/15/2017	A	7,695,402
12,475,000	NY MTA, Series A1	5.250	11/15/2029	05/15/2016	A	13,144,284
6,500,000	NY MTA, Series B1	5.250	11/15/2027	11/15/2019	A	7,157,865
100,000	NY MTA, Series B1	5.000	11/15/2023	11/15/2016	A	111,286
10,000,000	NY MTA, Series C	5.000	11/15/2029	11/15/2022	A	10,503,800
5,000,000	NY MTA, Series C1	5.000	11/15/2030	11/15/2022	A	5,218,150
14,000,000	NY MTA, Series C	5.000	11/15/2028	11/15/2022	A	14,832,440
25,000,000	NY MTA, Series D	5.000	11/15/2027	11/15/2019	A	26,610,750
6,000,000	NY MTA, Series D	5.000	11/15/2024	11/15/2017	A	6,540,420
20,000,000	NY MTA, Series D	5.000	11/15/2029	11/15/2022	A	21,007,600
5,000,000	NY MTA, Series D1	5.000	11/01/2024	11/01/2022	A	5,465,250
4,000,000	NY MTA, Series D1	5.000	11/01/2025	11/01/2022	A	4,330,520
5,000,000	NY MTA, Series D1	5.000	11/15/2031	11/15/2021	A	5,197,550

26    OPPENHEIMER ROCHESTER LIMITED TERM NEW YORK MUNICIPAL FUND

Principal Amount		Coupon		Maturity	Effective Maturity*		Value
New York Continued
$ 5,075,000	NY MTA, Series D-1	5.000%		11/01/2028	11/01/2022	A	$5,375,592
11,800,000	NY MTA, Series D-1	5.000		11/01/2026	11/01/2022	A	12,698,924
2,230,000	NY MTA, Series F1	5.000		11/15/2030	11/15/2015	A	2,313,558
16,845,000	NY MTA, Series F1	5.000		11/15/2027	11/15/2022	A	17,991,471
19,140,000	NY MTA, Series F1	5.000		11/15/2030	11/15/2022	A	19,975,078
5,000,000	NY MTA, Series H1	5.000		11/15/2030	11/15/2022	A	5,218,150
2,105,000	NY Oneida Healthcare Corp. (Oneida Health Systems)	5.500		02/01/2016	02/01/2014	A	2,110,515
4,180,000	NY Oneida Healthcare Corp. (Oneida Health Systems)[1]	5.300		02/01/2021	02/01/2014	A	4,182,968
10,000,000	NY Sales Tax Asset Receivable Corp.[1]	5.000		10/15/2026	10/15/2014	A	10,349,700
25,720,000	NY Seneca Nation Indians Capital Improvements[1]	5.000		12/01/2023	06/01/2017	A	25,783,014
8,000,000	NY Triborough Bridge & Tunnel Authority	5.000		11/15/2026	05/15/2023	A	8,811,280
1,500,000	NY Triborough Bridge & Tunnel Authority[1]	5.000		11/15/2030	11/15/2022	A	1,608,720
1,000,000	NY Triborough Bridge & Tunnel Authority[1]	5.000		11/15/2033	11/15/2018	A	1,059,760
5,000,000	NY Triborough Bridge & Tunnel Authority	5.000		11/15/2028	11/15/2022	A	5,448,100
4,525,000	NY Triborough Bridge & Tunnel Authority[1]	5.000		01/01/2025	01/01/2022	A	5,082,299
2,540,000	NY Triborough Bridge & Tunnel Authority[1]	5.000		11/15/2029	11/15/2022	A	2,743,784
4,000,000	NY Triborough Bridge & Tunnel Authority	5.000		11/15/2029	11/15/2022	A	4,320,920
40,000	NY Triborough Bridge & Tunnel Authority[1]	5.000		01/01/2024	01/31/2014	A	40,071
50,000,000	NY TSASC, Inc. (TFABs)[3]	5.000		06/01/2026	12/23/2021	A	43,384,000
14,740,000	NY TSASC, Inc. (TFABs)[1]	5.000		06/01/2034	12/09/2027	B	11,024,046
154,440,000	NY TSASC, Inc. (TFABs)[1]	4.750		06/01/2022	09/17/2015	B	149,488,654
14,000,000	NY TSASC, Inc. (TFABs)[1]	5.000		06/01/2026	12/23/2021	B	12,147,520
145,000	NY Valley Health Devel. Corp.[1]	6.750		05/20/2022	01/31/2014	A	148,599
10,000,000	NYC Capital Resources Corp. (Albee Retail Devel.)[1]	7.250	[2]	11/01/2042	11/01/2014	C	9,974,600
6,350,000	NYC GO	5.000		08/01/2030	08/01/2022	A	6,759,829
6,675,000	NYC GO3	5.000		06/01/2023	08/31/2019	A	7,088,908
5,995,000	NYC GO3	5.000		12/01/2023	10/02/2016	A	6,198,100
6,500,000	NYC GO1	5.125		12/01/2024	12/01/2017	A	7,336,550
590,000	NYC GO	6.350		05/15/2014	01/31/2014	A	592,997
5,000	NYC GO1	6.000		02/15/2024	01/31/2014	A	5,018
22,970,000	NYC GO3	5.000		08/01/2026	02/01/2023	A	25,373,351
45,000	NYC GO1	7.750		08/15/2027	02/15/2014	A	45,339
9,500,000	NYC GO1	5.250		04/01/2028	04/01/2019	A	10,554,120
28,685,000	NYC GO3	5.000		08/01/2027	02/01/2023	A	31,307,266
18,760,000	NYC GO3	5.000		08/01/2026	02/01/2023	A	20,722,859
26,090,000	NYC GO3	5.000		08/01/2027	02/01/2023	A	28,475,148
5,000	NYC GO1	5.625		08/01/2015	02/01/2014	A	5,021

27    OPPENHEIMER ROCHESTER LIMITED TERM NEW YORK MUNICIPAL FUND

STATEMENT OF INVESTMENTS Continued

Principal Amount		Coupon		Maturity	Effective Maturity*		Value
New York Continued
$ 2,000,000	NYC GO1	5.000%		08/01/2024	02/01/2016	A	$2,154,040
5,000	NYC GO1	5.500		08/01/2022	02/01/2014	A	5,017
10,000	NYC GO1	5.750		08/01/2018	02/01/2014	A	10,105
60,000	NYC GO1	5.875		08/01/2019	02/01/2014	A	60,649
50,000	NYC GO1	5.875		06/01/2019	01/31/2014	A	50,540
5,000	NYC GO1	5.500		06/01/2028	01/31/2014	A	5,016
5,000	NYC GO1	5.500		02/15/2026	01/31/2014	A	5,022
10,000	NYC GO	5.125		08/01/2022	02/01/2014	A	10,030
21,015,000	NYC GO1	5.000		08/01/2024	08/01/2016	A	22,973,178
15,000	NYC GO1	5.500		11/15/2037	01/31/2014	A	15,046
10,000	NYC GO1	5.500		02/15/2026	01/31/2014	A	10,044
500,000	NYC GO1	5.000		08/01/2022	08/01/2015	A	534,925
1,000,000	NYC GO1	5.000		08/01/2030	08/01/2015	A	1,035,540
4,000,000	NYC GO	5.000		10/01/2030	10/01/2022	A	4,262,200
1,100,000	NYC GO1	5.000		08/01/2027	02/01/2022	A	1,191,091
2,000,000	NYC GO1	5.000		08/01/2029	08/01/2022	A	2,144,020
7,820,000	NYC GO	5.000		10/01/2031	10/01/2022	A	8,273,638
670,000	NYC GO1	5.750		08/01/2018	02/01/2014	A	677,042
8,065,000	NYC GO1	5.000		08/01/2023	08/01/2019	A	9,203,536
19,505,000	NYC GO1	5.000		08/01/2028	08/01/2019	A	21,539,566
140,000	NYC GO1	5.250		08/15/2024	08/15/2014	A	144,443
5,320,000	NYC GO1	5.000		11/01/2025	11/01/2014	A	5,526,044
90,000	NYC GO1	5.000		09/01/2023	09/01/2015	A	96,502
225,000	NYC GO1	5.000		08/01/2020	08/01/2014	A	230,364
1,930,000	NYC GO1	5.000		12/01/2024	12/01/2014	A	2,012,546
29,230,000	NYC GO1	4.950	[2]	12/15/2033	01/07/2014	A	29,230,000
26,490,000	NYC GO1	4.900	[2]	12/15/2028	01/07/2014	A	26,490,000
5,000	NYC GO1	5.000		08/01/2023	08/01/2015	A	5,344
2,510,000	NYC GO3	5.000		06/01/2023	08/31/2019	A	2,665,642
225,000	NYC HDC (Multifamily Hsg.)[1]	5.150		11/01/2037	05/01/2017	A	230,328
260,000	NYC HDC (Multifamily Hsg.)[1]	5.200		11/01/2035	09/15/2033	B	257,304
30,000	NYC HDC (Multifamily Hsg.)[1]	5.100		11/01/2018	05/01/2018	A	32,279
4,785,000	NYC HDC (Multifamily Hsg.)[1]	5.500		11/01/2028	05/01/2018	A	4,917,114
1,500,000	NYC HDC (Multifamily Hsg.)[1]	5.000		11/01/2030	10/14/2025	B	1,496,520
515,000	NYC HDC (Multifamily Hsg.)[1]	5.100		11/01/2027	05/01/2017	A	523,477
200,000	NYC HDC (Multifamily Hsg.)[1]	6.250		11/01/2023	11/01/2018	A	215,394
1,850,000	NYC HDC (Multifamily Hsg.)[1]	4.750		11/01/2030	05/01/2020	A	1,884,317
4,725,000	NYC HDC (Multifamily Hsg.)[1]	4.750		11/01/2030	05/01/2020	A	4,812,649
35,000	NYC HDC (Multifamily Hsg.), Series E1	6.250		05/01/2036	01/31/2014	A	35,030
1,125,000	NYC HDC, Series A1	5.250		05/01/2030	05/01/2014	A	1,138,657
2,215,000	NYC HDC, Series C1	5.000		11/01/2026	11/01/2015	A	2,237,637
11,460,000	NYC Health & Hospital Corp.[1]	5.000		02/15/2024	02/15/2020	A	12,365,111
37,400,000	NYC Health & Hospital Corp. (Health System)[1]	5.000		02/15/2030	02/15/2020	A	38,753,506
315,000	NYC IDA (Calhoun School)	6.250		12/01/2016	12/13/2015	B	364,505
240,000	NYC IDA (Center for Elimination of Family Violence)[1]	6.250		11/01/2016	11/17/2015	B	237,233
2,345,000	NYC IDA (Chapin School)[1]	4.800		11/01/2018	04/12/2016	A	2,401,421

28    OPPENHEIMER ROCHESTER LIMITED TERM NEW YORK MUNICIPAL FUND

Principal Amount		Coupon		Maturity	Effective Maturity*		Value
New York Continued
$ 35,000	NYC IDA (College of Mount St. Vincent)[1]	4.750%		06/01/2025	01/31/2014	A	$35,002
1,265,000	NYC IDA (Comprehensive Care Management)[1]	5.750		08/01/2018	11/01/2014	A	1,274,994
1,535,000	NYC IDA (Comprehensive Care Management)[1]	5.750		05/01/2019	11/01/2014	A	1,544,624
175,000	NYC IDA (Comprehensive Care Management)[1]	5.625		11/01/2015	05/08/2015	B	179,806
1,470,000	NYC IDA (Comprehensive Care Management)[1]	5.750		11/01/2018	11/01/2014	A	1,481,613
225,000	NYC IDA (Comprehensive Care Management)[1]	5.625		11/01/2015	05/10/2015	B	231,178
595,000	NYC IDA (Family Support Systems)[4]	6.500		11/01/2014	11/01/2014		237,982
210,000	NYC IDA (Gourmet Boutique)[5]	5.250		11/01/2013	11/01/2013		146,998
690,000	NYC IDA (Guttmacher Institute)[1]	5.250		12/01/2016	12/01/2016		683,638
260,000	NYC IDA (Horace Mann School)[1]	5.000		07/01/2018	01/31/2014	A	260,866
635,000	NYC IDA (Horace Mann School)	5.000		07/01/2023	01/31/2014	A	637,032
400,000	NYC IDA (Independent Living Assoc.)[1]	6.200		07/01/2020	09/25/2017	B	391,984
300,000	NYC IDA (Manhattan Community Access Corp.)[1]	5.250		12/01/2016	12/14/2015	B	293,517
230,000	NYC IDA (Margaret Tietz Nursing & Rehabilitation Center)[1]	5.375		11/01/2018	12/10/2016	B	232,420
1,655,000	NYC IDA (Margaret Tietz Nursing & Rehabilitation Center)[1]	5.375		11/01/2016	11/13/2015	B	1,683,896
1,140,000	NYC IDA (Margaret Tietz Nursing & Rehabilitation Center)[1]	5.375		11/01/2018	12/11/2016	B	1,151,993
670,000	NYC IDA (Metro Biofuels)[4]	5.500		11/01/2013	11/01/2013		468,933
1,400,000	NYC IDA (Metropolitan College of New York)[1]	5.750		03/01/2020	01/24/2015	A	1,429,176
5,865,000	NYC IDA (Montefiore Medical Center Corp.)[1]	5.125		11/01/2035	01/31/2014	A	5,868,519
4,585,000	NYC IDA (Montefiore Medical Center Corp.)[1]	5.125		11/01/2025	01/31/2014	A	4,591,327
805,000	NYC IDA (New York Institute of Technology)[1]	5.250		03/01/2018	01/31/2014	A	807,817
75,000	NYC IDA (Polytechnic University)[1]	4.550		11/01/2018	11/01/2017	A	78,245
200,000	NYC IDA (Queens Baseball Stadium)[1]	6.125		01/01/2029	01/01/2019	A	217,318
575,000	NYC IDA (Reece School)[1]	6.500		12/01/2017	06/28/2016	B	595,533
2,505,000	NYC IDA (Rosco, Inc.)	5.625		06/01/2022	10/25/2018	B	2,498,888
4,450,000	NYC IDA (Samaritan Aids Services)[1]	5.000		11/01/2024	01/31/2014	A	4,456,052
200,000	NYC IDA (Special Needs Facilities Pooled Program)[1]	5.800		07/01/2023	10/13/2021	B	182,718
10,000	NYC IDA (Special Needs Facilities Pooled Program)[1]	4.150		07/01/2014	07/01/2014		9,969
260,000	NYC IDA (Stallion)[1]	5.500		11/01/2017	05/23/2016	B	249,140
450,000	NYC IDA (Stallion)	5.000		11/01/2016	11/01/2016		433,215
1,170,000	NYC IDA (Studio School)[4]	6.250		11/01/2018	12/16/2016	B	887,305
15,245,000	NYC IDA (Terminal One Group Assoc.)[1]	5.500	[2]	01/01/2020	01/01/2016	C	16,373,130

29    OPPENHEIMER ROCHESTER LIMITED TERM NEW YORK MUNICIPAL FUND

STATEMENT OF INVESTMENTS Continued

Principal Amount		Coupon		Maturity	Effective Maturity*		Value
New York Continued
$ 48,790,000	NYC IDA (Terminal One Group Assoc.)[1]	5.500%[2]		01/01/2024	01/01/2016	C	$52,320,444
10,250,000	NYC IDA (Terminal One Group Assoc.)[1]	5.500	[2]	01/01/2021	01/01/2016	C	11,029,513
14,620,000	NYC IDA (Terminal One Group Assoc.)[1]	5.500	[2]	01/01/2019	01/01/2016	C	15,786,091
8,605,000	NYC IDA (Terminal One Group Assoc.)[1]	5.500	[2]	01/01/2017	01/01/2016	C	9,300,198
11,820,000	NYC IDA (Terminal One Group Assoc.)[1]	5.500	[2]	01/01/2018	01/01/2016	C	12,811,698
500,000	NYC IDA (TIP/AeFM/AeH/AeHC/AeJFK/AeKC Obligated Group)[1]	5.000		07/01/2020	07/01/2020		520,815
250,000	NYC IDA (TIP/AeFM/AeH/AeHC/AeJFK/AeKC Obligated Group)[1]	5.000		07/01/2021	07/01/2021		258,525
3,250,000	NYC IDA (TIP/AeFM/AeH/AeHC/AeJFK/AeKC/AeL Obligated Group)	5.000		07/01/2022	07/01/2022		3,338,302
90,000	NYC IDA (Trinity Episcopal School Corp.)[1]	5.250		06/15/2017	01/31/2014	A	90,303
4,450,000	NYC IDA (Unicef)[1]	5.050		11/01/2018	12/07/2016	B	4,252,865
1,000,000	NYC IDA (Urban Resource Institute)[1]	5.250		03/01/2023	01/31/2014	A	1,003,500
25,000	NYC IDA (USTA National Tennis Center)[1]	5.000		11/15/2018	01/31/2014	A	25,098
2,000,000	NYC IDA (Visy Paper)[1,6]	7.800		01/01/2016	01/31/2014	A	2,001,500
765,000	NYC IDA (Vocational Instruction)[4]	7.250		02/01/2013	02/01/2013		419,373
3,000,000	NYC IDA (Yankee Stadium)[1]	1.754		03/01/2020	03/01/2020		2,806,200
3,430,000	NYC IDA (Yankee Stadium)[1]	1.634		03/01/2016	03/01/2014	A	3,417,549
8,655,000	NYC IDA (Yankee Stadium)[1]	1.804		03/01/2022	03/01/2022		7,733,589
195,000	NYC IDA (Yankee Stadium)[1]	1.824		03/01/2024	03/01/2024		169,026
750,000	NYC IDA (Yankee Stadium)[1]	1.724		03/01/2019	03/01/2019		718,125
6,550,000	NYC IDA (Yankee Stadium)[1]	1.814		03/01/2023	03/01/2023		5,742,123
200,000	NYC IDA (Yankee Stadium)[1]	1.834		03/01/2025	03/01/2025		170,492
985,000	NYC IDA (Yankee Stadium)[1]	1.844		03/01/2026	03/01/2026		833,694
1,000,000	NYC IDA (Yankee Stadium)[1]	1.854		03/01/2027	03/01/2027		829,020
2,690,000	NYC IDA (Yeled Yalda Early Childhood)[1]	5.350		11/01/2017	05/26/2016	B	2,663,046
1,615,000	NYC Municipal Water Finance Authority[1]	5.750		06/15/2040	06/15/2018	A	1,785,237
410,000	NYC Municipal Water Finance Authority[1]	5.750		06/15/2040	06/15/2018	A	451,787
5,000,000	NYC Municipal Water Finance Authority[1]	5.000		06/15/2029	06/15/2016	A	5,335,650
30,000,000	NYC Municipal Water Finance Authority[1]	5.000		06/15/2030	06/15/2020	A	31,926,600
6,000,000	NYC Municipal Water Finance Authority[1]	5.000		06/15/2038	06/15/2017	A	6,186,060
20,000	NYC Municipal Water Finance Authority[1]	5.000		06/15/2022	12/15/2014	A	20,886
10,755,000	NYC Municipal Water Finance Authority[1]	5.000		06/15/2029	06/15/2021	A	11,629,381

30    OPPENHEIMER ROCHESTER LIMITED TERM NEW YORK MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Effective Maturity*		Value

New York Continued
$ 6,175,000	NYC Municipal Water Finance Authority[1]	5.000%	06/15/2027	06/15/2015	A	$6,493,198
12,900,000	NYC Municipal Water Finance Authority[1]	5.000	06/15/2036	12/15/2014	A	13,042,029
10,000,000	NYC Municipal Water Finance Authority[1]	5.000	06/15/2038	06/15/2015	A	10,130,700
29,450,000	NYC Municipal Water Finance Authority[1]	5.000	06/15/2031	06/15/2021	A	31,449,360
7,500,000	NYC Municipal Water Finance Authority[1]	5.000	06/15/2031	06/15/2015	A	7,769,775
300,000	NYC Municipal Water Finance Authority[1]	5.000	06/15/2025	06/15/2015	A	318,138
1,700,000	NYC Transitional Finance Authority[1]	5.000	02/01/2033	02/01/2014	A	1,704,539
20,000,000	NYC Transitional Finance Authority[1]	5.500	11/01/2028	11/01/2015	A	21,396,200
150,000	NYC Transitional Finance Authority[1]	5.375	01/15/2030	01/15/2019	A	165,202
10,000,000	NYC Transitional Finance Authority (Building Aid)	5.000	07/15/2029	07/15/2022	A	10,732,100
9,000,000	NYC Transitional Finance Authority (Building Aid)	5.000	07/15/2028	07/15/2022	A	9,781,110
11,325,000	NYC Transitional Finance Authority (Building Aid)	5.000	07/15/2030	07/15/2022	A	12,036,097
1,880,000	NYC Transitional Finance Authority (Building Aid)	5.000	07/15/2027	07/15/2022	A	2,060,405
10,000,000	NYC Transitional Finance Authority (Future Tax)[1]	5.250	11/01/2027	11/01/2018	A	11,213,600
4,715,000	NYC Transitional Finance Authority (Future Tax)	5.000	05/01/2028	05/01/2018	A	5,107,901
20,000	NYC Transitional Finance Authority (Future Tax)[1]	5.000	11/15/2026	01/31/2014	A	20,074
7,000,000	NYC Transitional Finance Authority (Future Tax)	5.000	05/01/2027	05/01/2018	A	7,673,540
2,675,000	NYC Transitional Finance Authority (Future Tax)	5.000	05/01/2026	05/01/2018	A	2,997,819
10,000,000	NYC Transitional Finance Authority (Future Tax)	5.000	05/01/2025	05/01/2018	A	11,247,000
11,850,000	NYC Transitional Finance Authority (Future Tax)[1]	5.000	11/01/2025	05/01/2017	A	13,146,746
1,650,000	NYC Transitional Finance Authority (Future Tax)[1]	5.000	11/01/2027	11/01/2021	A	1,805,199
50,000	NYC Trust for Cultural Resources (Lincoln Center for the Performing Arts)[1]	5.250	12/01/2018	12/01/2018		58,547
2,900,000	NYS Convention Center Devel. Corp. (Hotel Unit)[1]	5.000	11/15/2025	11/15/2015	A	3,080,757
140,000	NYS Convention Center Devel. Corp. (Hotel Unit)[1]	5.000	11/15/2023	11/15/2015	A	148,246
9,935,000	NYS Convention Center Devel. Corp. (Hotel Unit)[1]	5.000	11/15/2027	11/15/2015	A	10,312,232
6,780,000	NYS Convention Center Devel. Corp. (Hotel Unit)[1]	5.000	11/15/2024	11/15/2015	A	7,184,902

31    OPPENHEIMER ROCHESTER LIMITED TERM NEW YORK MUNICIPAL FUND

STATEMENT OF INVESTMENTS Continued

Principal Amount		Coupon	Maturity	Effective Maturity*		Value

New York Continued
$ 5,000	NYS DA (4201 School Programs)[1]	5.000%	07/01/2018	01/31/2014	A	$5,019
25,000	NYS DA (Brookdale Hospital Medical Center)[1]	5.200	02/15/2016	01/31/2014	A	25,103
50,000	NYS DA (Brookdale Hospital Medical Center)	5.300	02/15/2017	01/31/2014	A	50,210
65,000	NYS DA (Brookdale Hospital Medical Center)	5.300	02/15/2017	01/31/2014	A	65,273
1,255,000	NYS DA (Brooklyn Law School)	5.000	07/01/2025	07/01/2022	A	1,337,253
75,000	NYS DA (Canisius College)[1]	5.000	07/01/2019	07/01/2015	A	76,990
1,300,000	NYS DA (Canisius College)[1]	5.000	07/01/2022	07/01/2015	A	1,317,901
50,000	NYS DA (Carmel Richmond Nursing Home)[1]	5.000	07/01/2018	06/28/2017	B	48,898
30,000	NYS DA (Carmel Richmond Nursing Home)[1]	5.000	07/01/2015	01/02/2015	B	29,983
3,290,000	NYS DA (Chapel Oaks)[1]	5.450	07/01/2026	01/09/2014	A	3,293,849
1,105,000	NYS DA (Chapel Oaks)[1]	5.375	07/01/2017	01/09/2014	A	1,106,282
725,000	NYS DA (CHSLI/GSHMC/MMC/SCHRC Obligated Group)[1]	5.000	07/01/2027	07/01/2014	A	727,646
500,000	NYS DA (Culinary Institute of America)	5.000	07/01/2028	07/01/2022	A	510,765
10,000	NYS DA (Dept. of Education)[1]	5.000	07/01/2027	01/31/2014	A	10,011
880,000	NYS DA (Dept. of Health)[1]	5.250	07/01/2023	07/01/2014	A	901,454
45,000	NYS DA (Dept. of Health)[1]	5.000	07/01/2028	01/31/2014	A	45,120
350,000	NYS DA (Dept. of Health)[1]	5.000	07/01/2021	07/01/2014	A	357,161
2,465,000	NYS DA (Ellis Hospital)[1]	5.050	08/15/2024	08/15/2014	A	2,526,526
545,000	NYS DA (FNHC/KR/MMWNHC Obligated Group)[1]	5.750	07/01/2017	01/31/2014	A	547,011
85,000	NYS DA (Green Chimneys School)[1]	5.500	07/01/2018	01/31/2014	A	86,734
1,000,000	NYS DA (Health Center/BFCC/USBFCC Obligated Group)[1]	5.000	11/15/2019	01/31/2014	A	1,003,900
1,060,000	NYS DA (Health Quest Systems)[1]	5.250	07/01/2027	07/01/2017	A	1,153,778
2,110,000	NYS DA (Interagency Council Pooled Loan Program)[1]	7.000	07/01/2021	05/15/2018	B	2,131,395
1,000,000	NYS DA (Iona College)	5.000	07/01/2025	07/01/2022	A	1,049,780
1,000,000	NYS DA (Iona College)	5.000	07/01/2026	07/01/2022	A	1,040,380
1,110,000	NYS DA (Iona College)	5.000	07/01/2022	07/01/2022		1,216,571
1,000,000	NYS DA (Iona College)	5.000	07/01/2024	07/01/2022	A	1,062,220
1,000,000	NYS DA (Iona College)	5.000	07/01/2027	07/01/2022	A	1,030,010
1,000,000	NYS DA (Iona College)	5.000	07/01/2023	07/01/2022	A	1,080,840
220,000	NYS DA (Jawonio/United Cerebral Palsy Assoc. of NYC Obligated Group)[1]	5.125	07/01/2021	01/31/2014	A	220,176
25,000	NYS DA (Kingsbrook Jewish Medical Center)[1]	4.750	02/01/2023	02/01/2014	A	25,068
110,000	NYS DA (La Salle School)[1]	5.000	07/01/2018	01/31/2014	A	110,437
1,100,000	NYS DA (Leake & Watts Services)[1]	5.000	07/01/2023	07/01/2014	A	1,118,744
100,000	NYS DA (Maimonides Medical Center)[1]	5.000	08/01/2024	08/01/2014	D	102,826
615,000	NYS DA (Master BOCES Program)[1]	5.250	08/15/2023	01/31/2014	A	617,491
14,375,000	NYS DA (Mental Health Services Facilities)[1]	5.000	02/15/2028	02/15/2014	A	14,434,369

32    OPPENHEIMER ROCHESTER LIMITED TERM NEW YORK MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Effective Maturity*		Value

New York Continued
$ 100,000	NYS DA (Mental Health Services Facilities)[1]	6.250%	02/15/2031	08/15/2018	A	$112,587
10,640,000	NYS DA (Mental Health Services Facilities)[1]	5.000	02/15/2030	02/15/2015	A	10,933,983
225,000	NYS DA (Mental Health Services Facilities)[1]	5.250	02/15/2023	02/15/2014	A	226,154
12,070,000	NYS DA (Mental Health Services Facilities)[1]	5.000	02/15/2035	02/15/2015	A	12,103,917
650,000	NYS DA (Miriam Osborn Memorial Home Assoc.)	5.000	07/01/2027	07/01/2019	A	667,433
840,000	NYS DA (Miriam Osborn Memorial Home Assoc.)	5.000	07/01/2026	07/01/2019	A	872,491
1,105,000	NYS DA (Miriam Osborn Memorial Home Assoc.)	5.000	07/01/2025	07/01/2019	A	1,152,151
300,000	NYS DA (Montefiore Medical Center)[1]	5.000	02/01/2028	02/01/2015	A	309,351
50,000	NYS DA (Montefiore Medical Center)[1]	5.000	08/01/2033	02/01/2015	A	51,207
3,365,000	NYS DA (Montefiore Medical Center)[1]	5.000	08/01/2021	02/01/2018	A	3,730,170
9,875,000	NYS DA (Mount Sinai School of Medicine)[1]	5.000	07/01/2035	07/01/2017	A	10,039,616
50,000	NYS DA (Mount Sinai School of Medicine)	4.000	07/01/2015	01/31/2014	A	50,155
150,000	NYS DA (Mount Sinai School of Medicine)[1]	5.000	07/01/2022	07/01/2020	A	165,596
5,000,000	NYS DA (Municipal Health Facilities)[1]	5.000	01/15/2032	01/15/2018	A	5,137,550
145,000	NYS DA (Municipal Health Facilities)[1]	4.750	01/15/2029	01/31/2014	A	145,393
350,000	NYS DA (New York Medical College)[1]	5.000	07/01/2021	01/31/2014	A	351,085
2,250,000	NYS DA (New York Methodist Hospital)[1]	5.250	07/01/2024	07/01/2014	A	2,266,853
115,000	NYS DA (New York Methodist Hospital)[1]	5.250	07/01/2018	07/01/2014	A	117,079
4,650,000	NYS DA (North General Hospital)	5.750	02/15/2015	01/31/2014	A	4,668,600
4,600,000	NYS DA (North General Hospital)	5.750	02/15/2016	01/31/2014	A	4,617,986
100,000	NYS DA (North General Hospital)[1]	5.750	02/15/2017	01/31/2014	A	100,363
3,750,000	NYS DA (North General Hospital)[1]	5.750	02/15/2020	01/31/2014	A	3,759,638
8,475,000	NYS DA (North General Hospital)[1]	5.000	02/15/2025	01/31/2014	A	8,483,221
5,665,000	NYS DA (North General Hospital)	5.750	02/15/2019	01/31/2014	A	5,681,598
15,000	NYS DA (North Onondaga Public Library)[1]	4.875	07/01/2017	01/31/2014	A	15,039
400,000	NYS DA (North Shore L.I. Jewish Health Care/L.I. Jewish Medical Center Obligated Group)[1]	5.000	05/01/2018	01/31/2014	A	407,036
100,000	NYS DA (North Shore L.I. Jewish Health Care/North Schore University Hospital Obligated Group)[1]	5.500	05/01/2030	05/01/2019	A	104,809
720,000	NYS DA (Northeast Parent & Child)[1]	5.500	07/01/2018	01/31/2014	A	721,318
13,480,000	NYS DA (NYU Hospitals Center)[1]	5.000	07/01/2026	07/01/2016	A	13,836,411
50,000	NYS DA (NYU Hospitals Center)[1]	5.625	07/01/2037	07/01/2017	A	51,145
4,560,000	NYS DA (NYU Hospitals Center)[1]	5.250	07/01/2024	01/24/2017	A	4,804,598
20,580,000	NYS DA (NYU Hospitals Center)[1]	5.000	07/01/2026	07/01/2017	A	21,205,426
1,850,000	NYS DA (NYU Hospitals Center)[1]	5.000	07/01/2020	07/01/2016	A	1,993,431

33    OPPENHEIMER ROCHESTER LIMITED TERM NEW YORK MUNICIPAL FUND

STATEMENT OF INVESTMENTS Continued

Principal Amount		Coupon	Maturity	Effective Maturity*		Value

New York Continued
$ 14,170,000	NYS DA (NYU)[1]	5.250%	07/01/2027	07/01/2019	A	$15,822,647
25,000	NYS DA (Office General Services)[1]	5.000	04/01/2028	01/31/2014	A	25,071
2,995,000	NYS DA (Ozanam Hall of Queens Nursing Home)[1]	5.000	11/01/2026	12/06/2024	B	2,679,836
1,250,000	NYS DA (Ozanam Hall of Queens Nursing Home)[1]	5.000	11/01/2015	11/01/2015		1,263,000
1,140,000	NYS DA (Ozanam Hall of Queens Nursing Home)[1]	5.000	11/01/2014	11/01/2014		1,147,980
2,895,000	NYS DA (Pace University)[1]	5.000	05/01/2026	05/01/2023	A	2,915,612
17,000,000	NYS DA (Personal Income Tax)	5.000	12/15/2029	12/15/2022	A	18,415,080
31,295,000	NYS DA (Personal Income Tax)[1]	5.000	03/15/2036	09/15/2016	A	32,514,879
3,680,000	NYS DA (Providence Rest)[1]	5.000	07/01/2021	07/13/2020	B	3,601,285
1,250,000	NYS DA (Providence Rest)[1]	5.125	07/01/2030	08/06/2028	B	1,156,162
2,000,000	NYS DA (Providence Rest)[1]	5.250	07/01/2025	01/23/2024	B	1,934,660
100,000	NYS DA (School District Bond Financing Program), Series A1	5.750	10/01/2020	10/01/2015	A	108,113
1,025,000	NYS DA (School District Bond Financing Program), Series C1	5.000	10/01/2026	10/01/2022	A	1,113,191
2,820,000	NYS DA (School District Bond Financing Program), Series F	5.000	10/01/2026	10/01/2022	A	3,067,004
200,000	NYS DA (School District Bond Financing Program), Series F	5.000	10/01/2028	10/01/2022	A	213,718
400,000	NYS DA (School District Bond Financing Program), Series F	5.000	10/01/2027	10/01/2022	A	430,640
500,000	NYS DA (School District Bond Financing Program), Series H	5.000	10/01/2029	10/01/2022	A	529,755
500,000	NYS DA (School District Bond Financing Program), Series H	5.000	10/01/2027	10/01/2022	A	538,300
1,690,000	NYS DA (School District Bond Financing Program), Series H	5.000	10/01/2026	10/01/2022	A	1,832,788
400,000	NYS DA (School District Bond Financing Program), Series H	5.000	10/01/2028	10/01/2022	A	427,436
2,250,000	NYS DA (School District Financing)	5.000	10/01/2025	10/01/2023	A	2,484,068
1,675,000	NYS DA (School District Financing)	5.000	10/01/2025	10/01/2022	A	1,836,738
2,485,000	NYS DA (School District Financing)	5.000	10/01/2027	10/01/2023	A	2,680,719
1,665,000	NYS DA (School District Financing)	5.000	10/01/2026	10/01/2023	A	1,824,657
2,740,000	NYS DA (School District Financing)	5.000	10/01/2026	10/01/2023	A	2,993,395
2,190,000	NYS DA (School District Financing)	5.000	10/01/2024	10/01/2022	A	2,423,454
5,000	NYS DA (School District Financing)	5.500	10/01/2017	01/31/2014	A	5,021
3,190,000	NYS DA (School District Financing)	5.000	10/01/2026	10/01/2023	A	3,485,011
1,885,000	NYS DA (School District Financing)	5.000	10/01/2027	10/01/2023	A	2,039,796
15,480,000	NYS DA (SFH/GSHMC/MMC/SCHRC Obligated Group)[1]	5.000	07/01/2021	07/01/2014	A	15,627,989
925,000	NYS DA (Special Act School Districts)[1]	6.000	07/01/2019	01/31/2014	A	928,820
40,000	NYS DA (Special Act School Districts)[1]	6.000	07/01/2016	01/31/2014	A	40,165
25,000	NYS DA (Special Act School Districts)[1]	5.250	07/01/2015	01/31/2014	A	25,103
25,000	NYS DA (Special Act School Districts)	5.250	07/01/2014	01/31/2014	A	25,107
135,000	NYS DA (Special Act School Districts)[1]	5.750	07/01/2019	01/31/2014	A	135,529
2,495,000	NYS DA (Special Surgery Hospital)[1]	6.250	08/15/2034	08/13/2019	A	2,820,573

34    OPPENHEIMER ROCHESTER LIMITED TERM NEW YORK MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Effective Maturity*		Value

New York Continued
$ 5,275,000	NYS DA (SS Joachim & Anne Residence)[1]	5.250%	07/01/2027	01/03/2023	B	$4,821,192
180,000	NYS DA (St. John’s University)	5.000	07/01/2028	07/01/2022	A	189,153
815,000	NYS DA (St. John’s University)	5.000	07/01/2027	07/01/2022	A	865,400
6,850,000	NYS DA (St. John’s University)	5.000	07/01/2030	07/01/2022	A	7,094,613
3,000,000	NYS DA (St. Joseph’s College)[1]	5.250	07/01/2025	07/01/2017	A	3,092,220
3,685,000	NYS DA (St. Lawrence)[1]	5.400	08/15/2026	08/15/2017	A	4,097,794
100,835,000	NYS DA (St. Luke’s Roosevelt Hospital)[1]	4.800	08/15/2025	08/08/2015	A	103,573,679
120,000	NYS DA (St. Thomas Aquinas College)[1]	5.250	07/01/2028	01/31/2014	A	120,012
30,000	NYS DA (St. Thomas Aquinas College)	5.000	07/01/2014	01/31/2014	A	30,097
20,000	NYS DA (St. Thomas Aquinas College)	5.000	07/01/2014	01/31/2014	A	20,084
19,280,000	NYS DA (State Personal Income Tax Authority)[1]	5.000	03/15/2028	03/15/2022	A	20,939,237
20,000	NYS DA (State Personal Income Tax Authority)[1]	5.000	03/15/2031	09/15/2016	A	22,431
17,900,000	NYS DA (State Personal Income Tax Authority)[1]	5.000	03/15/2031	09/15/2016	A	18,889,333
13,000,000	NYS DA (State Personal Income Tax Authority)[1]	5.000	02/15/2027	02/15/2022	A	14,223,430
5,795,000	NYS DA (State Personal Income Tax Authority)[1]	5.000	02/15/2028	02/15/2022	A	6,289,487
250,000	NYS DA (The Bronx-Lebanon Hospital Center)[1]	6.250	02/15/2035	02/15/2019	A	269,743
2,820,000	NYS DA (The Bronx-Lebanon Hospital Center)[1]	6.250	08/15/2022	02/15/2014	A	2,828,798
65,000	NYS DA (The Children’s Home of Kingston)[1]	5.250	07/01/2017	01/31/2014	A	65,270
6,730,000	NYS DA (The New School)[1]	5.000	07/01/2023	04/07/2021	A	7,435,439
1,725,000	NYS DA (United Cerebral Palsy Assoc. of NYC)[1]	5.750	07/01/2018	01/31/2014	A	1,728,605
5,000	NYS DA (Upstate Community Colleges)[1]	5.000	07/01/2028	01/31/2014	A	5,013
70,000	NYS DA (Upstate Community Colleges)[1]	5.000	07/01/2028	01/31/2014	A	70,187
25,000	NYS DA (Upstate Community Colleges)[1]	6.000	07/01/2031	01/01/2019	A	27,104
1,905,000	NYS DA (Upstate Community Colleges)[1]	5.125	07/01/2021	07/01/2014	A	1,948,015
25,000	NYS DA (Upstate Community Colleges)[1]	5.000	07/01/2024	01/31/2014	A	25,041
125,000	NYS DA (Upstate Community Colleges)[1]	5.250	07/01/2020	07/01/2014	A	127,809
1,165,000	NYS DA (Upstate Community Colleges)[1]	5.125	07/01/2022	07/01/2014	A	1,190,443
65,000	NYS DA (Vanderheyden Hall)[1]	5.250	07/01/2018	01/31/2014	A	65,269
90,000	NYS DA (W.K. Nursing Home)[1]	6.050	02/01/2026	02/01/2014	A	90,355
50,000	NYS DA (White Plains Hospital)[1]	5.375	02/15/2043	08/15/2014	A	52,331
250,000	NYS DA (Wyckoff Heights Medical Center)[1]	5.200	02/15/2015	01/31/2014	A	251,047
20,000	NYS DA (Wyckoff Heights Medical Center)	5.200	02/15/2014	01/31/2014	A	20,079
45,000	NYS DA (Wyckoff Heights Medical Center)	5.200	02/15/2014	01/31/2014	A	45,180
1,000,000	NYS DA (Wyckoff Heights Medical Center)	5.200	02/15/2014	01/31/2014	A	1,004,150

35    OPPENHEIMER ROCHESTER LIMITED TERM NEW YORK MUNICIPAL FUND

STATEMENT OF INVESTMENTS Continued

Principal Amount		Coupon		Maturity	Effective Maturity*		Value

New York Continued
$ 26,280,000	NYS DA (Wyckoff Heights Medical Center)[1]	5.300%		08/15/2021	01/31/2014	A	$26,388,536
1,120,000	NYS DA (Wyckoff Heights Medical Center)[1]	5.300		08/15/2021	01/31/2014	A	1,124,626
50,000	NYS DA (Wyckoff Heights Medical Center)[1]	5.200		02/15/2015	01/31/2014	A	50,210
90,000	NYS DA (Yeshiva University)[1]	5.250		07/01/2016	07/01/2014	A	92,089
1,415,000	NYS DA (Yeshiva University)[1]	5.000		09/01/2027	09/01/2019	A	1,458,992
4,500,000	NYS EFC (Clean Water & Drinking Revolving Funds)[1]	5.000		02/15/2034	08/15/2014	A	4,587,975
20,000	NYS EFC (Clean Water & Drinking Revolving Funds)[1]	4.875		06/15/2020	01/31/2014	A	20,751
6,720,000	NYS EFC (NYC Municipal Water Finance Authority)[1]	5.000		06/15/2034	06/15/2014	A	6,817,306
470,000	NYS EFC (NYS Water Services)	6.875		06/15/2014	01/31/2014	A	472,698
75,000	NYS EFC (State Personal Income Tax)[1]	5.000		12/15/2022	12/15/2014	A	78,456
37,445,000	NYS ERDA (Brooklyn Union Gas Company)	5.500		01/01/2021	01/31/2014	A	37,587,291
3,000,000	NYS ERDA (Brooklyn Union Gas Company) Linked SAVRS & RIBS[1]	6.368		04/01/2020	04/01/2014	A	3,000,660
10,650,000	NYS ERDA (Con Ed)[1]	0.091	[2]	10/01/2036	10/01/2014	A	9,331,796
65,000	NYS ERDA (LILCO)	5.300		08/01/2025	01/17/2014	A	65,209
200,000	NYS ERDA (LILCO)[1]	5.300		10/01/2024	01/17/2014	A	201,322
4,740,000	NYS ERDA (LILCO)	5.150		03/01/2016	01/17/2014	A	4,750,523
1,295,000	NYS ERDA (LILCO)	5.150		03/01/2016	01/17/2014	A	1,297,875
13,850,000	NYS ERDA (LILCO)	5.150		03/01/2016	01/17/2014	A	13,880,747
5,245,000	NYS ERDA (LILCO)	5.150		03/01/2016	01/17/2014	A	5,256,644
20,700,000	NYS ERDA (LILCO)[1]	5.300		11/01/2023	01/17/2014	C	20,740,572
1,255,000	NYS ERDA (Niagara Mohawk Power Corp.)[1]	5.150		11/01/2025	01/31/2014	A	1,256,355
3,250,000	NYS HFA (Affordable Hsg.)[1]	5.250		11/01/2027	11/01/2017	A	3,321,727
85,000	NYS HFA (Conifer Irondequoit Assoc./Garden Homes Beford Lake/Dominican Village Obligated Group)[1]	5.150		08/15/2024	01/16/2014	A	85,171
505,000	NYS HFA (Division Street)[1]	5.000		02/15/2026	12/23/2015	A	511,626
675,000	NYS HFA (Golden Age Apartments)[1]	5.000		02/15/2037	08/11/2026	B	673,123
3,000,000	NYS HFA (Horizons at Wawayanda)[1]	5.350		06/01/2025	08/01/2017	A	3,102,390
3,575,000	NYS HFA (Hospital & Nursing Home)[1]	5.150		11/01/2016	01/31/2014	A	3,589,157
35,000	NYS HFA (Hospital & Nursing Home)[1]	6.000		11/01/2014	11/01/2014	A	36,701
40,000	NYS HFA (Loewn Devel. of Wappingers Falls)[1]	5.250		08/15/2019	01/31/2014	A	40,062
225,000	NYS HFA (Multifamily Hsg.)[1]	5.350		08/15/2020	01/31/2014	A	228,226
1,685,000	NYS HFA (Multifamily Hsg.)[1]	5.600		08/15/2033	01/31/2014	A	1,685,741
300,000	NYS HFA (Multifamily Hsg.)[1]	5.350		08/15/2031	01/31/2014	A	303,615
1,340,000	NYS HFA (Multifamily Hsg.)[1]	5.300		08/15/2024	01/31/2014	A	1,341,005
30,000	NYS HFA (Multifamily Hsg.)[1]	5.400		02/15/2016	01/31/2014	A	30,087
90,000	NYS HFA (Multifamily Hsg.)[1]	6.850		11/01/2019	01/31/2014	A	90,292
35,000	NYS HFA (Multifamily Hsg.)[1]	5.450		08/15/2018	01/31/2014	A	35,075

36    OPPENHEIMER ROCHESTER LIMITED TERM NEW YORK MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Effective Maturity*		Value

New York Continued
$ 5,000	NYS HFA (Multifamily Hsg.)	6.800%	11/01/2014	01/31/2014	A	$5,023
1,240,000	NYS HFA (Multifamily Hsg.)[1]	5.600	02/15/2026	01/31/2014	A	1,240,980
315,000	NYS HFA (Multifamily Hsg.)[1]	5.300	08/15/2022	01/31/2014	A	315,287
2,285,000	NYS HFA (Senior Devel. Hsg.)[1]	5.100	11/15/2023	04/18/2017	A	2,356,452
1,105,000	NYS HFA (Simeon Dewitt)[1]	8.000	11/01/2018	01/31/2014	A	1,141,100
110,000	NYS HFA (Tiffany Gardens)[1]	4.500	08/15/2015	11/23/2014	B	112,473
300,000	NYS HFA, Series A1	6.125	11/01/2020	01/31/2014	A	300,615
470,000	NYS HFA, Series A1	6.100	11/01/2015	01/31/2014	A	472,265
20,500,000	NYS Thruway Authority	5.000	01/01/2030	01/01/2022	A	21,533,610
25,000	NYS Thruway Authority[1]	5.000	03/15/2023	09/15/2014	A	25,854
100,000	NYS Thruway Authority[1]	5.000	04/01/2029	04/01/2019	A	106,539
960,000	NYS Thruway Authority[1]	5.000	01/01/2022	01/01/2015	A	1,002,394
25,000,000	NYS Thruway Authority	5.000	01/01/2028	01/01/2022	A	26,644,250
15,000,000	NYS Thruway Authority	5.000	01/01/2029	01/01/2022	A	15,860,400
10,000,000	NYS Thruway Authority	5.000	01/01/2027	01/01/2022	A	10,749,700
1,010,000	NYS Thruway Authority[1]	5.000	01/01/2021	01/01/2015	A	1,054,187
4,000,000	NYS UDC (Subordinated Lien)[1]	5.125	07/01/2020	07/01/2014	A	4,095,440
1,000,000	NYS UDC (Subordinated Lien)[1]	5.125	07/01/2021	07/01/2014	A	1,023,600
3,000,000	NYS UDC, Series A-22[1]	5.000	01/01/2020	01/01/2020		3,471,570
4,175,000	NYS UDC, Series D1	5.625	01/01/2028	01/01/2019	A	4,489,503
1,190,000	Oneida County, NY IDA (Presbyterian Home)[1]	5.250	03/01/2019	03/01/2014	A	1,195,748
1,615,000	Oneida County, NY IDA (Presbyterian Home)[1]	6.100	06/01/2020	01/31/2014	A	1,619,700
325,000	Oneida County, NY IDA (Presbyterian Home)	6.250	06/01/2015	01/31/2014	A	326,521
225,000	Onondaga County, NY IDA (Le Moyne College)	5.500	03/01/2014	01/31/2014	A	225,790
490,000	Onondaga, NY Civic Devel Corp. (Le Moyne College)	5.000	07/01/2023	07/01/2022	A	525,393
515,000	Onondaga, NY Civic Devel Corp. (Le Moyne College)	5.000	07/01/2024	07/01/2022	A	542,887
465,000	Onondaga, NY Civic Devel Corp. (Le Moyne College)	5.000	07/01/2022	07/01/2022		505,046
540,000	Onondaga, NY Civic Devel Corp. (Le Moyne College)	5.000	07/01/2025	07/01/2022	A	562,977
1,000,000	Onondaga, NY Civic Devel Corp. (Upstate Properties)[1]	5.500	12/01/2031	12/01/2021	A	1,058,430
690,000	Orange County, NY Funding Corp. (Mount St. Mary College)	5.000	07/01/2019	07/01/2019		786,497
730,000	Orange County, NY Funding Corp. (Mount St. Mary College)	5.000	07/01/2020	07/01/2020		820,929
485,000	Orange County, NY Funding Corp. (Mount St. Mary College)	5.000	07/01/2020	07/01/2020		545,412
505,000	Orange County, NY Funding Corp. (Mount St. Mary College)	5.000	07/01/2021	07/01/2021		564,317
530,000	Orange County, NY Funding Corp. (Mount St. Mary College)	5.000	07/01/2022	07/01/2022		588,236

37    OPPENHEIMER ROCHESTER LIMITED TERM NEW YORK MUNICIPAL FUND

STATEMENT OF INVESTMENTS Continued

Principal Amount		Coupon	Maturity	Effective Maturity*		Value

New York Continued
$ 460,000	Orange County, NY Funding Corp. (Mount St. Mary College)	5.000%	07/01/2019	07/01/2019		$524,331
805,000	Orange County, NY Funding Corp. (Mount St. Mary College)	5.000	07/01/2022	07/01/2022		893,453
765,000	Orange County, NY Funding Corp. (Mount St. Mary College)	5.000	07/01/2021	07/01/2021		854,857
100,000	Orange County, NY IDA (Crystal Run Village)[1]	4.750	07/01/2016	07/01/2016		98,716
2,220,000	Orange County, NY IDA (St. Luke’s Cornwall Hospital Obligated Group)	6.000	12/01/2016	01/31/2014	A	2,226,549
830,000	Orange County, NY IDA (St. Luke’s Cornwall Hospital Obligated Group)	6.000	12/01/2016	01/31/2014	A	832,448
1,875,000	Orange County, NY IDA (St. Luke’s Cornwall Hospital)[1]	5.375	12/01/2021	01/31/2014	A	1,883,062
1,140,000	Otsego County, NY IDA (AOFMHS)	5.350	10/01/2017	01/31/2014	A	1,144,777
1,005,000	Otsego County, NY IDA (Bassett Healthcare Project)[1]	5.375	11/01/2020	05/01/2014	A	1,009,683
3,625,000	Otsego County, NY IDA (Mary Imogene Bassett Hospital)[1]	5.350	11/01/2020	05/01/2014	A	3,641,602
25,000	Plattsburgh, NY Fire District No. 3[1]	6.250	10/15/2014	04/15/2014	A	25,447
405,000	Port Authority NY/NJ (Continental Airlines)[1]	9.125	12/01/2015	01/31/2014	A	413,521
106,840,000	Port Authority NY/NJ (JFK International Air Terminal)[1]	5.750	12/01/2022	01/31/2014	A	107,534,460
2,600,000	Port Authority NY/NJ (JFK International Air Terminal)[1]	6.500	12/01/2028	12/01/2015	A	2,745,262
46,380,000	Port Authority NY/NJ (JFK International Air Terminal)[1]	5.750	12/01/2025	01/31/2014	A	46,602,160
67,765,000	Port Authority NY/NJ (JFK International Air Terminal)[1]	5.900	12/01/2017	01/31/2014	A	67,863,259
39,900,000	Port Authority NY/NJ (JFK International Air Terminal)[1]	6.500	12/01/2028	12/01/2015	A	41,585,376
18,355,000	Port Authority NY/NJ (JFK International Air Terminal)[1]	6.250	12/01/2014	12/01/2014		18,745,594
23,200,000	Port Authority NY/NJ (KIAC)[1]	6.750	10/01/2019	07/28/2017	B	22,203,096
25,000	Port Authority NY/NJ, 135th Series[1]	4.500	09/15/2026	03/15/2016	A	25,149
60,000	Port Authority NY/NJ, 135th Series[1]	5.000	09/15/2027	03/15/2014	A	61,012
18,855,000	Port Authority NY/NJ, 136th Series[1]	5.375	11/01/2025	05/01/2014	A	19,290,173
35,000	Port Authority NY/NJ, 137th Series[1]	5.125	07/15/2030	07/15/2014	A	35,481
300,000	Port Authority NY/NJ, 138th Series[1]	5.000	12/01/2018	12/01/2014	A	315,594
350,000	Port Authority NY/NJ, 140th Series[1]	5.000	12/01/2027	06/01/2015	A	368,616
6,000,000	Port Authority NY/NJ, 141st Series[1]	5.000	09/01/2025	09/01/2015	A	6,327,780
10,000,000	Port Authority NY/NJ, 141st Series[1]	5.000	09/01/2026	09/01/2015	A	10,355,100
14,110,000	Port Authority NY/NJ, 141st Series[1]	5.000	09/01/2022	09/01/2015	A	14,968,875
5,745,000	Port Authority NY/NJ, 141st Series[1]	5.000	09/01/2021	09/01/2015	A	6,109,463
17,800,000	Port Authority NY/NJ, 143rd Series[1]	5.000	10/01/2030	04/01/2016	A	18,212,960
2,100,000	Port Authority NY/NJ, 151st Series[1]	6.000	09/15/2028	03/15/2018	A	2,313,276
250,000	Port Authority NY/NJ, 152nd Series[1]	5.000	11/01/2023	05/01/2018	A	268,270
5,730,000	Port Authority NY/NJ, 152nd Series[1]	5.750	11/01/2030	05/01/2018	A	6,231,891
7,005,000	Port Authority NY/NJ, 172nd Series[1]	5.000	10/01/2025	04/01/2022	A	7,566,801

38    OPPENHEIMER ROCHESTER LIMITED TERM NEW YORK MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Effective Maturity*		Value

New York Continued
$13,075,000	Port Authority NY/NJ, 172nd Series[1]	5.000%	10/01/2030	04/01/2022	A	$13,547,923
10,000,000	Port Authority NY/NJ, 172nd Series[1]	5.000	10/01/2028	04/01/2022	A	10,497,200
2,780,000	Port Authority NY/NJ, 37th Series[1]	5.500	07/15/2019	07/15/2014	A	2,881,109
905,000	Poughkeepsie, NY IDA (Eastman & Bixby Redevel. Corp.)[1]	5.900	08/01/2020	02/01/2014	A	907,036
25,000	Queensbury, NY Union Free School District[1]	5.000	06/15/2016	06/15/2014	A	25,549
1,200,000	Rensselaer County, NY IDA (Franciscan Heights)[1]	5.375	12/01/2025	12/01/2014	A	1,243,032
390,000	Rensselaer County, NY IDA (Rensselaer Polytechnical Institute)[1]	5.125	08/01/2027	02/01/2014	A	390,254
50,000	Rensselaer County, NY IDA (Rensselaer Polytechnical Institute)[1]	5.500	08/01/2022	02/01/2014	A	50,083
865,000	Rensselaer County, NY IDA (Rensselaer Polytechnical Institute)[1]	5.125	08/01/2029	02/01/2014	A	865,346
50,000	Rensselaer County, NY Tobacco Asset Securitization Corp.[1]	5.500	06/01/2015	06/01/2015		49,981
1,490,000	Rensselaer County, NY Tobacco Asset Securitization Corp.[1]	5.750	06/01/2043	06/09/2025	B	1,448,951
905,000	Rensselaer County, NY Tobacco Asset Securitization Corp.[1]	5.200	06/01/2025	06/01/2025		860,438
5,845,000	Rensselaer, NY Municipal Leasing Corp. (Rensselaer County Nursing Home)[1]	5.875	06/01/2022	06/01/2014	A	5,901,404
230,000	Rensselaer, NY Municipal Leasing Corp. (Rensselaer County Nursing Home)[1]	5.000	06/01/2019	06/01/2014	A	232,509
575,000	Rockland County, NY GO	5.000	12/15/2020	12/15/2020		623,450
600,000	Rockland County, NY GO	5.000	12/15/2022	12/15/2022		645,516
575,000	Rockland County, NY GO	5.000	12/15/2019	12/15/2019		640,343
100,000	Rockland County, NY GO1	4.000	10/01/2017	01/27/2014	A	100,277
5,000	Rockland County, NY Solid Waste Management Authority	5.625	12/15/2014	01/31/2014	A	5,022
150,000	Rockland County, NY Tobacco Asset Securitization Corp.[1]	5.625	08/15/2035	01/25/2021	B	143,505
5,595,000	Rockland County, NY Tobacco Asset Securitization Corp.[1]	5.500	08/15/2025	12/19/2014	B	5,456,412
500,000	Saratoga County, NY IDA (Saratoga Hospital/Saratoga Care/Benedict Community Health Center)[1]	5.000	12/01/2014	12/01/2014		518,695
100,000	Saratoga, NY IDA (Skidmore College)[1]	4.500	07/01/2019	01/31/2014	A	100,257
50,000	Seneca County, NY IDA (New York Chiropractic College)[1]	4.000	10/01/2015	10/01/2015		52,470
5,000	SONYMA, Series 105[1]	4.250	10/01/2017	01/31/2014	A	5,010
10,000	SONYMA, Series 109[1]	4.900	10/01/2028	01/31/2014	A	10,001
27,320,000	SONYMA, Series 116[1]	4.800	10/01/2034	04/01/2014	A	27,326,010
22,005,000	SONYMA, Series 116[1]	4.750	10/01/2029	04/01/2014	A	22,005,440
5,000,000	SONYMA, Series 116[1]	4.300	10/01/2019	04/01/2014	A	5,057,750
1,460,000	SONYMA, Series 117[1]	3.900	10/01/2014	04/01/2014	A	1,470,103
465,000	SONYMA, Series 133[1]	4.950	10/01/2021	04/01/2015	A	470,998
45,000	SONYMA, Series 137[1]	4.700	10/01/2031	09/26/2027	B	44,783
580,000	SONYMA, Series 145[1]	4.950	10/01/2023	04/01/2017	A	593,758

39    OPPENHEIMER ROCHESTER LIMITED TERM NEW YORK MUNICIPAL FUND

STATEMENT OF INVESTMENTS Continued

Principal Amount		Coupon	Maturity	Effective Maturity*		Value

New York Continued
$ 2,485,000	SONYMA, Series 29[3]	5.450%	10/01/2031	12/30/2014	A	$2,503,873
555,000	SONYMA, Series 31[1]	5.300	10/01/2031	01/31/2014	A	555,194
400,000	SONYMA, Series 31[1]	5.200	10/01/2021	01/31/2014	A	400,416
1,305,000	SONYMA, Series 44[1]	4.000	10/01/2021	10/01/2019	A	1,334,558
385,000	Spring Valley, NY (Quality Redevel.)[1]	5.000	06/15/2021	06/15/2017	A	426,519
405,000	Spring Valley, NY (Quality Redevel.)[1]	5.000	06/15/2022	06/15/2017	A	446,168
335,000	Spring Valley, NY GO1	5.000	05/01/2023	05/01/2015	A	348,353
365,000	Spring Valley, NY GO1	5.000	05/01/2025	05/01/2015	A	370,468
325,000	Spring Valley, NY GO1	5.000	05/01/2022	05/01/2015	A	338,614
350,000	Spring Valley, NY GO1	5.000	05/01/2024	05/01/2015	A	358,901
300,000	Spring Valley, NY GO1	5.000	05/01/2020	05/01/2015	A	314,247
310,000	Spring Valley, NY GO1	5.000	05/01/2021	05/01/2015	A	323,810
1,050,000	St. Lawrence County, NY IDA (Clarkson University)	5.250	09/01/2033	03/01/2022	A	1,094,510
1,820,000	St. Lawrence County, NY IDA (Curran Renewable Energy)[1]	6.200	12/01/2017	06/01/2016	B	1,672,835
300,000	St. Lawrence County, NY IDA (St. Lawrence University)	5.000	07/01/2024	01/01/2023	A	335,841
1,345,000	St. Lawrence County, NY IDA (St. Lawrence University)	5.000	07/01/2027	01/01/2023	A	1,458,518
920,000	St. Lawrence County, NY IDA (St. Lawrence University)	5.000	07/01/2025	01/01/2023	A	1,020,151
50,000	Suffolk County, NY Economic Devel. (Family Residences Essential Enterprises)[1]	6.000	10/01/2015	04/02/2015	B	50,403
240,000	Suffolk County, NY Economic Devel. (Family Residences Essential Enterprises), Series A1	6.375	12/01/2018	09/28/2015	A	241,591
13,225,000	Suffolk County, NY Economic Devel. Corp. (Catholic Health Services)[1]	5.000	07/01/2028	07/01/2021	A	13,477,598
415,000	Suffolk County, NY Economic Devel. Corp. (Family Residences Essential Enterprises)[1]	6.750	06/01/2027	12/08/2021	B	391,254
295,000	Suffolk County, NY IDA (ALIA-CCDRCA)[1]	7.000	06/01/2016	06/01/2014	A	295,490
350,000	Suffolk County, NY IDA (ALIA-Civic Facility)[1]	6.000	11/01/2017	07/17/2015	B	348,803
85,000	Suffolk County, NY IDA (ALIA-Civic Facility)[1]	6.000	11/01/2017	02/01/2016	B	84,709
200,000	Suffolk County, NY IDA (ALIA-IGHL)[1]	5.950	11/01/2022	12/03/2019	B	193,366
300,000	Suffolk County, NY IDA (ALIA-NYS ARC)[1]	5.950	11/01/2022	11/28/2019	B	290,049
300,000	Suffolk County, NY IDA (ALIA-WORCA)[1]	5.950	11/01/2022	03/31/2019	B	290,049
300,000	Suffolk County, NY IDA (Catholic Charities)[1]	6.000	10/01/2020	12/17/2017	B	295,968
300,000	Suffolk County, NY IDA (DDI)[1]	6.000	10/01/2020	12/24/2017	B	295,968
300,000	Suffolk County, NY IDA (DDI)[1]	6.000	10/01/2020	12/19/2017	B	295,968
1,065,000	Suffolk County, NY IDA (Dowling College)[1]	5.000	06/01/2018	06/01/2016	A	1,081,295

40    OPPENHEIMER ROCHESTER LIMITED TERM NEW YORK MUNICIPAL FUND

Principal Amount		Coupon		Maturity	Effective Maturity*		Value

New York Continued
$ 1,180,000	Suffolk County, NY IDA (Dowling College)[1]	4.750%		06/01/2026	07/04/2024	B	$1,077,222
2,630,000	Suffolk County, NY IDA (Dowling College)[1]	6.700		12/01/2020	01/31/2014	A	2,631,026
400,000	Suffolk County, NY IDA (Independent Group Home Living)[1]	6.000		10/01/2020	12/28/2017	B	394,624
4,500,000	Suffolk County, NY IDA (Keyspan-Port Jefferson Center)[1]	5.250		06/01/2027	01/31/2014	A	4,533,705
55,000	Suffolk County, NY IDA (L.I. Network Community Services)[1]	7.000		02/01/2014	02/01/2014		55,084
60,000	Suffolk County, NY IDA (Nassau-Suffolk Services for Autism)[1]	6.250		11/01/2016	05/01/2014	A	60,047
155,000	Suffolk County, NY IDA (Nassau-Suffolk Services for Autism)[1]	6.250		11/01/2016	11/13/2015	B	155,978
720,000	Suffolk County, NY IDA (New York Institute of Technology)[1]	5.250		03/01/2020	03/01/2015	A	737,885
700,000	Suffolk County, NY IDA (New York Institute of Technology)[1]	5.250		03/01/2019	03/01/2015	A	720,468
1,000,000	Suffolk County, NY IDA (New York Institute of Technology)[1]	5.250		03/01/2018	03/01/2015	A	1,034,000
700,000	Suffolk County, NY IDA (New York Institute of Technology)[1]	5.250		03/01/2017	03/01/2015	A	727,048
1,000,000	Suffolk County, NY IDA (New York Institute of Technology)[1]	5.250		03/01/2021	03/01/2015	A	1,020,580
1,650,000	Suffolk County, NY IDA (Nissequogue Cogeneration Partners)[1]	5.500		01/01/2023	09/15/2019	B	1,613,981
270,000	Suffolk County, NY IDA (Pederson-Krager Center)[1]	6.375		11/01/2015	05/09/2015	B	261,995
230,000	Suffolk County, NY IDA (Pederson-Krager Center)[1]	6.400		02/01/2015	08/10/2014	B	225,906
15,000	Suffolk County, NY IDA (South Country Library)[1]	4.750		01/01/2019	01/31/2014	A	15,033
200,000	Suffolk County, NY IDA (Suffolk Hotels)[1]	6.000		10/01/2020	01/02/2017	A	200,276
300,000	Suffolk County, NY IDA (WORCA)[1]	6.000		10/01/2020	12/27/2017	B	295,968
1,145,000	Suffolk, NY Tobacco Asset Securitization Corp.[1]	5.000		06/01/2021	06/01/2021		1,242,966
100,000	Syracuse, NY Hsg. Authority[1]	5.400		09/01/2023	09/01/2014	A	102,251
25,000	Syracuse, NY Hsg. Authority[1]	5.400		09/01/2017	03/01/2014	A	25,639
75,000	Syracuse, NY Hsg. Authority[1]	5.400		09/01/2020	03/01/2014	A	76,766
30,000	Syracuse, NY Hsg. Authority[1]	5.400		09/01/2021	09/01/2014	A	30,684
1,235,000	Syracuse, NY IDA (Carousel Center)	4.900	[7]	01/01/2018	08/12/2016	B	971,328
25,000	Syracuse, NY IDA (Jewish Home of Central New York)[1]	7.375		03/01/2021	01/15/2018	B	23,206
320,000	Syracuse, NY IDA (One Center Armory Garage)	6.750		12/01/2017	01/31/2014	A	320,106
85,000	Tompkins, NY Health Care Corp. (Reconstruction Home)[1]	5.875		02/01/2033	02/01/2014	A	85,236
545,000	Tompkins, NY Health Care Corp. (Reconstruction Home)[1]	10.800		02/01/2028	01/21/2014	A	559,110

41    OPPENHEIMER ROCHESTER LIMITED TERM NEW YORK MUNICIPAL FUND

STATEMENT OF INVESTMENTS Continued

Principal Amount		Coupon	Maturity	Effective Maturity*		Value

New York Continued
$ 20,465,000	Troy, NY Capital Resource Corp. (Rensselaer Polytechnic Institute)[1]	5.000%	09/01/2030	09/01/2020	A	$21,011,825
1,000,000	Troy, NY IDA (Rensselaer Polytechnic Institute)[1]	5.000	09/01/2031	09/01/2021	A	1,034,020
10,000	Ulster County, NY GO1	5.400	11/15/2015	05/15/2014	A	10,193
155,000	Ulster County, NY Res Rec[1]	5.000	03/01/2016	03/01/2016		165,752
160,000	Ulster County, NY Res Rec[1]	5.000	03/01/2017	03/01/2016	A	170,058
170,000	Ulster County, NY Res Rec[1]	5.000	03/01/2018	03/01/2016	A	179,092
360,000	Ulster County, NY Tobacco Asset Securitization Corp.[1]	6.000	06/01/2040	09/06/2028	B	312,646
830,000	Ulster County, NY Tobacco Asset Securitization Corp.[1]	6.450	06/01/2040	06/01/2027	B	729,487
65,000	Ulster County, NY Tobacco Asset Securitization Corp.[1]	6.250	06/01/2025	03/09/2017	B	62,587
10,075,000	Ulster County, NY Tobacco Asset Securitization Corp.[1]	6.750	06/01/2030	03/03/2020	B	9,484,907
20,000	Westchester County, NY IDA (Clearview School)[1]	6.600	01/01/2014	01/01/2014		20,000
545,000	Westchester County, NY IDA (JDAM)[1]	6.750	04/01/2016	04/01/2014	A	547,409
10,700,000	Westchester County, NY Tobacco Asset Securitization Corp.[1]	5.000	06/01/2026	11/05/2017	B	9,646,050
4,490,000	Westchester County, NY Tobacco Asset Securitization Corp.[1]	4.500	06/01/2021	04/18/2014	B	4,392,926
75,000	White Plains, NY HDC (Battle Hill)[1]	6.650	02/01/2025	05/08/2020	B	75,803
1,000,000	Yonkers, NY EDC (Charter School of Educational Excellence)[1]	6.000	10/15/2030	11/17/2024	B	997,800
60,000	Yonkers, NY GO1	5.000	08/01/2014	08/01/2014		61,437
1,000,000	Yonkers, NY GO1	5.000	10/01/2024	10/01/2021	A	1,077,920
445,000	Yonkers, NY GO1	5.000	08/01/2015	08/01/2015		472,221
2,000,000	Yonkers, NY GO1	5.000	10/01/2023	10/01/2021	A	2,190,980
15,000	Yonkers, NY IDA (Michael Malotz Skilled Nursing Pavilion)[1]	5.450	02/01/2029	02/01/2014	A	15,015
1,455,000	Yonkers, NY IDA (Monastery Manor Associates)[1]	5.000	04/01/2025	04/01/2015	A	1,477,262
600,000	Yonkers, NY IDA (Sarah Lawrence College)[1]	6.000	06/01/2029	06/01/2019	A	644,304
3,680,000	Yonkers, NY IDA (Sarah Lawrence College)[1]	5.750	06/01/2024	06/01/2019	A	4,016,426
865,000	Yonkers, NY IDA (St. John’s Riverside Hospital)[1]	6.800	07/01/2016	01/31/2014	A	866,030
						3,124,812,583
U.S. Possessions—27.9%
192,000	Guam EDA (TASC)[1]	5.300	05/15/2014	05/15/2014		195,613
3,200,000	Guam Education Financing Foundation COP (Guam Public School Facilities)[1]	4.500	10/01/2026	10/01/2026		2,767,712
3,255,000	Guam Government Business Privilege	5.000	01/01/2028	01/01/2022	A	3,347,898
1,200,000	Guam Government Business Privilege[1]	5.000	01/01/2031	01/01/2022	A	1,207,080
1,435,000	Guam Government Business Privilege	5.000	01/01/2027	01/01/2022	A	1,491,553
6,000,000	Guam Government Business Privilege	5.000	01/01/2032	01/01/2022	A	6,003,900

42    OPPENHEIMER ROCHESTER LIMITED TERM NEW YORK MUNICIPAL FUND

Principal Amount		Coupon		Maturity	Effective Maturity*		Value

U.S. Possessions Continued
$ 8,750,000	Guam International Airport Authority	6.000%		10/01/2023	08/01/2018	A	$9,193,537
1,350,000	Guam Power Authority, Series A	5.000		10/01/2021	10/01/2021		1,515,065
3,185,000	Guam Power Authority, Series A	5.000		10/01/2025	10/01/2022	A	3,425,913
2,690,000	Guam Power Authority, Series A	5.000		10/01/2026	10/01/2022	A	2,869,907
900,000	Guam Power Authority, Series A	5.000		10/01/2019	10/01/2019		1,019,754
1,350,000	Guam Power Authority, Series A	5.000		10/01/2020	10/01/2020		1,523,691
170,000	Guam Tobacco Settlement Economic Devel. & Commerce Authority (TASC)[1]	5.250		06/01/2032	05/26/2018	B	143,494
15,250,000	Puerto Rico Aqueduct & Sewer Authority[1]	5.250		07/01/2024	07/01/2024		10,994,945
9,150,000	Puerto Rico Aqueduct & Sewer Authority	5.500		07/01/2028	07/01/2028		6,043,209
72,885,000	Puerto Rico Children’s Trust Fund (TASC)[1]	5.500		05/15/2039	07/11/2027	B	61,754,003
180,140,000	Puerto Rico Children’s Trust Fund (TASC)[1]	5.375		05/15/2033	07/23/2017	B	166,265,617
200,000	Puerto Rico Children’s Trust Fund (TASC)	4.250		05/15/2014	01/31/2014	A	200,444
30,755,000	Puerto Rico Children’s Trust Fund (TASC)[1]	5.625		05/15/2043	11/14/2032	B	25,266,770
9,880,000	Puerto Rico Commonwealth GO1	5.250		07/01/2027	07/01/2027		6,454,900
2,840,000	Puerto Rico Commonwealth GO1	5.250		07/01/2030	05/09/2029	B	1,873,917
11,735,000	Puerto Rico Commonwealth GO1	5.250		07/01/2032	10/02/2031	B	7,590,433
25,000	Puerto Rico Commonwealth GO1	5.000		07/01/2028	08/06/2026	B	15,564
5,000,000	Puerto Rico Commonwealth GO1	5.250		07/01/2030	07/01/2030		3,299,150
15,000	Puerto Rico Commonwealth GO1	5.250		07/01/2029	07/01/2029		9,810
440,000	Puerto Rico Commonwealth GO1	5.500		07/01/2020	07/01/2020		400,008
6,750,000	Puerto Rico Commonwealth GO1	5.250		07/01/2032	07/01/2032		4,366,035
1,400,000	Puerto Rico Commonwealth GO1	5.375		07/01/2030	07/01/2030		933,954
10,000,000	Puerto Rico Commonwealth GO1	6.000		07/01/2029	07/01/2029		6,953,700
34,755,000	Puerto Rico Commonwealth GO1	4.750		12/01/2015	12/01/2015		33,990,042
7,000,000	Puerto Rico Commonwealth GO1	5.250		01/01/2015	01/01/2015		6,663,160
2,890,000	Puerto Rico Commonwealth GO1	6.000		07/01/2027	06/17/2026	B	2,607,531
13,100,000	Puerto Rico Commonwealth GO1	5.500		07/01/2023	07/01/2023		9,428,725
1,950,000	Puerto Rico Commonwealth GO1	6.500		07/01/2037	08/26/2036	B	1,442,434
600,000	Puerto Rico Commonwealth GO1	6.000		07/01/2038	08/12/2036	B	402,522
165,000	Puerto Rico Commonwealth GO1	5.000		07/01/2024	07/01/2024		112,733
5,000,000	Puerto Rico Commonwealth GO1	5.000		07/01/2021	07/01/2021		3,671,000
2,995,000	Puerto Rico Commonwealth GO1	5.125		07/01/2031	07/01/2031		1,928,181
4,795,000	Puerto Rico Commonwealth GO1	5.250		07/01/2022	07/01/2022		3,440,844
2,430,000	Puerto Rico Commonwealth GO1	5.250		07/01/2021	07/01/2021		1,795,284
240,000	Puerto Rico Commonwealth GO1	5.500		07/01/2026	07/01/2026		164,880
250,000	Puerto Rico Commonwealth GO	3.374	[7]	07/01/2015	07/01/2015		225,062
14,850,000	Puerto Rico Commonwealth GO1	5.250		07/01/2024	07/01/2024		10,384,753
100,000	Puerto Rico Commonwealth GO1	5.500		07/01/2016	07/01/2016		98,221
1,950,000	Puerto Rico Commonwealth GO1	5.500		07/01/2019	07/01/2019		1,803,282
2,715,000	Puerto Rico Commonwealth GO1	5.250		07/01/2022	07/01/2022		1,948,257
400,000	Puerto Rico Commonwealth GO1	1.963		07/01/2021	01/01/2015	A	233,400
21,785,000	Puerto Rico Commonwealth GO1	5.250		07/01/2025	07/01/2025		14,886,126

43    OPPENHEIMER ROCHESTER LIMITED TERM NEW YORK MUNICIPAL FUND

STATEMENT OF INVESTMENTS Continued

Principal Amount		Coupon	Maturity	Effective Maturity*		Value

U.S. Possessions Continued
$ 270,000	Puerto Rico Commonwealth GO1	5.250%	07/01/2024	07/01/2024		$188,814
4,155,000	Puerto Rico Commonwealth GO1	2.083	07/01/2020	07/01/2020		3,494,563
500,000	Puerto Rico Commonwealth GO1	5.250	07/01/2020	07/01/2020		390,065
4,575,000	Puerto Rico Commonwealth GO1	5.250	07/01/2023	07/01/2023		3,233,702
4,400,000	Puerto Rico Commonwealth GO1	2.063	07/01/2019	07/01/2019		3,840,100
12,600,000	Puerto Rico Commonwealth GO1	2.043	07/01/2018	07/01/2018		11,402,748
150,000	Puerto Rico Convention Center Authority[1]	5.000	07/01/2023	07/01/2023		101,996
5,000,000	Puerto Rico Convention Center Authority[1]	5.000	07/01/2018	07/01/2018		4,614,200
11,490,000	Puerto Rico Electric Power Authority, Series AAA[1]	5.250	07/01/2024	07/01/2024		7,950,620
10,920,000	Puerto Rico Electric Power Authority, Series AAA[1]	5.250	07/01/2023	07/01/2023		7,716,837
28,360,000	Puerto Rico Electric Power Authority, Series AAA[1]	5.250	07/01/2022	07/01/2022		20,596,167
33,580,000	Puerto Rico Electric Power Authority, Series AAA[1]	5.250	07/01/2028	07/01/2028		21,430,084
24,000,000	Puerto Rico Electric Power Authority, Series AAA[1]	5.250	07/01/2027	07/01/2027		15,561,840
11,595,000	Puerto Rico Electric Power Authority, Series AAA[1]	5.250	07/01/2025	07/01/2025		7,838,220
4,905,000	Puerto Rico Electric Power Authority, Series CCC[1]	5.250	07/01/2028	07/01/2028		3,130,273
100,000	Puerto Rico Electric Power Authority, Series DDD[1]	5.000	07/01/2022	07/01/2022		71,222
2,915,000	Puerto Rico Electric Power Authority, Series LL1	5.500	07/01/2017	07/01/2017		2,817,989
500,000	Puerto Rico Electric Power Authority, Series PP1	5.000	07/01/2024	07/01/2024		427,175
50,000	Puerto Rico Electric Power Authority, Series RR1	5.000	07/01/2022	07/01/2022		44,025
285,000	Puerto Rico Electric Power Authority, Series RR1	5.000	07/01/2021	07/01/2021		255,557
280,000	Puerto Rico Electric Power Authority, Series RR1	5.000	07/01/2024	07/01/2024		239,218
830,000	Puerto Rico Electric Power Authority, Series SS1	5.000	07/01/2023	07/01/2023		719,859
100,000	Puerto Rico Electric Power Authority, Series SS1	5.000	07/01/2022	07/01/2022		88,051
175,000	Puerto Rico Electric Power Authority, Series SS1	5.000	07/01/2017	07/01/2017		166,479
12,500,000	Puerto Rico Electric Power Authority, Series WW1	5.250	07/01/2025	07/01/2025		8,417,500
500,000	Puerto Rico Electric Power Authority, Series ZZ1	5.250	07/01/2026	07/01/2026		330,760
3,425,000	Puerto Rico HFA[1]	4.600	12/01/2024	12/01/2024		3,371,193
85,000	Puerto Rico HFA[1]	5.000	12/01/2020	12/01/2020		84,868
24,000,000	Puerto Rico HFA[1]	4.650	12/01/2023	08/03/2022	B	23,886,000

44    OPPENHEIMER ROCHESTER LIMITED TERM NEW YORK MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Effective Maturity*		Value

U.S. Possessions Continued
$ 5,100,000	Puerto Rico HFA Capital Fund Modernization (Puerto Rico Public Hsg.)[1]	5.125%	12/01/2027	08/17/2025	B	$5,058,741
5,400,000	Puerto Rico Highway & Transportation Authority[1]	2.305	07/01/2028	07/01/2028		2,732,616
160,000	Puerto Rico Highway & Transportation Authority[1]	5.000	07/01/2025	07/01/2025		107,042
5,060,000	Puerto Rico Highway & Transportation Authority[1]	5.750	07/01/2021	07/01/2021		3,935,617
2,900,000	Puerto Rico Highway & Transportation Authority[1]	5.250	07/01/2018	07/01/2018		2,375,738
25,000	Puerto Rico Highway & Transportation Authority[1]	5.750	07/01/2019	07/01/2019		20,431
90,000	Puerto Rico Highway & Transportation Authority[1]	5.000	07/01/2028	08/06/2026	B	54,769
425,000	Puerto Rico Highway & Transportation Authority[1]	5.750	07/01/2019	07/01/2019		350,672
7,995,000	Puerto Rico Highway & Transportation Authority[1]	5.750	07/01/2022	07/01/2022		6,068,285
135,000	Puerto Rico Highway & Transportation Authority[1]	5.000	07/01/2023	07/01/2023		91,533
100,000	Puerto Rico Highway & Transportation Authority[1]	5.250	07/01/2017	07/01/2017		87,109
180,000	Puerto Rico Highway & Transportation Authority[1]	5.000	07/01/2018	01/21/2017	B	166,397
90,000	Puerto Rico Highway & Transportation Authority[1]	5.000	07/01/2022	01/22/2021	B	63,329
230,000	Puerto Rico Highway & Transportation Authority[1]	5.750	07/01/2020	07/01/2020		183,892
45,000	Puerto Rico Highway & Transportation Authority[1]	5.250	07/01/2014	07/01/2014		45,005
7,000,000	Puerto Rico Highway & Transportation Authority[1]	5.750	07/01/2024	07/01/2024		4,942,560
835,000	Puerto Rico Highway & Transportation Authority[1]	5.000	07/01/2027	12/28/2026	B	741,113
425,000	Puerto Rico Highway & Transportation Authority[1]	5.000	07/01/2028	02/20/2026	B	264,592
50,000	Puerto Rico Highway & Transportation Authority[1]	5.000	07/01/2028	02/20/2026	B	40,667
400,000	Puerto Rico Highway & Transportation Authority, Series G1	5.250	07/01/2019	07/01/2019		324,456
100,000	Puerto Rico Highway & Transportation Authority, Series I1	5.000	07/01/2023	07/01/2023		70,552
12,760,000	Puerto Rico Highway & Transportation Authority, Series K1	5.000	07/01/2024	07/01/2024		8,718,015
14,545,000	Puerto Rico Highway & Transportation Authority, Series K1	5.000	07/01/2025	07/01/2025		9,692,933
12,275,000	Puerto Rico Highway & Transportation Authority, Series K1	5.000	07/01/2023	07/01/2023		8,424,823

45    OPPENHEIMER ROCHESTER LIMITED TERM NEW YORK MUNICIPAL FUND

STATEMENT OF INVESTMENTS Continued

Principal Amount		Coupon	Maturity	Effective Maturity*		Value
U.S. Possessions Continued
$4,355,000	Puerto Rico Highway & Transportation Authority, Series K1	5.000%	07/01/2021	07/01/2021		$3,169,700
11,000,000	Puerto Rico Highway & Transportation Authority, Series K1	5.000	07/01/2022	07/01/2022		7,740,260
16,725,000	Puerto Rico Highway & Transportation Authority, Series K1	5.000	07/01/2026	07/01/2026		10,880,616
185,000	Puerto Rico Industrial Devel. Company, Series B	5.375	07/01/2016	02/12/2016	B	185,000
780,000	Puerto Rico Infrastructure[1]	5.000	07/01/2019	07/01/2019		606,341
16,550,000	Puerto Rico Infrastructure[1]	6.000	12/15/2026	12/15/2026		11,456,903
5,000,000	Puerto Rico Infrastructure[1]	5.500	07/01/2021	07/01/2021		3,784,250
50,000	Puerto Rico Infrastructure (Mepsi Campus)[1]	5.600	10/01/2014	10/01/2014		48,363
1,055,000	Puerto Rico Infrastructure (Mepsi Campus)[1]	6.250	10/01/2024	10/01/2024		737,614
1,250,000	Puerto Rico Infrastructure Financing Authority[1]	5.500	07/01/2016	07/01/2016		1,216,550
4,250,000	Puerto Rico Infrastructure Financing Authority[1]	5.500	07/01/2023	07/01/2023		3,079,720
2,500,000	Puerto Rico Infrastructure Financing Authority[1]	5.250	12/15/2026	12/15/2026		1,651,875
650,000	Puerto Rico ITEMECF (Ana G. Mendez University)	5.000	04/01/2021	04/01/2021		540,670
1,165,000	Puerto Rico ITEMECF (Ana G. Mendez University)	5.000	04/01/2019	04/01/2019		1,026,248
1,155,000	Puerto Rico ITEMECF (Ana G. Mendez University)	5.000	04/01/2018	04/01/2018		1,045,333
650,000	Puerto Rico ITEMECF (Ana G. Mendez University)	5.000	04/01/2022	04/01/2022		524,791
2,000,000	Puerto Rico ITEMECF (Ana G. Mendez University)	5.000	04/01/2017	04/01/2017		1,858,000
2,500,000	Puerto Rico ITEMECF (Ana G. Mendez University)	5.000	04/01/2016	04/01/2016		2,379,925
34,610,000	Puerto Rico ITEMECF (Cogeneration Facilities)[1]	6.625	06/01/2026	10/17/2024	B	30,266,099
20,000	Puerto Rico ITEMECF (Guaynabo Municipal Government Center)	5.625	07/01/2015	01/04/2015	B	19,277
15,645,000	Puerto Rico ITEMECF (Hospital Auxilio Mutuo)[1]	6.250	07/01/2026	07/01/2016	A	15,653,918
75,000	Puerto Rico ITEMECF (Hospital de la Concepcion)[1]	6.125	11/15/2025	01/31/2014	A	75,721
2,000,000	Puerto Rico ITEMECF (Hospital de la Concepcion)[1]	6.500	11/15/2020	01/31/2014	A	2,010,080
325,000	Puerto Rico ITEMECF (Hospital de la Concepcion)[1]	6.375	11/15/2015	01/31/2014	A	326,284
500,000	Puerto Rico ITEMECF (International American University)	5.000	10/01/2021	10/01/2021		458,275
2,575,000	Puerto Rico ITEMECF (Ryder Memorial Hospital)[1]	6.700	05/01/2024	05/11/2020	B	2,317,165

46    OPPENHEIMER ROCHESTER LIMITED TERM NEW YORK MUNICIPAL FUND

Principal Amount		Coupon		Maturity	Effective Maturity*		Value
U.S. Possessions Continued
$415,000	Puerto Rico ITEMECF (University of the Sacred Heart)	5.000%		10/01/2022	10/01/2022		$370,587
365,000	Puerto Rico ITEMECF (University of the Sacred Heart)	5.000		10/01/2021	10/01/2021		331,416
1,875,000	Puerto Rico ITEMECF (University Plaza)[1]	5.625		07/01/2019	07/01/2019		1,744,425
2,190,000	Puerto Rico ITEMECF (University Plaza)[1]	5.625		07/01/2015	07/01/2015		2,177,342
355,000	Puerto Rico ITEMECF (University Plaza)[1]	5.625		07/01/2018	07/01/2018		336,693
2,445,000	Puerto Rico ITEMECF (University Plaza)[1]	5.625		07/01/2017	07/01/2017		2,370,158
2,215,000	Puerto Rico ITEMECF (University Plaza)[1]	5.625		07/01/2016	07/01/2016		2,091,713
125,000	Puerto Rico Municipal Finance Agency, Series A	5.250		08/01/2017	01/31/2014	A	124,994
20,000	Puerto Rico Municipal Finance Agency, Series A1	4.750		08/01/2022	08/01/2022		18,497
70,000	Puerto Rico Municipal Finance Agency, Series A1	5.250		08/01/2021	08/01/2021		68,267
9,400,000	Puerto Rico Municipal Finance Agency, Series A1	5.250		08/01/2023	08/01/2023		6,641,476
500,000	Puerto Rico Municipal Finance Agency, Series A1	5.000		08/01/2027	03/12/2025	B	443,445
10,000,000	Puerto Rico Municipal Finance Agency, Series A1	5.250		08/01/2024	08/01/2024		6,948,400
230,000	Puerto Rico Municipal Finance Agency, Series A	5.500		07/01/2017	09/20/2015	B	230,009
10,245,000	Puerto Rico Municipal Finance Agency, Series C1	5.250		08/01/2018	08/01/2018		10,205,762
275,000	Puerto Rico Public Buildings Authority[1]	5.125		07/01/2024	02/02/2024	B	190,171
1,250,000	Puerto Rico Public Buildings Authority[1]	5.500	[2]	07/01/2035	07/01/2017	C	1,133,450
3,020,000	Puerto Rico Public Buildings Authority[1]	6.000		07/01/2020	07/01/2020		2,334,007
14,280,000	Puerto Rico Public Buildings Authority[1]	5.250		07/01/2029	03/02/2028	B	9,171,330
1,400,000	Puerto Rico Public Buildings Authority[1]	5.750	[2]	07/01/2034	07/01/2017	C	1,197,798
2,425,000	Puerto Rico Public Buildings Authority[1]	5.500		07/01/2024	07/01/2024		1,729,195
2,060,000	Puerto Rico Public Buildings Authority[1]	5.500		07/01/2021	07/01/2021		1,581,627
13,195,000	Puerto Rico Public Buildings Authority[1]	5.500		07/01/2026	07/01/2026		9,104,946
3,255,000	Puerto Rico Public Buildings Authority[1]	5.500		07/01/2025	07/01/2025		2,272,316
13,645,000	Puerto Rico Public Buildings Authority[1]	7.000		07/01/2021	07/01/2021		11,158,745
150,000	Puerto Rico Public Buildings Authority[1]	5.750		07/01/2015	07/01/2015		141,600
3,035,000	Puerto Rico Public Buildings Authority[1]	5.500		07/01/2018	07/01/2018		2,858,484
1,270,000	Puerto Rico Public Buildings Authority[1]	6.250		07/01/2023	07/01/2023		983,513
50,000	Puerto Rico Public Buildings Authority[1]	5.750		07/01/2017	07/01/2017		43,271
3,020,000	Puerto Rico Public Buildings Authority[1]	5.500		07/01/2017	07/01/2017		2,910,404
50,000	Puerto Rico Public Buildings Authority[1]	6.250		07/01/2026	07/01/2026		36,559
31,150,000	Puerto Rico Public Buildings Authority[1]	7.000		07/01/2025	04/13/2025	B	24,793,531
7,160,000	Puerto Rico Public Buildings Authority[1]	5.500		07/01/2016	07/01/2016		6,968,398
3,490,000	Puerto Rico Public Buildings Authority[1]	5.750		07/01/2022	07/01/2022		2,658,856
205,030,000	Puerto Rico Public Finance Corp., Series A1	6.500		08/01/2028	12/12/2027	B	149,542,731
73,575,000	Puerto Rico Sales Tax Financing Corp., Series A1	6.125		08/01/2029	08/01/2029		62,038,440

47    OPPENHEIMER ROCHESTER LIMITED TERM NEW YORK MUNICIPAL FUND

STATEMENT OF INVESTMENTS Continued

Principal Amount		Coupon	Maturity	Effective Maturity*		Value

U.S. Possessions Continued
$19,000,000	Puerto Rico Sales Tax Financing Corp., Series A1	5.625%	08/01/2030	08/01/2030		$14,705,810
4,080,000	University of Puerto Rico[1]	5.000	06/01/2025	06/01/2025		2,630,988
2,750,000	University of Puerto Rico[1]	5.000	06/01/2026	06/01/2026		1,730,135
3,725,000	University of Puerto Rico, Series P1	5.000	06/01/2024	06/01/2024		2,466,844
5,645,000	University of Puerto Rico, Series P1	5.000	06/01/2030	12/23/2028	B	3,368,880
8,500,000	University of Puerto Rico, Series P1	5.000	06/01/2022	06/01/2022		5,966,660
7,470,000	University of Puerto Rico, Series P1	5.000	06/01/2021	06/01/2021		5,430,839
8,410,000	University of Puerto Rico, Series Q1	5.000	06/01/2023	06/01/2023		5,731,163
3,515,000	University of Puerto Rico, Series Q1	5.000	06/01/2021	06/01/2021		2,551,503
300,000	University of Puerto Rico, Series Q1	5.000	06/01/2030	12/22/2028	B	179,037
100,000	University of Puerto Rico, Series Q1	5.000	06/01/2024	06/01/2024		66,224
4,930,000	University of Puerto Rico, Series Q1	5.000	06/01/2018	06/01/2018		4,023,768
2,490,000	University of Puerto Rico, Series Q1	5.000	06/01/2019	06/01/2019		1,956,567
45,000	V.I. Port Authority, Series A1	5.000	09/01/2023	01/31/2014	A	45,142
2,805,000	V.I. Port Authority, Series A1	5.250	09/01/2018	01/31/2014	A	2,814,677
850,000	V.I. Public Finance Authority (Gross Receipts Taxes Loan Notes)[1]	5.000	10/01/2024	10/01/2016	A	868,479
1,715,000	V.I. Public Finance Authority (Gross Receipts Taxes Loan Notes)[1]	5.000	10/01/2026	10/01/2016	A	1,736,283
3,670,000	V.I. Public Finance Authority (Gross Receipts Taxes Loan Notes)[1]	5.000	10/01/2025	10/01/2016	A	3,733,087
50,000	V.I. Public Finance Authority (Gross Receipts Taxes Loan Notes)[1]	5.000	10/01/2027	10/01/2016	A	50,402
3,330,000	V.I. Public Finance Authority (Gross Receipts Taxes Loan Notes)[1]	5.000	10/01/2023	10/01/2016	A	3,418,545
3,900,000	V.I. Public Finance Authority (Gross Receipts Taxes Loan)[1]	5.000	10/01/2033	04/06/2033	B	3,752,892
620,000	V.I. Public Finance Authority (Matching Fund Loan Note)[1]	6.750	10/01/2037	10/01/2019	A	671,714
1,350,000	V.I. Public Finance Authority (Matching Fund Loan Note)[1]	5.000	10/01/2025	10/01/2020	A	1,402,569
1,500,000	V.I. Public Finance Authority (Matching Fund Loan Note)	5.000	10/01/2027	10/01/2022	A	1,533,765
1,425,000	V.I. Public Finance Authority, Series A1	5.000	10/01/2032	09/17/2031	B	1,412,902
665,000	V.I. Public Finance Authority, Series A-1[1]	4.500	10/01/2024	10/01/2019	A	676,671
20,000	V.I. Public Finance Authority, Series C1	5.000	10/01/2022	10/01/2019	A	20,674
1,440,000	V.I. Tobacco Settlement Financing Corp. (TASC)[1]	5.000	05/15/2031	12/20/2017	B	1,340,942
80,000	V.I. Tobacco Settlement Financing Corp. (TASC)	4.950	05/15/2014	01/31/2014	A	80,223
920,000	V.I. Tobacco Settlement Financing Corp. (TASC)[1]	5.000	05/15/2021	04/03/2014	B	896,329
125,000	V.I. Water & Power Authority[1]	4.500	07/01/2028	08/02/2026	B	109,323
5,985,000	V.I. Water & Power Authority[1]	5.500	07/01/2017	01/31/2014	A	5,998,885
100,000	V.I. Water & Power Authority[1]	4.500	07/01/2020	07/01/2020		98,946
225,000	V.I. Water & Power Authority[1]	5.000	07/01/2018	01/31/2014	A	225,180

48    OPPENHEIMER ROCHESTER LIMITED TERM NEW YORK MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Effective Maturity*		Value

U.S. Possessions Continued
$ 100,000	V.I. Water & Power Authority[1]	5.000%	07/01/2019	01/31/2014	A	$100,034
						1,151,132,641
Total Municipal Bonds and Notes (Cost $4,632,038,189)						4,275,945,224

Shares
Common Stocks—0.2%
2,137	CMS Liquidating Trust (Cost $6,838,400)[8,9]					7,376,924
Total Investments, at Value (Cost $4,638,876,589)—103.7%						4,283,322,148
Liabilities in Excess of Other Assets—(3.7)						(150,731,230)
Net Assets—100.0%						$4,132,590,918

Footnotes to Statement of Investments

*Call Date, Put Date or Average Life of Sinking Fund, if applicable, as detailed. (Unaudited)

A. Optional call date; corresponds to the most conservative yield calculation.

B. Average life due to mandatory, or expected, sinking fund principal payments prior to maturity.

C. Date of mandatory put.

D. Average life due to mandatory, or expected, sinking fund principal payments prior to the applicable option call date.

1. All or a portion of the security position has been segregated for collateral to cover borrowings. See Note 6 of the accompanying Notes.

2. Represents the current interest rate for a variable or increasing rate security.

3. Security represents the underlying municipal bond with respect to an inverse floating rate security held by the Fund. The bond was purchased by the Fund and subsequently transferred to a trust, which issued the related inverse floating rate security. See Note 1 of the accompanying Notes.

4. This security is not accruing income because the issuer has missed an interest payment on it and/or is not anticipated to make future interest and or principal payments. The rate shown is the original contractual interest rate. See Note 1 of the accompanying Notes.

5. This security is accruing partial income at an anticipated effective rate based on expected interest and/or principal payments. The rate shown is the original contractual interest rate.

6. All or a portion of the security position is when-issued or delayed delivery to be delivered and settled after December 31, 2013. See Note 1 of the accompanying Notes.

7. Zero coupon bond reflects effective yield on the date of purchase.

8. Received as a result of a corporate action.

9. Non-income producing security.

To simplify the listings of securities, abbreviations are used per the table below:

ACDS	Assoc. for Children with Down Syndrome
AeFM	Aero Ft. Myers
AeH	Aero Harrisburg
AeHC	Aero Houston Central
AeJFK	Aero JFK
AeKC	Aero Kansas City
AeL	Aero Lauderdale
ALIA	Alliance of Long Island Agencies
AOFMHS	Aurelia Osborn Fox Memorial Hospital Society
ARC	Assoc. of Retarded Citizens
BFCC	Brookdale Family Care Center
BID	Business Improvement District
BOCES	Board of Cooperative Educational Services

49    OPPENHEIMER ROCHESTER LIMITED TERM NEW YORK MUNICIPAL FUND

STATEMENT OF INVESTMENTS Continued

Footnotes to Statement of Investments Continued

CCDRCA	Catholic Charities of the Diocese of Rockville Centre and Affiliates
CHSLI	Catholic Health Services of Long Island
CMA	Community Mainstreaming Associates, Inc.
Con Ed	Consolidated Edison Company
COP	Certificates of Participation
CRR	Center for Rapid Recovery
CSMR	Community Services for the Mentally Retarded
DA	Dormitory Authority
DDI	Developmental Disabilities Institute
DRIVERS	Derivative Inverse Tax Exempt Receipts
EDA	Economic Devel. Authority
EDC	Economic Devel. Corp.
EFC	Environmental Facilities Corp.
ERDA	Energy Research and Devel. Authority
FNHC	Ferncliff Nursing Home Company
FREE	Family Residences and Essential Enterprises
GO	General Obligation
GSHMC	Good Sumaritan Hospital Medical Center
HDC	Housing Devel. Corp.
HFA	Housing Finance Agency
HKSB	Helen Keller Services for the Blind
IDA	Industrial Devel. Agency
IGHL	Independent Group Home for Living
ITEMECF	Industrial, Tourist, Educational, Medical and Environmental Community Facilities
JDAM	Julia Dyckman Andrus Memorial
JFK	John Fitzgerald Kennedy
KR	Kateri Residence
LIFERS	Long Inverse Floating Exempt Receipts
LILCO	Long Island Lighting Corp.
L.I.	Long Island
MMC	Mercy Medical Center
MMWNHC	Mary Manning Walsh Nursing Home Company
MTA	Metropolitan Transportation Authority
NY/NJ	New York/New Jersey
NYC	New York City
NYS	New York State
NYU	New York University
Res Rec	Resource Recovery Facility
RIBS	Residual Interest Bonds
ROLs	Reset Option Longs
SAVRS	Select Auction Variable Rate Securities
SCHRC	St. Charles Hospital and Rehabilitation Center
SFH	St. Francis Hospital
SONYMA	State of New York Mortgage Agency
TASC	Tobacco Settlement Asset-Backed Bonds
TFABs	Tobacco Flexible Amortization Bonds
TIP	Transportation Infrastructure Properties
UDC	Urban Development Corporation
USBFCC	Urban Strategies Brookdale Family Care Center
USTA	United States Tennis Association
V.I.	United States Virgin Islands
WORCA	Working Organization for Retarded Children and Adults
YMCA	Young Men’s Christian Assoc.

See accompanying Notes to Financial Statements.

50    OPPENHEIMER ROCHESTER LIMITED TERM NEW YORK MUNICIPAL FUND

STATEMENT OF ASSETS AND LIABILITIES December 31, 2013

Assets
Investments, at value (cost $4,638,876,589)—see accompanying statement of investments	$4,283,322,148
Cash	580,477
Receivables and other assets:
Interest	67,325,804
Shares of beneficial interest sold	10,490,862
Investments sold (including $500,000 sold on a when-issued or delayed delivery basis)	498,300
Other	543,388
Total assets	4,362,760,979
Liabilities
Payables and other liabilities:
Payable for borrowings (See Note 6)	90,700,000
Payable for short-term floating rate notes issued (See Note 1)	86,000,000
Shares of beneficial interest redeemed	49,789,403
Distribution and service plan fees	903,559
Shareholder communications	830,315
Trustees’ compensation	803,077
Dividends	427,478
Transfer and shareholder servicing agent fees	365,429
Interest expense on borrowings	6,653
Other	344,147
Total liabilities	230,170,061
Net Assets	$4,132,590,918
Composition of Net Assets
Additional paid-in capital	$4,583,365,367
Accumulated net investment loss	(5,436,114)
Accumulated net realized loss on investments	(89,783,894)
Net unrealized depreciation on investments	(355,554,441)
Net Assets	$4,132,590,918

51    OPPENHEIMER ROCHESTER LIMITED TERM NEW YORK MUNICIPAL FUND

STATEMENT OF ASSETS AND LIABILITIES Continued

Net Asset Value Per Share
Class A Shares:
Net asset value and redemption price per share (based on net assets of $2,781,283,301 and 908,023,055 shares of beneficial interest outstanding)	$3.06
Maximum offering price per share (net asset value plus sales charge of 2.25% of offering price)	$3.13
Class B Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $19,849,653 and 6,490,252 shares of beneficial interest outstanding)	$3.06
Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $1,160,491,644 and 380,745,695 shares of beneficial interest outstanding)	$3.05
Class Y Shares:
Net asset value, redemption price and offering price per share (based on net assets of $170,966,320 and 55,813,893 shares of beneficial interest outstanding)	$3.06

See accompanying Notes to Financial Statements.

52    OPPENHEIMER ROCHESTER LIMITED TERM NEW YORK MUNICIPAL FUND

STATEMENT OF OPERATIONS For the Year Ended December 31, 2013

Investment Income
Interest	$228,703,756
Other income	1,395
Total investment income	228,705,151
Expenses
Management fees	20,726,379
Distribution and service plan fees:
Class A	8,747,770
Class B	245,984
Class C	14,541,731
Transfer and shareholder servicing agent fees:
Class A	2,829,154
Class B	23,980
Class C	1,220,936
Class Y	186,749
Shareholder communications:
Class A	1,039,355
Class B	29,387
Class C	655,528
Class Y	92,532
Borrowing fees	1,974,758
Interest expense and fees on short-term floating rate notes issued (See Note 1)	744,053
Accounting service fees	419,987
Trustees’ compensation	132,223
Interest expense on borrowings	67,465
Custodian fees and expenses	54,901
Other	396,801
Total expenses	54,129,673
Net Investment Income	174,575,478
Realized and Unrealized Loss
Net realized loss on investments	(28,453,655)
Net change in unrealized appreciation/depreciation on investments	(496,377,759)
Net Decrease in Net Assets Resulting from Operations	$(350,255,936)

See accompanying Notes to Financial Statements.

53    OPPENHEIMER ROCHESTER LIMITED TERM NEW YORK MUNICIPAL FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2013	Year Ended December 31, 2012
Operations
Net investment income	$174,575,478	$185,774,636
Net realized gain (loss)	(28,453,655)	1,141,942
Net change in unrealized appreciation/depreciation	(496,377,759)	97,316,641
Net increase (decrease) in net assets resulting from operations	(350,255,936)	284,233,219
Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Class A	(122,500,845)	(138,074,475)
Class B	(643,112)	(992,580)
Class C	(39,392,313)	(45,226,852)
Class Y	(7,766,381)	(6,298,034)
	(170,302,651)	(190,591,941)
Beneficial Interest Transactions
Net increase (decrease) in net assets resulting from beneficial interest transactions:
Class A	(667,652,592)	481,946,648
Class B	(6,745,065)	(6,924,524)
Class C	(252,200,920)	212,022,135
Class Y	(15,430,340)	151,466,895
	(942,028,917)	838,511,154
Net Assets
Total increase (decrease)	(1,462,587,504)	932,152,432
Beginning of period	5,595,178,422	4,663,025,990
End of period (including accumulated net investment loss of $5,436,114 and $10,156,654, respectively)	$4,132,590,918	$5,595,178,422

See accompanying Notes to Financial Statements.

54    OPPENHEIMER ROCHESTER LIMITED TERM NEW YORK MUNICIPAL FUND

FINANCIAL HIGHLIGHTS

Class A	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 30, 2011 [1]	Year Ended December 31, 2010	Year Ended December 31, 2009

Per Share Operating Data
Net asset value, beginning of period	$3.39	$3.32	$3.22	$3.25	$2.85
Income (loss) from investment operations:
Net investment income[2]	0.12	0.13	0.14	0.14	0.14
Net realized and unrealized gain (loss)	(0.34)	0.07	0.10	(0.03)	0.40

Total from investment operations	(0.22)	0.20	0.24	0.11	0.54
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.11)	(0.13)	(0.14)	(0.14)	(0.14)
Net asset value, end of period	$3.06	$3.39	$3.32	$3.22	$3.25

Total Return, at Net Asset Value[3]	(6.55)%	6.13%	7.76%	3.51%	19.45%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$2,781,283	$3,800,912	$3,253,871	$3,121,033	$2,801,988
Average net assets (in thousands)	$3,525,801	$3,591,083	$3,074,407	$3,000,461	$2,558,997
Ratios to average net assets:[4]
Net investment income	3.56%	3.75%	4.34%	4.35%	4.50%
Expenses excluding interest and fees on short-term floating rate notes issued and interest and fees from borrowings	0.76%	0.71%	0.72%	0.72%	0.75%
Interest and fees from borrowings	0.04%	0.03%	0.03%	0.04%	0.26%
Interest and fees on short-term floating rate notes issued[5]	0.01%	0.01%	0.02%	0.03%	0.04%

Total expenses	0.81%	0.75%	0.77%	0.79%	1.05%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.81%	0.75%	0.77%	0.79%	1.05%
Portfolio turnover rate	8%	15%	15%	14%	12%

1. December 30, 2011 represents the last business day of the Fund’s reporting period.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Interest and fee expense relates to the Fund’s liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions.

See accompanying Notes to Financial Statements.

55    OPPENHEIMER ROCHESTER LIMITED TERM NEW YORK MUNICIPAL FUND

FINANCIAL HIGHLIGHTS Continued

Class B	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 30, 2011 [1]	Year Ended December 31, 2010	Year Ended December 31, 2009

Per Share Operating Data
Net asset value, beginning of period	$3.38	$3.31	$3.22	$3.25	$2.85
Income (loss) from investment operations:
Net investment income[2]	0.09	0.10	0.11	0.12	0.11
Net realized and unrealized gain (loss)	(0.33)	0.07	0.10	(0.03)	0.41

Total from investment operations	(0.24)	0.17	0.21	0.09	0.52
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.08)	(0.10)	(0.12)	(0.12)	(0.12)
Net asset value, end of period	$3.06	$3.38	$3.31	$3.22	$3.25

Total Return, at Net Asset Value[3]	(7.09)%	5.24%	6.52%	2.62%	18.39%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$19,850	$28,971	$35,183	$43,448	$59,451
Average net assets (in thousands)	$24,528	$32,565	$37,587	$49,788	$71,243
Ratios to average net assets:[4]
Net investment income	2.69%	2.93%	3.48%	3.50%	3.64%
Expenses excluding interest and fees on short-term floating rate notes issued and interest and fees from borrowings	1.63%	1.56%	1.59%	1.58%	1.66%
Interest and fees from borrowings	0.04%	0.03%	0.03%	0.04%	0.26%
Interest and fees on short-term floating rate notes issued[5]	0.01%	0.01%	0.02%	0.03%	0.04%

Total expenses	1.68%	1.60%	1.64%	1.65%	1.96%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.68%	1.60%	1.64%	1.65%	1.96%
Portfolio turnover rate	8%	15%	15%	14%	12%

1. December 30, 2011 represents the last business day of the Fund’s reporting period.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Interest and fee expense relates to the Fund’s liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions.

See accompanying Notes to Financial Statements.

56    OPPENHEIMER ROCHESTER LIMITED TERM NEW YORK MUNICIPAL FUND

Class C	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 30, 2011 [1]	Year Ended December 31, 2010	Year Ended December 31, 2009

Per Share Operating Data
Net asset value, beginning of period	$3.37	$3.30	$3.21	$3.24	$2.84
Income (loss) from investment operations:
Net investment income[2]	0.09	0.10	0.12	0.12	0.12
Net realized and unrealized gain (loss)	(0.32)	0.08	0.09	(0.03)	0.40

Total from investment operations	(0.23)	0.18	0.21	0.09	0.52
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.09)	(0.11)	(0.12)	(0.12)	(0.12)
Net asset value, end of period	$3.05	$3.37	$3.30	$3.21	$3.24

Total Return, at Net Asset Value[3]	(7.01)%	5.35%	6.65%	2.74%	18.63%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,160,492	$1,557,436	$1,319,078	$1,293,192	$1,137,285
Average net assets (in thousands)	$1,450,233	$1,459,347	$1,251,673	$1,250,552	$1,021,648
Ratios to average net assets:[4]
Net investment income	2.78%	2.99%	3.58%	3.59%	3.75%
Expenses excluding interest and fees on short-term floating rate notes issued and interest and fees from borrowings	1.54%	1.48%	1.49%	1.48%	1.50%
Interest and fees from borrowings	0.04%	0.03%	0.03%	0.04%	0.26%
Interest and fees on short-term floating rate notes issued[5]	0.01%	0.01%	0.02%	0.03%	0.04%

Total expenses	1.59%	1.52%	1.54%	1.55%	1.80%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.59%	1.52%	1.54%	1.55%	1.80%
Portfolio turnover rate	8%	15%	15%	14%	12%

1. December 30, 2011 represents the last business day of the Fund’s reporting period.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Interest and fee expense relates to the Fund’s liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions.

See accompanying Notes to Financial Statements.

57    OPPENHEIMER ROCHESTER LIMITED TERM NEW YORK MUNICIPAL FUND

FINANCIAL HIGHLIGHTS Continued

Class Y	Year Ended December 31, 2013	Year Ended December 31, 2012	Period Ended December 30, 2011[1,2]

Per Share Operating Data
Net asset value, beginning of period	$3.39	$3.32	$3.18
Income (loss) from investment operations:
Net investment income[3]	0.12	0.13	0.11
Net realized and unrealized gain (loss)	(0.33)	0.08	0.14

Total from investment operations	(0.21)	0.21	0.25
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.12)	(0.14)	(0.11)
Net asset value, end of period	$3.06	$3.39	$3.32

Total Return, at Net Asset Value[4]	(6.34)%	6.38%	7.99%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$170,966	$207,859	$54,894
Average net assets (in thousands)	$210,498	$157,688	$15,811
Ratios to average net assets:[5]
Net investment income	3.80%	3.95%	4.37%
Expenses excluding interest and fees on short-term floating rate notes issued and interest and fees from borrowings	0.54%	0.48%	0.46%
Interest and fees from borrowings	0.04%	0.03%	0.03%
Interest and fees on short-term floating rate notes issued[6]	0.01%	0.01%	0.02%

Total expenses	0.59%	0.52%	0.51%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.59%	0.52%	0.51%
Portfolio turnover rate	8%	15%	15%

1. December 30, 2011 represents the last business day of the Fund’s reporting period.

2. For the period from March 30, 2011 (inception of offering) to December 30, 2011.

3. Per share amounts calculated based on the average shares outstanding during the period.

4. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

5. Annualized for periods less than one full year.

6. Interest and fee expense relates to the Fund’s liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions.

See accompanying Notes to Financial Statements.

58    OPPENHEIMER ROCHESTER LIMITED TERM NEW YORK MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS December 31, 2013

1. Significant Accounting Policies

Oppenheimer Rochester Limited Term New York Municipal Fund (the “Fund”), formerly Limited Term New York Municipal Fund, is a separate series of Rochester Portfolio Series, a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund’s investment objective is to seek tax-free income. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”). The Manager has entered into a sub-advisory agreement with OFI.

The Fund offers Class A, Class C and Class Y shares, and previously offered Class B shares for new purchase through June 29, 2012. Subsequent to that date, no new purchases of Class B shares are permitted, however reinvestment of dividend and/or capital gain distributions and exchanges of Class B shares into and from other Oppenheimer funds will be allowed. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class C shares are sold, and Class B shares were sold, without a front-end sales charge but may be subject to a contingent deferred sales charge (“CDSC”). Class Y shares are sold to certain institutional investors or intermediaries without either a front-end sales charge or a CDSC, however, the intermediaries may impose charges on their accountholders who beneficially own Class Y shares. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A, B and C shares have separate distribution and/or service plans under which they pay fees. Class Y shares do not pay such fees. Class B shares will automatically convert to Class A shares 72 months after the date of purchase.

The following is a summary of significant accounting policies consistently followed by the Fund.

Inverse Floating Rate Securities. The Fund invests in inverse floating rate securities that pay interest at a rate that varies inversely with short-term interest rates. Because inverse floating rate securities are leveraged instruments, the value of an inverse floating rate security will change more significantly in response to changes in interest rates and other market fluctuations than the market value of a conventional fixed-rate municipal security of similar maturity and credit quality, including the municipal bond underlying an inverse floating rate security.

An inverse floating rate security is created as part of a financial transaction referred to as a “tender option bond” transaction. In most cases, in a tender option bond transaction the Fund sells a fixed-rate municipal bond (the “underlying municipal bond”) to a broker dealer (the “sponsor”). The sponsor creates a trust (the “Trust”) into which it deposits the underlying municipal bond. The Trust then issues and sells short-term floating rate securities with a fixed principal amount representing a senior interest in the underlying municipal bond to third parties and a residual, subordinate interest in the underlying municipal bond (referred to as an “inverse floating rate security”) to the Fund. The interest rate on the short-term

59    OPPENHEIMER ROCHESTER LIMITED TERM NEW YORK MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Continued

1. Significant Accounting Policies (Continued)

floating rate securities resets periodically, usually weekly, to a prevailing market rate and holders of these securities are granted the option to tender their securities back to the Trust for repurchase at their principal amount plus accrued interest thereon (the “purchase price”) periodically, usually daily or weekly. A remarketing agent for the Trust is required to attempt to re-sell any tendered short-term floating rate securities to new investors for the purchase price. If the remarketing agent is unable to successfully re-sell the tendered short-term floating rate securities, a liquidity provider to the Trust (typically an affiliate of the sponsor) must contribute cash to the Trust to ensure that the tendering holders receive the purchase price of their securities on the repurchase date.

Because holders of the short-term floating rate securities are granted the right to tender their securities to the Trust for repurchase at frequent intervals for the purchase price, with such payment effectively guaranteed by the liquidity provider, the securities generally bear short-term rates of interest commensurate with money market instruments. When interest is paid on the underlying municipal bond to the Trust, such proceeds are first used to pay the Trust’s administrative expenses and accrued interest to holders of the short-term floating rate securities, with any remaining amounts being paid to the Fund, as the holder of the inverse floating rate security. Accordingly, the amount of such interest on the underlying municipal bond paid to the Fund is inversely related the rate of interest on the short-term floating rate securities. Additionally, because the principal amount of the short-term floating rate securities is fixed and is not adjusted in response to changes in the market value of the underlying municipal bond, any change in the market value of the underlying municipal bond is reflected entirely in a change to the value of the inverse floating rate security.

Typically, the terms of an inverse floating rate security grant certain rights to the Fund, as holder. For example, the Fund may have the right upon request to require that the Trust compel a tender of the short-term floating rate securities to facilitate the Fund’s acquisition of the underlying municipal bond. Following such a request, the Fund pays the Trust the purchase price of the short-term floating rate securities and a specified portion of any market value gain on the underlying municipal bond since its deposit into the Trust, which the Trust uses to redeem the short-term floating rate securities. The Trust then distributes the underlying municipal bond to the Fund. Similarly, the Fund may have the right to directly purchase the underlying municipal bond from the Trust by paying to the Trust the purchase price of the short-term floating rate securities and a specified portion of any market value gain on the underlying municipal bond since its deposit into the Trust, which the Trust uses to redeem the short-term floating rate securities. Through the exercise of either of these rights, the Fund can voluntarily terminate or “collapse” the Trust, terminate its investment in the related inverse floating rate security and obtain the underlying municipal bond. Additionally, the Fund also typically has the right to exchange with the Trust (i) a principal amount of short-term floating rate securities held by the Fund for a corresponding additional principal amount of the inverse floating rate security or (ii) a principal amount of the inverse floating rate security held by the Fund for a corresponding additional principal amount of short-term floating rate securities (which are typically then sold to other investors). Through the exercise of this right, the Fund may increase (or decrease) the principal amount of short-term floating rate securities outstanding, thereby increasing (or decreasing) the amount of leverage

60    OPPENHEIMER ROCHESTER LIMITED TERM NEW YORK MUNICIPAL FUND

1. Significant Accounting Policies (Continued)

provided by the short-term floating rate securities to the Fund’s investment exposure to the underlying municipal bond.

The Fund’s investments in inverse floating rate securities involve certain risks. As short-term interest rates rise, an inverse floating rate security produces less current income (and, in extreme cases, may pay no income) and as short-term interest rates fall, an inverse floating rate security produces more current income. Thus, if short-term interest rates rise after the issuance of the inverse floating rate security, any yield advantage is reduced or eliminated. All inverse floating rate securities entail some degree of leverage represented by the outstanding principal amount of the related short-term floating rate securities. The value of, and income earned on, an inverse floating rate security that has a higher degree of leverage will fluctuate more significantly in response to changes in interest rates and to changes in the market value of the related underlying municipal bond than that of an inverse floating rate security with a lower degree of leverage, and is more likely to be eliminated entirely under adverse market conditions. Changes in the value of an inverse floating rate security will also be more significant than changes in the market value of the related underlying municipal bond because the leverage provided by the related short-term floating rate securities increases the sensitivity of an inverse floating rate security to changes in interest rates and to the market value of the underlying municipal bond. An inverse floating rate security can be expected to underperform fixed-rate municipal bonds when the difference between long-term and short-term interest rates is decreasing (or is already small) or when long-term interest rates are rising, but can be expected to outperform fixed-rate municipal bonds when the difference between long-term and short-term interest rates is increasing (or is already large) or when long-term interest rates are falling. Additionally, a tender option bond transaction typically provides for the automatic termination or “collapse” of a Trust upon the occurrence of certain adverse events, usually referred to as “mandatory tender events” or “tender option termination events.” These events may include, among others, a credit ratings downgrade of the underlying municipal bond below a specified level, a decrease in the market value of the underlying municipal bond below a specified amount, a bankruptcy of the liquidity provider or the inability of the remarketing agent to re-sell to new investors short-term floating rate securities that have been tendered for repurchase by holders thereof. Following the occurrence of such an event, the underlying municipal bond is generally sold for current market value and the proceeds distributed to holders of the short-term floating rate securities and inverse floating rate security, with the holder of the inverse floating rate security (the Fund) generally receiving the proceeds of such sale only after the holders of the short-term floating rate securities have received proceeds equal to the purchase price of their securities (and the liquidity provider is generally required to contribute cash to the Trust only in an amount sufficient to ensure that the holders of the short-term floating rate securities receive the purchase price of their securities in connection with such termination of the Trust). Following the occurrence of such events, the Fund could potentially lose the entire amount of its investment in the inverse floating rate security.

Finally, the Fund may enter into shortfall/reimbursement agreements with the liquidity provider of certain tender option bond transactions in connection with certain inverse floating rate securities held by the Fund. These agreements commit the Fund to reimburse the liquidity

61    OPPENHEIMER ROCHESTER LIMITED TERM NEW YORK MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Continued

1. Significant Accounting Policies (Continued)

provider to the extent that the liquidity provider must provide cash to a Trust, including following the termination of a Trust resulting from the occurrence of a “mandatory tender event.” In connection with the occurrence of such an event and the termination of the Trust triggered thereby, the shortfall/reimbursement agreement will make the Fund liable for the amount of the negative difference, if any, between the liquidation value of the underlying municipal bond and the purchase price of the short-term floating rate securities issued by the Trust. Under the standard terms of a tender option bond transaction, absent such a shortfall/reimbursement agreement, the Fund, as holder of the inverse floating rate security, would not be required to make such a reimbursement payment to the liquidity provider. The Manager monitors the Fund’s potential exposure with respect to these agreements on a daily basis and intends to take action to terminate the Fund’s investment in related inverse floating rate securities, if it deems it appropriate to do so. As of December 31, 2013, the Fund’s maximum exposure under such agreements is estimated at $80,140,000.

When the Fund creates an inverse floating rate security in a tender option bond transaction by selling an underlying municipal bond to a sponsor for deposit into a Trust, the transaction is considered a secured borrowing for financial reporting purposes. As a result of such accounting treatment, the Fund includes the underlying municipal bond on its Statement of Investments and as an asset on its Statement of Assets and Liabilities (but does not separately include the related inverse floating rate security on either). The Fund also includes a liability on its Statement of Assets and Liabilities equal to the outstanding principal amount and accrued interest on the related short-term floating rate securities issued by the Trust. Interest on the underlying municipal bond is recorded as investment income on the Fund’s Statement of Operations, while interest payable on the related short-term floating rate securities is recorded as interest expense. At December 31, 2013, municipal bond holdings with a value of $167,719,147 shown on the Fund’s Statement of Investments are held by such Trusts and serve as the underlying municipal bonds for the related $86,000,000 in short-term floating rate securities issued and outstanding at that date.

At December 31, 2013, the inverse floating rate securities associated with tender option bond transactions accounted for as secured borrowings were as follows:

Principal Amount	Inverse Floater[1]	Coupon Rate[2]	Maturity Date	Value
$25,000,000	NY TSASC, Inc. (TFABs) LIFERS[3]	6.881%	6/1/26	$18,384,000
2,000,000	NYC GO DRIVERS	11.384	12/1/23	2,203,100
2,295,000	NYC GO ROLs[3]	18.28	6/1/23	2,864,550
13,045,000	NYC GO ROLs[3]	9.42	8/1/27	15,430,148
14,345,000	NYC GO ROLs[3]	9.42	8/1/27	16,967,266
11,485,000	NYC GO ROLs[3]	9.42	8/1/26	13,888,351
9,380,000	NYC GO ROLs[3]	9.42	8/1/26	11,342,859
620,000	SONYMA, Series 29 DRIVERS	16.572	10/1/31	638,873

				$81,719,147

1. For a list of abbreviations used in the Inverse Floater table see the Portfolio Abbreviations table at the end of the Statement of Investments.

2. Represents the current interest rate for the inverse floating rate security.

3. Represents an inverse floating rate security that is subject to a shortfall/reimbursement agreement.

62    OPPENHEIMER ROCHESTER LIMITED TERM NEW YORK MUNICIPAL FUND

1. Significant Accounting Policies (Continued)

The Fund may also purchase an inverse floating rate security created as part of a tender option bond transaction not initiated by the Fund when a third party, such as a municipal issuer or financial institution, transfers an underlying municipal bond to a Trust. For financial reporting purposes, the Fund includes the inverse floating rate security related to such transaction on its Statement of Investments and as an asset on its Statement of Assets and Liabilities, and interest on the security is recorded as investment income on the Fund’s Statement of Operations.

The Fund may invest in inverse floating rate securities with any degree of leverage (as measured by the outstanding principal amount of related short-term floating rate securities). However, the Fund may only expose up to 5% of its total assets to the effects of leverage from its investments in inverse floating rate securities. This limitation is measured by comparing the aggregate principal amount of the short-term floating rate securities that are related to the inverse floating rate securities held by the Fund to the total assets of the Fund. The Fund’s exposure to the effects of leverage from its investments in inverse floating rate securities amounts to $86,000,000 or 1.97% of its total assets as of December 31, 2013.

Securities on a When-Issued or Delayed Delivery Basis. The Fund may purchase securities on a “when-issued” basis, and may purchase or sell securities on a “delayed delivery” basis. “When-issued” or “delayed delivery” refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery. Delivery and payment for securities that have been purchased by the Fund on a when-issued basis normally takes place within six months and possibly as long as two years or more after the trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The purchase of securities on a when-issued basis may increase the volatility of the Fund’s net asset value to the extent the Fund executes such transactions while remaining substantially fully invested. When the Fund engages in when-issued or delayed delivery transactions, it relies on the buyer or seller, as the case may be, to complete the transaction. Their failure to do so may cause the Fund to lose the opportunity to obtain or dispose of the security at a price and yield it considers advantageous. The Fund may also sell securities that it purchased on a when-issued basis or forward commitment prior to settlement of the original purchase.

As of December 31, 2013, the Fund had sold securities issued on a delayed delivery basis as follows:

When-Issued or Delayed Delivery Basis Transactions
Sold securities	$500,000

Credit Risk. The Fund invests in high-yield, non-investment-grade bonds, which may be subject to a greater degree of credit risk. Credit risk relates to the ability of the issuer to meet interest or principal payments or both as they become due. The Fund may acquire securities

63    OPPENHEIMER ROCHESTER LIMITED TERM NEW YORK MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Continued

1. Significant Accounting Policies (Continued)

that have missed an interest payment, and is not obligated to dispose of securities whose issuers or underlying obligors subsequently miss an interest payment. Information concerning securities not accruing interest as of December 31, 2013 is as follows:

Cost	$3,198,334
Market Value	$2,013,593
Market value as % of Net Assets	0.05%

Concentration Risk. There are certain risks arising from geographic concentration in any state, commonwealth or territory. Certain economic, regulatory or political developments occurring in the state, commonwealth or territory may impair the ability of certain issuers of municipal securities to pay principal and interest on their obligations.

Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remain open for the three preceding fiscal reporting period ends.

The tax components of capital shown in the following table represent distribution requirements the Fund must satisfy under the income tax regulations, losses the Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation of securities and other investments for federal income tax purposes.

Undistributed Net Investment Income	Undistributed Long-Term Gain	Accumulated Loss Carryforward[1,2,3]	Net Unrealized Depreciation Based on cost of Securities and Other Investments for Federal Income Tax Purposes
$9,146,017	$—	$103,786,196	$341,552,142

1. As of December 31, 2013, the Fund had $103,786,196 of net capital loss carryforwards available to offset future realized capital gains, if any, and thereby reduce future taxable gain distributions. Details of the capital loss carryforwards are included in the table below. Capital loss carryovers with no expiration, if any, must be utilized prior to those with expiration dates.

64    OPPENHEIMER ROCHESTER LIMITED TERM NEW YORK MUNICIPAL FUND

1. Significant Accounting Policies (Continued)

Expiring
2016	$53,401,694
2017	16,519,543
2018	813,470
No expiration	33,051,489

Total	$103,786,196

2. During the fiscal year ended December 31, 2013, the Fund did not utilize any capital loss carryforward.

3. During the fiscal year ended December 31, 2012, the Fund did not utilize any capital loss carryforward.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.

Accordingly, the following amounts have been reclassified for December 31, 2013. Net assets of the Fund were unaffected by the reclassifications.

Reduction to Paid-in Capital	Reduction to Accumulated Net Investment Loss	Increase to Accumulated Net Realized Loss on Investments
$23,869	$447,713	$423,844

The tax character of distributions paid during the years ended December 31, 2013 and December 31, 2012 was as follows:

	Year Ended December 31, 2013	Year Ended December 31, 2012
Distributions paid from:
Exempt-interest dividends	$169,476,979	$190,221,761
Ordinary income	825,672	370,180

Total	$170,302,651	$190,591,941

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of December 31, 2013 are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$4,537,598,152 [1]

Gross unrealized appreciation	$56,438,724
Gross unrealized depreciation	(397,990,866)

Net unrealized depreciation	$(341,552,142)

65    OPPENHEIMER ROCHESTER LIMITED TERM NEW YORK MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Continued

1. Significant Accounting Policies (Continued)

1. The Federal tax cost of securities does not include cost of $87,276,138, which has otherwise been recognized for financial reporting purposes, related to bonds placed into trusts in conjunction with certain investment transactions. See the Inverse Floating Rate Securities note above.

Trustees’ Compensation. The Fund has adopted an unfunded retirement plan (the “Plan”) for the Fund’s independent trustees. Benefits are based on years of service and fees paid to each trustee during their period of service. The Plan was frozen with respect to adding new participants effective December 31, 2006 (the “Freeze Date”) and existing Plan Participants as of the Freeze Date will continue to receive accrued benefits under the Plan. Active independent trustees as of the Freeze Date have each elected a distribution method with respect to their benefits under the Plan. During the year ended December 31, 2013, the Fund’s projected benefit obligations, payments to retired trustees and accumulated liability were as follows:

Projected Benefit Obligations Increased	$40,049
Payments Made to Retired Trustees	68,463
Accumulated Liability as of December 31, 2013	533,546

The Board of Trustees has adopted a compensation deferral plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of trustees’ fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles, are recorded on the ex-dividend date. Income distributions, if any, are declared daily and paid monthly. Capital gain distributions, if any, are declared and paid annually.

Investment Income. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.

Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio

66    OPPENHEIMER ROCHESTER LIMITED TERM NEW YORK MUNICIPAL FUND

1. Significant Accounting Policies (Continued)

securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdraft at a rate equal to the 1 Month LIBOR Rate plus 2.00%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

Indemnifications. The Fund’s organizational documents provide current and former trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Other. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

2. Securities Valuation

The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuation Methods and Inputs

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Securities traded on a registered U.S. securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the last sale price of

67    OPPENHEIMER ROCHESTER LIMITED TERM NEW YORK MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Continued

2. Securities Valuation (Continued)

the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day’s closing “bid” and “asked” prices, and if not, at the current day’s closing bid price. A security of a foreign issuer traded on a foreign exchange, but not listed on a registered U.S. securities exchange, is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the third party pricing service used by the Manager, prior to the time when the Fund’s assets are valued. If the last sale price is unavailable, the security is valued at the most recent official closing price on the principal exchange on which it is traded. If the last sales price or official closing price for a foreign security is not available, the security is valued at the mean between the bid and asked price per the exchange or, if not available from the exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority); (1) using a bid from the exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, event-linked bonds, loans, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices.

Short-term money market type debt securities with a remaining maturity of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. Short-term debt securities with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers.

A description of the standard inputs that may generally be considered by the third party pricing vendors in determining their evaluated prices is provided below.

Security Type	Standard inputs generally considered by third-party pricing vendors
Corporate debt, government debt, municipal, mortgage-backed and asset-backed securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, and other appropriate factors.
Loans	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.
Event-linked bonds	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event

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2. Securities Valuation (Continued)

has occurred that would materially affect the value of the security the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Those fair valuation standardized methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

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NOTES TO FINANCIAL STATEMENTS Continued

2. Securities Valuation (Continued)

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The table below categorizes amounts that are included in the Fund’s Statement of Assets and Liabilities as of December 31, 2013 based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value
Assets Table
Investments, at Value:
Municipal Bonds and Notes
New York	$—	$3,124,393,210	$419,373	$3,124,812,583
U.S. Possessions	—	1,151,132,641	—	1,151,132,641
Common Stock	—	—	7,376,924	7,376,924

Total Assets	$—	$4,275,525,851	$7,796,297	$4,283,322,148

Currency contracts and forwards, if any, are reported at their unrealized appreciation/ depreciation at measurement date, which represents the change in the contract’s value from trade date. Futures, if any, are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

The table below shows the transfers between Level 2 and Level 3. The Fund’s policy is to recognize transfers in and transfers out as of the beginning of the reporting period.

	Transfers out of Level 2*	Transfers into Level 3*
Assets Table
Investments, at Value:
Municipal Bonds and Notes	$(753,915)	$753,915
Common Stock	(6,838,400)	6,838,400

Total Assets	$(7,592,315)	$7,592,315

* Transferred from Level 2 to Level 3 because of the lack of observable market data.

3. Shares of Beneficial Interest

The Fund has authorized an unlimited number of no par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

	Year Ended December 31, 2013		Year Ended December 31, 2012
	Shares	Amount	Shares	Amount
Class A
Sold	244,028,687	$798,125,473	303,828,577	$1,028,124,155
Dividends and/or distributions reinvested	33,385,222	108,523,596	35,963,356	121,714,068
Redeemed	(492,236,529)	(1,574,301,661)	(197,485,038)	(667,891,575)

Net increase (decrease)	(214,822,620)	$(667,652,592)	142,306,895	$481,946,648

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3. Shares of Beneficial Interest (Continued)

	Year Ended December 31, 2013		Year Ended December 31, 2012
	Shares	Amount	Shares	Amount
Class B
Sold	682,997	$2,236,742	1,096,032	$3,688,765
Dividends and/or distributions reinvested	172,565	561,548	259,295	876,741
Redeemed	(2,936,352)	(9,543,355)	(3,401,402)	(11,490,030)

Net decrease	(2,080,790)	$(6,745,065)	(2,046,075)	$(6,924,524)

Class C
Sold	68,039,927	$222,477,746	102,298,474	$344,691,123
Dividends and/or distributions reinvested	10,713,990	34,695,767	11,742,486	39,589,074
Redeemed	(160,263,488)	(509,374,433)	(51,096,041)	(172,258,062)

Net increase (decrease)	(81,509,571)	$(252,200,920)	62,944,919	$212,022,135

Class Y
Sold	38,362,268	$125,005,386	55,939,804	$189,009,572
Dividends and/or distributions reinvested	2,097,810	6,805,270	1,594,368	5,403,576
Redeemed	(46,045,806)	(147,240,996)	(12,675,687)	(42,946,253)

Net increase (decrease)	(5,585,728)	$(15,430,340)	44,858,485	$151,466,895

4. Purchases and Sales of Securities

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations for the year ended December 31, 2013 were as follows:

	Purchases	Sales
Investment securities	$411,785,613	$1,369,619,596

5. Fees and Other Transactions with Affiliates

Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Fee Schedule Through October 31, 2013		Fee Schedule Effective November 1, 2013
Up to $100 million	0.50%	Up to $100 million	0.50%
Next $150 million	0.45	Next $150 million	0.45
Next $1.75 billion	0.40	Next $1.75 billion	0.40
Next $3 billion	0.39	Next $3 billion	0.39
Over $5 billion	0.38	Next $5 billion	0.38
		Over $10 billion	0.37

Accounting Service Fees. Accounting service fees paid to the Manager were in accordance with the accounting services agreement with the Fund which provides for an annual fee of

71    OPPENHEIMER ROCHESTER LIMITED TERM NEW YORK MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Continued

5. Fees and Other Transactions with Affiliates (Continued)

$12,000 for the first $30 million of average daily net assets and $9,000 for each additional $30 million of average daily net assets. The fee arrangement associated with these services was terminated effective April 1, 2013.

Sub-Adviser Fees. The Manager has retained the Sub-Adviser to provide the day-to-day portfolio management of the Fund. Under the Sub-Advisory Agreement, the Manager pays the Sub-Adviser an annual fee in monthly installments, equal to a percentage of the investment management fee collected by the Manager from the Fund, which shall be calculated after any investment management fee waivers. The fee paid to the Sub-Adviser is paid by the Manager, not by the Fund.

Transfer Agent Fees. OFI Global (the “Transfer Agent”) serves as the transfer and shareholder servicing agent for the Fund. Fees incurred by the Fund with respect to these services are detailed in the Statement of Operations.

Sub-Transfer Agent Fees. The Transfer Agent has retained Shareholder Services, Inc., a wholly-owned subsidiary of OFI (the “Sub-Transfer Agent”), to provide the day-to-day transfer agent and shareholder servicing of the Fund. Under the Sub-Transfer Agency Agreement, the Transfer Agent pays the Sub-Transfer Agent an annual fee in monthly installments, equal to a percentage of the transfer agent fee collected by the Transfer Agent from the Fund, which shall be calculated after any applicable fee waivers. The fee paid to the Sub-Transfer Agent is paid by the Transfer Agent, not by the Fund.

Distribution and Service Plan (12b-1) Fees. Under its General Distributor’s Agreement with the Fund, OppenheimerFunds Distributor, Inc. (the “Distributor”) acts as the Fund’s principal underwriter in the continuous public offering of the Fund’s classes of shares.

Service Plan for Class A Shares. The Fund has adopted a Service Plan (the “Plan”) for Class A shares under Rule 12b-1 of the Investment Company Act of 1940. Under the Plan, the Fund reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made periodically at an annual rate of up to 0.25% of the daily net assets of Class A shares of the Fund. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions periodically for providing personal service and maintenance of accounts of their customers that hold Class A shares. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent periods. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.

Distribution and Service Plans for Class B and Class C Shares. The Fund has adopted Distribution and Service Plans (the “Plans”) for Class B and Class C shares under Rule 12b-1 of the Investment Company Act of 1940 to compensate the Distributor for its services in connection with the distribution of those shares and servicing accounts. Under the Plans, the

72    OPPENHEIMER ROCHESTER LIMITED TERM NEW YORK MUNICIPAL FUND

5. Fees and Other Transactions with Affiliates (Continued)

Fund pays the Distributor an annual asset-based sales charge of 0.75% on Class B and Class C shares daily net assets. The Distributor also receives a service fee of 0.25% per year under each plan. If either the Class B or Class C plan is terminated by the Fund or by the shareholders of a class, the Board of Trustees and its independent trustees must determine whether the Distributor shall be entitled to payment from the Fund of all or a portion of the service fee and/or asset-based sales charge in respect to shares sold prior to the effective date of such termination. Fees incurred by the Fund under the Plans are detailed in the Statement of Operations. The Distributor determines its uncompensated expenses under the Plans at calendar quarter ends. The Distributor’s aggregate uncompensated expenses under the Plans at December 31, 2013 were as follows:

Class C	$44,386,172

Sales Charges. Front-end sales charges and contingent deferred sales charges (“CDSC”) do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares is shown in the following table for the period indicated.

Year Ended	Class A Front-End Sales Charges Retained by Distributor	Class A Contingent Deferred Sales Charges Retained by Distributor	Class B Contingent Deferred Sales Charges Retained by Distributor	Class C Contingent Deferred Sales Charges Retained by Distributor
December 31, 2013	$231,399	$1,074,818	$41,027	$246,503

Waivers and Reimbursements of Expenses. The Transfer Agent has voluntarily agreed to limit transfer and shareholder servicing agent fees for Classes B, C, and Y shares to 0.35% of average annual net assets per class and for Class A shares to 0.30% of average annual net assets of the class.

Some of these undertakings may be modified or terminated at any time; some may not be modified or terminated until after one year from the date of the current prospectus, as indicated therein.

6. Borrowings

The Fund can borrow money from banks in amounts up to one third of its total assets (including the amount borrowed) less all liabilities and indebtedness other than borrowings (meaning that the value of those assets must be at least 300% of the amount borrowed). The Fund can use those borrowings for investment-related purposes such as purchasing portfolio securities. The Fund also may borrow to meet redemption obligations or for temporary and emergency purposes. When the Fund invests borrowed money in portfolio securities, it is using a speculative investment technique known as leverage and changes in the value of the Fund’s investments will have a larger effect on its share price than if it did not borrow because of the effect of leverage.

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NOTES TO FINANCIAL STATEMENTS Continued

6. Borrowings (Continued)

The Fund can also use the borrowings for other investment-related purposes, including in connection with the Fund’s inverse floater investments as discussed in Note 1. The Fund may use the borrowings to reduce the leverage amount of, or unwind or “collapse” trusts that issued “inverse floaters” owned by the Fund, or in circumstances in which the Fund has entered into a shortfall and forbearance agreement with the sponsor of the inverse floater trust to meet the Fund’s obligation to reimburse the sponsor of the inverse floater for the difference between the liquidation value of the underlying bond and the amount due to holders of the short-term floating rate notes issued by the Trust. See the discussion in Note 1 (Inverse Floating Rate Securities) for additional information.

The Fund will pay interest and may pay other fees in connection with loans. If the Fund does borrow, it will be subject to greater expenses than funds that do not borrow. The interest on borrowed money and the other fees incurred in conjunction with loans are an expense that might reduce the Fund’s yield and return. Expenses incurred by the Fund with respect to interest on borrowings and commitment fees are disclosed separately or as other expenses on the Statement of Operations.

The Fund entered into a Revolving Credit and Security Agreement (the “Agreement”) with conduit lenders and Citibank N.A. which enables it to participate with certain other Oppenheimer funds in a committed, secured borrowing facility that permits borrowings of up to $2.0 billion, collectively, by the Oppenheimer Rochester Funds. To secure the loan, the Fund pledges investment securities in accordance with the terms of the Agreement. Securities held in collateralized accounts to cover these borrowings are noted in the Statement of Investments. Interest is charged to the Fund, based on its borrowings, at current commercial paper issuance rates (0.1495% as of December 31, 2013). The Fund pays additional fees annually to its lender on its outstanding borrowings to manage and administer the facility and is allocated its pro-rata share of an annual structuring fee and ongoing commitment fees both of which are based on the total facility size. Total fees and interest that are included in expenses on the Fund’s Statement of Operations related to its participation in the borrowing facility during the year ended December 31, 2013 equal 0.03% of the Fund’s average net assets on an annualized basis. The Fund has the right to prepay such loans and terminate its participation in the conduit loan facility at any time upon prior notice.

As of December 31, 2013, the Fund had borrowings outstanding at an interest rate of 0.1495%. Details of the borrowings for the year ended December 31, 2013 are as follows:

Average Daily Loan Balance	$38,589,315
Average Daily Interest Rate	0.172%
Fees Paid	$1,585,525
Interest Paid	$63,518

7. Reverse Repurchase Agreements

The Fund may engage in reverse repurchase agreements. A reverse repurchase agreement is the sale of one or more securities to a counterparty at an agreed-upon purchase price with the simultaneous agreement to repurchase those securities on a future date at a higher repurchase price. The repurchase price represents the repayment of the purchase price and interest accrued thereon over the term of the repurchase agreement. The cash received by the

74    OPPENHEIMER ROCHESTER LIMITED TERM NEW YORK MUNICIPAL FUND

7. Reverse Repurchase Agreements (Continued)

Fund in connection with a reverse repurchase agreement may be used for investment-related purposes such as purchasing portfolio securities or for other purposes such as those described in the preceding “Borrowings” note.

The Fund entered into a Committed Repurchase Transaction Facility (the “Facility”) with J.P. Morgan Securities LLC (the “counterparty’) which enables it to participate with certain other Oppenheimer funds in a committed reverse repurchase agreement facility that permits aggregate outstanding reverse repurchase agreements of up to $750 million, collectively. Interest is charged to the Fund on the purchase price of outstanding reverse repurchase agreements at current LIBOR rates plus an applicable spread. The Fund is also allocated its pro-rata share of an annual structuring fee based on the total Facility size and ongoing commitment fees based on the total unused amount of the Facility. The Fund retains the economic exposure to fluctuations in the value of securities subject to reverse repurchase agreements under the Facility and therefore these transactions are considered secured borrowings for financial reporting purposes. The Fund also continues to receive the economic benefit of interest payments received on securities subject to reverse repurchase agreements, in the form of a direct payment from the counterparty. These payments are included in interest income on the Statement of Operations. Total fees and interest related to the Fund’s participation in the Facility during the year ended December 31, 2013 are included in expenses on the Fund’s Statement of Operations and equal 0.01% of the Fund’s average net assets on an annualized basis.

The securities subject to reverse repurchase agreements under the Facility are valued on a daily basis. To the extent this value, after adjusting for certain margin requirements of the Facility, exceeds the cash proceeds received, the Fund may request the counterparty to return securities equal in margin value to this excess. To the extent that the cash proceeds received exceed the margin value of the securities subject to the transaction, the counterparty may request additional securities from the Fund. The Fund has the right to declare the first or fifteenth day of any calendar month as the repurchase date for any outstanding reverse repurchase agreement upon delivery of advanced notification and may also recall any security subject to such a transaction by substituting eligible securities of equal or greater margin value according to the Facility’s terms.

The Fund executed no transactions under the Facility during the year ended December 31, 2013.

Details of reverse repurchase agreement transactions for the year ended December 31, 2013 are as follows:

Fees Paid	$389,291

8. Pending Litigation

Since 2009, seven class action lawsuits have been pending in the U.S. District Court for the District of Colorado against OppenheimerFunds, Inc. (“OFI”), OppenheimerFunds Distributor, Inc., the Fund’s principal underwriter and distributor (the “Distributor”), and certain funds (but not including the Fund) advised by OFI Global Asset Management, Inc. and distributed by

75    OPPENHEIMER ROCHESTER LIMITED TERM NEW YORK MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Continued

8. Pending Litigation (Continued)

the Distributor (the “Defendant Funds”). The lawsuits also name as defendants certain officers and current and former trustees of the respective Defendant Funds. The lawsuits raise claims under federal securities law and allege, among other things, that the disclosure documents of the respective Defendant Funds contained misrepresentations and omissions and that the respective Defendant Funds’ investment policies were not followed. The plaintiffs in these actions seek unspecified damages, equitable relief and awards of attorneys’ fees and litigation expenses. The Defendant Funds’ Boards of Trustees have also engaged counsel to represent the Funds and the present and former Independent Trustees named in those suits. On August 26, 2013, the parties in six of these lawsuits executed a memorandum of understanding setting forth the terms of proposed settlements of those actions. The proposed settlements are subject to a variety of contingencies, including the execution of settlement agreements, which will require preliminary and final approval by the court. The proposed settlements do not resolve a seventh outstanding lawsuit relating to Oppenheimer California Municipal Fund.

Other class action and individual lawsuits have been filed since 2008 in various state and federal courts against OFI and certain of its affiliates by investors seeking to recover investments they allegedly lost as a result of the “Ponzi” scheme run by Bernard L. Madoff and his firm, Bernard L. Madoff Investment Securities, LLC (“BLMIS”). Plaintiffs in these suits allege that they suffered losses as a result of their investments in several funds managed by an affiliate of OFI and assert a variety of claims, including breach of fiduciary duty, fraud, negligent misrepresentation, unjust enrichment, and violation of federal and state securities laws and regulations, among others. They seek unspecified damages, equitable relief and awards of attorneys’ fees and litigation expenses. Neither the Distributor, nor any of the Oppenheimer mutual funds, their independent trustees or directors are named as defendants in these lawsuits. None of the Oppenheimer mutual funds invested in any funds or accounts managed by Madoff or BLMIS. On February 28, 2011, a stipulation of partial settlement of three groups of consolidated putative class action lawsuits relating to these matters was filed in the U.S. District Court for the Southern District of New York. On August 19, 2011, the court entered an order and final judgment approving the settlement as fair, reasonable and adequate. In September 2011, certain parties filed notices of appeal from the court’s order approving the settlement. The settlement does not resolve other outstanding lawsuits against OFI and its affiliates relating to BLMIS.

On April 16, 2010, a lawsuit was filed in New York state court against (i) OFI, (ii) an affiliate of OFI and (iii) AAArdvark IV Funding Limited (“AAArdvark IV”), an entity advised by OFI’s affiliate, in connection with investments made by the plaintiffs in AAArdvark IV. Plaintiffs allege breach of contract and common law fraud claims against the defendants and seek compensatory damages, costs and disbursements, including attorney fees. On April 11, 2013, the court granted defendants’ motion for summary judgment, dismissing plaintiffs’ fraud claim with prejudice and dismissing their contract claim without prejudice, and granted plaintiffs leave to replead their contract claim to assert a cause of action for specific performance within 30 days. On May 9, 2013, plaintiffs filed a notice of appeal from the court’s dismissal order. On January 7, 2014, the appellate court affirmed the trial court’s

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8. Pending Litigation (Continued)

dismissal order. On July 15, 2011, a lawsuit was filed in New York state court against OFI, an affiliate of OFI and AAArdvark Funding Limited (“AAArdvark I”), an entity advised by OFI’s affiliate, in connection with investments made by the plaintiffs in AAArdvark I. The complaint alleges breach of contract and common law fraud claims against the defendants and seeks compensatory damages, costs and disbursements, including attorney fees. On November 9, 2011, a lawsuit was filed in New York state court against OFI, an affiliate of OFI and AAArdvark XS Funding Limited (“AAArdvark XS”), an entity advised by OFI’s affiliate, in connection with investments made by the plaintiffs in AAArdvark XS. The complaint alleged breach of contract against the defendants and sought compensatory damages, costs and disbursements, including attorney fees. On November 8, 2013, the parties filed a stipulation of discontinuance dismissing the lawsuit with prejudice.

OFI believes the lawsuits and appeals described above are without legal merit and, with the exception of actions it has settled, is defending against them vigorously. While it is premature to render any opinion as to the outcome in these lawsuits, or whether any costs that the Defendant Funds may bear in defending the suits might not be reimbursed by insurance, OFI believes that these suits should not impair the ability of OFI or the Distributor to perform their respective duties to the Fund, and that the outcome of all of the suits together should not have any material effect on the operations of any of the Oppenheimer mutual funds.

77    OPPENHEIMER ROCHESTER LIMITED TERM NEW YORK MUNICIPAL FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders of Rochester Portfolio Series:

We have audited the accompanying statement of assets and liabilities of Oppenheimer Rochester Limited Term New York Municipal Fund, formerly Limited Term New York Municipal Fund (a separate series of Rochester Portfolio Series), including the statement of investments, as of December 31, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2013, by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer Rochester Limited Term New York Municipal Fund as of December 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

KPMG LLP

Denver, Colorado

February 28, 2014

78    OPPENHEIMER ROCHESTER LIMITED TERM NEW YORK MUNICIPAL FUND

FEDERAL INCOME TAX INFORMATION Unaudited

In early 2014, if applicable, shareholders of record received information regarding all dividends and distributions paid to them by the Fund during calendar year 2013.

None of the dividends paid by the Fund during the fiscal year ended December 31, 2013 are eligible for the corporate dividend-received deduction. 99.52% of the dividends were derived from interest on municipal bonds and are not subject to federal income taxes; 100% of the dividends are not subject to New York State and New York City income taxes. For the state income tax reporting purposes of non-New York State shareholders, the distribution breaks down as follows: New York State (68.3%), Puerto Rico (30.1%), Guam (0.8%), Virgin Islands (0.8%).

During 2013, 15.0327% of this tax-exempt income was derived from “private activity bonds”. These are municipal bonds used to finance privately operated facilities. The interest on these bonds is not taxable for most investors. For the few investors subject to the Alternative Minimum Tax, the interest from these bonds is considered a preference item.

The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.

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BOARD APPROVAL OF THE FUND’S INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS Unaudited

The Fund has entered into an investment advisory agreement with OFI Global Asset Management, Inc. (“OFI Global” or the “Adviser”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”) (“OFI Global” and “OFI” together the “Managers”) and OFI Global has entered into a sub-advisory agreement with OFI whereby OFI provides investment sub-advisory services to the Fund (collectively, the “Agreements”). Each year, the Board of Trustees (the “Board”), including a majority of the independent Trustees, is required to determine whether to renew the Agreements. The Investment Company Act of 1940, as amended, requires that the Board request and evaluate, and that the Managers provide, such information as may be reasonably necessary to evaluate the terms of the Agreements. The Board employs an independent consultant to prepare a report that provides information, including comparative information that the Board requests for that purpose. In addition to in-person meetings focused on this evaluation, the Board receives information throughout the year regarding Fund services, fees, expenses and performance.

The Adviser, Sub-Adviser and the independent consultant provided information to the Board on the following factors: (i) the nature, quality and extent of the Managers’ services, (ii) the investment performance of the Fund and the Managers, (iii) the fees and expenses of the Fund, including comparative expense information, (iv) the profitability of the Managers and their affiliates, including an analysis of the cost of providing services, (v) whether economies of scale are realized as the Fund grows and whether fee levels reflect these economies of scale for Fund investors and (vi) other benefits to the Managers from their relationship with the Fund. The Board was aware that there are alternatives to retaining the Managers.

Outlined below is a summary of the principal information considered by the Board as well as the Board’s conclusions.

Nature, Quality and Extent of Services. The Board considered information about the nature, quality and extent of the services provided to the Fund and information regarding the Managers’ key personnel who provide such services. The Sub-Adviser’s duties include providing the Fund with the services of the portfolio managers and the Sub-Adviser’s investment team, who provide research, analysis and other advisory services in regard to the Fund’s investments; securities trading services; oversight of third-party service providers; monitoring compliance with applicable Fund policies and procedures and adherence to the Fund’s investment restrictions; and risk management. The Managers are responsible for providing certain administrative services to the Fund as well. Those services include providing and supervising all administrative and clerical personnel who are necessary in order to provide effective corporate administration for the Fund; compiling and maintaining records with respect to the Fund’s operations; preparing and filing reports required by the Securities and Exchange Commission; preparing periodic reports regarding the operations of the Fund for its shareholders; preparing proxy materials for shareholder meetings; and preparing the registration statements required by Federal and state securities laws for the sale of the Fund’s shares. The Managers also provide the Fund with office space, facilities and equipment.

The Board also considered the quality of the services provided and the quality of the Managers’ resources that are available to the Fund. The Board took account of the fact that the Sub-Adviser has had over fifty years of experience as an investment adviser and that its assets under management rank it among the top mutual fund managers in the United States. The Board evaluated the Sub-Adviser’s advisory, administrative, accounting, legal, compliance services and risk management, and information the Board has received regarding the

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experience and professional qualifications of the Managers’ key personnel and the size and functions of its staff. In its evaluation of the quality of the portfolio management services provided, the Board considered the experience of Daniel Loughran, Scott Cottier, Troy Willis, Mark DeMitry, Michael Camarella, Charles Pulire, and Elizabeth Mossow, the portfolio managers for the Fund, and the Sub-Adviser’s investment team and analysts. The Board members also considered the totality of their experiences with the Managers as directors or trustees of the Fund and other funds advised by the Managers. The Board considered information regarding the quality of services provided by affiliates of the Managers, which its members have become knowledgeable about in connection with the renewal of the Fund’s service agreements. The Board concluded, in light of the Managers’ experience, reputation, personnel, operations and resources that the Fund benefits from the services provided under the Agreement.

Investment Performance of the Fund, the Adviser and the Sub-Adviser. Throughout the year, the Adviser and the Sub-Adviser provided information on the investment performance of the Fund, the Adviser and the Sub-Adviser, including comparative performance information. The Board also reviewed information, prepared by the Adviser, the Sub-Adviser and the independent consultant, comparing the Fund’s historical performance to its benchmark and to the performance of other retail muni single state short funds. The Board noted that the Fund’s one-year, three-year, five-year and ten-year performance was better than its category median.

Costs of Services by the Adviser. The Board reviewed the fees paid to the Adviser and the other expenses borne by the Fund. The Board also considered the comparability of the fees charged and the services provided to the Fund to the fees and services for other clients or accounts advised by the Adviser. The independent consultant provided comparative data in regard to the fees and expenses of the Fund and other retail front-end load muni single state short funds with comparable asset levels and distribution features. The Fund’s contractual management fees and total expenses were lower than its peer group median and its category median.

Economies of Scale and Profits Realized by the Adviser and Sub-Adviser. The Board considered information regarding the Managers’ costs in serving as the Fund’s investment adviser and sub-adviser, including the costs associated with the personnel and systems necessary to manage the Fund, and information regarding the Managers’ profitability from their relationship with the Fund. The Board reviewed whether the Managers may realize economies of scale in managing and supporting the Fund. The Board noted that the Fund currently has management fee breakpoints, which are intended to share with Fund shareholders economies of scale that may exist as the Fund’s assets grow. Based on the Board’s evaluation, the Managers agreed to a revised breakpoint schedule as negotiated by the Board that, effective November 1, 2013, includes an additional breakpoint at 0.37% for assets in excess of $10 billion.

Other Benefits to the Managers. In addition to considering the profits realized by the Managers, the Board considered information that was provided regarding the direct and indirect benefits the Managers receive as a result of their relationship with the Fund, including compensation paid to the Managers’ affiliates. The Board also considered that the Managers

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must be able to pay and retain experienced professional personnel at competitive rates to provide quality services to the Fund.

Conclusions. These factors were also considered by the independent Trustees meeting separately from the full Board, assisted by experienced counsel to the Fund and to the independent Trustees. Fund counsel and the independent Trustees’ counsel are independent of the Managers within the meaning and intent of the Securities and Exchange Commission Rules.

Based on its review of the information it received and its evaluations described above, the Board, including a majority of the independent Trustees, decided to continue the Agreements through September 30, 2014. In arriving at its decision, the Board did not identify any factor or factors as being more important than others, but considered all of the above information, and considered the terms and conditions of the Agreements, including the management fees, in light of all the surrounding circumstances.

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SPECIAL SHAREHOLDER MEETINGS Unaudited

On October 25, 2013, following an adjournment from a second shareholder meeting of Oppenheimer Rochester Limited Term New York Municipal Fund (the “Fund”), a series of Rochester Fund Municipals (the “Trust”) held on June 21, 2013, as adjourned to August 2, 2013, August 12, 2013, and September 27, a meeting of the Fund was held at which the sub-proposals below (Proposal No. 2 (including all of its sub-proposals)) and an Agreement and Plan of Reorganization to reorganize the Fund into a Delaware statutory trust (Proposal No. 3) were approved as described in the Fund’s Proxy Statement. The following is a report of the votes cast:

2a: Proposal to revise the fundamental policy relating to borrowing

For	Against	Abstain
594,089,263	43,461,139	202,176,868

2b-1: Proposal to revise the fundamental policy relating to concentration of investments

For	Against	Abstain
596,971,671	42,318,680	200,436,924

2c-1: Proposal to remove the fundamental policy relating to diversification of investments

For	Against	Abstain
591,894,559	46,614,377	201,218,338

2d: Proposal to revise the fundamental policy relating to lending

For	Against	Abstain
595,139,080	43,052,611	201,535,587

2e: Proposal to remove the additional fundamental policy relating to estate and commodities

For	Against	Abstain
594,016,933	43,101,732	202,608,610

2f: Proposal to revise the fundamental policy relating to senior securities

For	Against	Abstain
593,831,842	43,562,936	202,332,498

2g: Proposal to remove the additional fundamental policy relating to underwriting

For	Against	Abstain
593,910,429	42,718,295	203,098,548

2h: Proposal to revise the fundamental policy relating to tax-free securities

For	Against	Abstain
587,277,646	48,841,483	203,608,149

Proposal 3: To approve an Agreement and Plan of Reorganization that provides for the reorganization of a Fund from a Maryland corporation or Massachusetts business trust, as applicable, into a Delaware statutory trust.

For	Against	Abstain
605,377,666	32,998,812	201,350,797

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PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES; UPDATES TO STATEMENTS OF INVESTMENTS Unaudited

The Fund has adopted Portfolio Proxy Voting Policies and Procedures under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), (ii) on the Fund’s website at oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Householding—Delivery of Shareholder Documents

This is to inform you about OppenheimerFunds’ “householding” policy. If more than one member of your household maintains an account in a particular fund, OppenheimerFunds will mail only one copy of the fund’s prospectus (or, if available, the fund’s summary prospectus), annual and semiannual report and privacy policy. The consolidation of these mailings, called householding, benefits your fund through reduced mailing expense, and benefits you by reducing the volume of mail you receive from OppenheimerFunds. Householding does not affect the delivery of your account statements.

Please note that we will continue to household these mailings for as long as you remain an OppenheimerFunds shareholder, unless you request otherwise. If you prefer to receive multiple copies of these materials, please call us at 1.800.CALL-OPP (225-5677). You may also notify us in writing or via email. We will begin sending you individual copies of the prospectus (or, if available, the summary prospectus), reports and privacy policy within 30 days of receiving your request to stop householding.

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TRUSTEES AND OFFICERS Unaudited

Name, Position(s) Held with the Fund, Length of Service, Year of Birth	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships Held; Number of Portfolios in the Fund Complex Currently Overseen

INDEPENDENT TRUSTEES	The address of each Trustee in the chart below is 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Trustee serves for an indefinite term, or until his or her resignation, retirement, death or removal.

Brian F. Wruble, Chairman of the Board of Trustees (since 2007), Trustee (since 2001) Year of Birth: 1943	Director of Community Foundation of the Florida Keys (non-profit) (since July 2012); Chairman Emeritus and Non-Voting Trustee of The Jackson Laboratory (non-profit) (since August 2011); Director of Special Value Opportunities Fund, LLC (registered investment company) (affiliate of the Sub-Adviser’s parent company) (since September 2004); Member of Zurich Insurance Advisory Council (insurance) (since 2004); Treasurer (since 2007) and Trustee of the Institute for Advanced Study (non-profit educational institute) (since May 1992); Chairman (August 2007-August 2011) and Trustee (since August 1991) of the Board of Trustees of The Jackson Laboratory (non-profit); General Partner of Odyssey Partners, L.P. (hedge fund) (September 1995-December 2007); Special Limited Partner of Odyssey Investment Partners, LLC (private equity investment) (January 1999-September 2004). Oversees 51 portfolios in the OppenheimerFunds complex. Mr. Wruble has served on the Boards of certain Oppenheimer funds since April 2001, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

David K. Downes, Trustee (since 2005) Year of Birth: 1940	Director of THL Credit Inc. (since June 2009); Trustee of Employee Trusts (since January 2006); Chief Executive Officer and Board Member of Community Capital Management (investment management company) (since January 2004); President of The Community Reinvestment Act Qualified Investment Fund (investment management company) (since 2004); Director of Internet Capital Group (information technology company) (since October 2003); formerly, Independent Chairman GSK Employee Benefit Trust (April 2006- June 2013); Director of Correctnet (January 2006-2007); Independent Chairman of the Board of Trustees of Quaker Investment Trust (registered investment company) (2004-2007); Chief Operating Officer and Chief Financial Officer of Lincoln National Investment Companies, Inc. (subsidiary of Lincoln National Corporation, a publicly traded company) and Delaware Investments U.S., Inc. (investment management subsidiary of Lincoln National Corporation) (1993-2003); President, Chief Executive Officer and Trustee of Delaware Investment Family of Funds (1993-2003); President and Board Member of Lincoln National Convertible Securities Funds, Inc. and the Lincoln National Income Funds, TDC (1993-2003); Chairman and Chief Executive Officer of Retirement Financial Services, Inc. (registered transfer agent and investment adviser and subsidiary of Delaware Investments U.S., Inc.) (1993-2003); President and Chief Executive Officer of Delaware Service Company, Inc. (1995-2003); Chief Administrative Officer, Chief Financial Officer, Vice Chairman and Director of Equitable Capital Management Corporation (investment subsidiary of Equitable Life Assurance Society) (1985-1992); Corporate Controller of Merrill Lynch Company (financial services holding company) (1977-1985); held the following positions at the Colonial Penn Group, Inc. (insurance company): Corporate Budget Director (1974-1977), Assistant Treasurer (1972-1974) and Director of Corporate Taxes (1969-1972); held the following positions at Price Waterhouse Company (financial

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TRUSTEES AND OFFICERS Unaudited / Continued

David K. Downes, (Continued)	services firm): Tax Manager (1967-1969), Tax Senior (1965-1967) and Staff Accountant (1963-1965); United States Marine Corps (1957-1959). Oversees 51 portfolios in the OppenheimerFunds complex. Mr. Downes has served on the Boards of certain Oppenheimer funds since December 2005, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Matthew P. Fink, Trustee (since 2009) Year of Birth: 1941	Trustee of the Committee for Economic Development (policy research foundation) (2005-2011); Director of ICI Education Foundation (education foundation) (October 1991-August 2006); President of the Investment Company Institute (trade association) (October 1991-June 2004); Director of ICI Mutual Insurance Company (insurance company) (October 1991-June 2004); Author of The Rise of Mutual Funds: An Insider’s View published by Oxford University Press (second edition 2010). Oversees 51 portfolios in the OppenheimerFunds complex. Mr. Fink has served on the Boards of certain Oppenheimer funds since January 2005, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Edmund P. Giambastiani, Jr., Trustee (since 2013) Year of Birth: 1948	Advisory Board Member of the Maxwell School of Citizenship and Public Affairs of Syracuse University (since April 2012); Director of Mercury Defense Systems Inc. (information technology) (August 2011-February 2013); Trustee of the U.S. Naval Academy Foundation (since November 2010); Advisory Board Member of the Massachusetts Institute of Technology Lincoln Laboratory (federally-funded research development center) (since May 2010); Director of The Boeing Company (aerospace and defense) (since October 2009); Trustee of MITRE Corporation (federally-funded research development center) (since September 2008); Independent Director of QinetiQ Group Plc (defense technology and security) (February 2008-August 2011); Director of Monster Worldwide, Inc. (on-line career services) (since January 2008, Lead Director since June 2011); Chairman of Alenia North America, Inc. (military and defense products) (January 2008-October 2009); Director of SRA International, Inc. (information technology and services) (January 2008-July 2011); President of Giambastiani Group LLC (national security and energy consulting) (since October 2007); United States Navy, career nuclear submarine officer (June 1970-October 2007), Vice Chairman of the Joint Chiefs of Staff (2005-October 2007), NATO Supreme Allied Commander Transformation (2003-2005), Commander, U.S. Joint Forces Command (2002-2005). Since his retirement from the U.S. Navy in October 2007, Admiral Giambastiani has also served on numerous U.S. Government advisory boards, investigations and task forces for the Secretaries of Defense, State and Interior and the Central Intelligence Agency. Oversees 51 portfolios in the OppenheimerFunds complex. Admiral Giambastiani has served on the Boards of certain Oppenheimer funds since February 2013, including as an Advisory Board Member for certain Oppenheimer funds, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations. For purposes of this report, Admiral Giambastiani is identified as a Trustee.

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Phillip A. Griffiths, Trustee (since 2009) Year of Birth: 1938	Fellow of the Carnegie Corporation (since 2007); Member of the National Academy of Sciences (since 1979); Council on Foreign Relations (since 2002); Foreign Associate of Third World Academy of Sciences (since 2002); Chair of Science Initiative Group (since 1999); Member of the American Philosophical Society (since 1996); Trustee of Woodward Academy (since 1983); Director of GSI Lumonics Inc. (precision technology products company) (2001-2010); Senior Advisor of The Andrew W. Mellon Foundation (2001-2010); Distinguished Presidential Fellow for International Affairs of the National Academy of Science (2002-2010); Director of the Institute for Advanced Study (1991-2004); Director of Bankers Trust New York Corporation (1994-1999); Provost at Duke University (1983-1991). Oversees 51 portfolios in the OppenheimerFunds complex. Mr. Griffiths has served on the Boards of certain Oppenheimer funds since June 1999, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Mary F. Miller, Trustee (since 2009) Year of Birth: 1942	Trustee of International House (not-for-profit) (since June 2007); Trustee of the American Symphony Orchestra (not-for-profit) (October 1998-November 2011); and Senior Vice President and General Auditor of American Express Company (financial services company) (July 1998-February 2003). Oversees 51 portfolios in the OppenheimerFunds complex. Ms. Miller has served on the Boards of certain Oppenheimer funds since August 2004, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Joel W. Motley, Trustee (since 2009) Year of Birth: 1952	Member of the Vestry of Trinity Wall Street (since April 2012); Director of Southern Africa Legal Services Foundation (since March 2012); Board Member of Pulitzer Center for Crisis Reporting (non-profit journalism) (since December 2010); Managing Director of Public Capital Advisors, LLC (privately-held financial advisor) (since January 2006); Managing Director of Carmona Motley, Inc. (privately-held financial advisor) (since January 2002); Director of Columbia Equity Financial Corp. (privately-held financial advisor) (2002-2007); Managing Director of Carmona Motley Hoffman Inc. (privately-held financial advisor) (January 1998-December 2001); Member of the Finance and Budget Committee of the Council on Foreign Relations, Member of the Investment Committee and Board of Human Rights Watch and Member of the Investment Committee and Board of Historic Hudson Valley. Oversees 51 portfolios in the OppenheimerFunds complex. Mr. Motley has served on the Boards of certain Oppenheimer funds since October 2002, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Joanne Pace, Trustee/Advisory Board Member (since 2012) Year of Birth: 1958	Board Director of Horizon Blue Cross Blue Shield of New Jersey (since November 2012); Advisory Board Director of The Alberleen Group LLC (since March 2012); Advisory Board Director of The Agile Trading Group LLC (since March 2012); Advisory Council Member of 100 Women in Hedge Funds (non-profit) (since December 2012); Advisory Council Member of Morgan Stanley Children’s Hospital (non-profit) (since May 2012); Board Director of The Komera Project (non-profit) (since April 2012); New York Advisory Board Director of Peace First (non-profit) (since March 2010); Senior Advisor of

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TRUSTEES AND OFFICERS Unaudited / Continued

Joanne Pace, Continued	SECOR Asset Management, LP (2010-2011); Managing Director and Chief Operating Officer of Morgan Stanley Investment Management (2006-2010); Partner and Chief Operating Officer of FrontPoint Partners, LLC (hedge fund) (2005-2006); held the following positions at Credit Suisse: Managing Director (2003-2005); Global Head of Human Resources and member of Executive Board and Operating Committee (2004-2005), Global Head of Operations and Product Control (2003-2004); held the following positions at Morgan Stanley: Managing Director (1997-2003), Controller and Principal Accounting Officer (1999-2003); Chief Financial Officer (temporary assignment) for the Oversight Committee, Long Term Capital Management (1998-1999). Lead Independent Director and Chair of the Audit and Nominating Committee of The Global Chartist Fund, LLC of Oppenheimer Asset Management (2011-2012); Board Director of Managed Funds Association (2008-2010); Board Director of Morgan Stanley Foundation (2007-2010) and Investment Committee Chair (2008-2010). Oversees 51 portfolios in the OppenheimerFunds complex. Ms. Pace has served on the Boards of certain Oppenheimer funds since November 2012, including as an Advisory Board Member for certain Oppenheimer funds, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Board’s deliberations. For purposes of this report, Ms. Pace is identified as a Trustee.

Joseph M. Wikler, Trustee (since 2009) Year of Birth: 1941	Director of C-TASC (bio-statistics services) (2007-2012); formerly, Director of the following medical device companies: Medintec (1992-2011) and Cathco (1996-2011); Member of the Investment Committee of the Associated Jewish Charities of Baltimore (since 1994); Director of Lakes Environmental Association (environmental protection organization) (1996-2008); Director of Fortis/Hartford mutual funds (1994-December 2001). Oversees 51 portfolios in the OppenheimerFunds complex. Mr. Wikler has served on the Boards of certain Oppenheimer funds since August 2005, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Peter I. Wold, Trustee (since 2009) Year of Birth: 1948	Director of Arch Coal, Inc. (since 2010); President of Wold Oil Properties, Inc. (oil and gas exploration and production company) (since 1994); Vice President of American Talc Company, Inc. (talc mining and milling) (since 1999); Managing Member of Hole-in-the-Wall Ranch (cattle ranching) (since 1979); Director and Chairman of Wyoming Enhanced Oil Recovery Institute Commission (enhanced oil recovery study) (2004-2012); Director and Chairman of the Denver Branch of the Federal Reserve Bank of Kansas City (1993-1999); and Director of PacifiCorp. (electric utility) (1995-1999). Oversees 51 portfolios in the OppenheimerFunds complex. Mr. Wold has served on the Boards of certain Oppenheimer funds since August 2005, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

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INTERESTED TRUSTEE AND OFFICER	Mr. Glavin is an “Interested Trustee” because he is affiliated with the Manager and the Sub-Adviser by virtue of his positions as an officer and director of the Manager and a director of the Sub-Adviser, and as a shareholder of the Sub-Adviser’s parent company. Both as a Trustee and as an officer, he serves for an indefinite term, or until his resignation, retirement, death or removal. Mr. Glavin’s address is Two World Financial Center, 225 Liberty Street, 11th Floor, New York, New York 10281-1008.

William F. Glavin, Jr., Trustee, President and Principal Executive Officer (since 2009) Year of Birth: 1958

Director, Chairman and Chief Executive Officer of the Manager (since January 2013); President of the Manager (January 2013-May 2013); Chairman of the Sub-Adviser (December 2009-December 2012); Chief Executive Officer (January 2009-December 2012) and Director of the Sub-Adviser (since January 2009); President of the Sub-Adviser (May 2009-December 2012); Management Director (since June 2009), President (since December 2009) and Chief Executive Officer (since January 2011) of Oppenheimer Acquisition Corp. (“OAC”) (the Sub-Adviser’s parent holding company); Director of Oppenheimer Real Asset Management, Inc. (since March 2010); Executive Vice President (March 2006-February 2009) and Chief Operating Officer (July 2007-February 2009) of Massachusetts Mutual Life Insurance Company (OAC’s parent company); Director (May 2004-March 2006) and Chief Operating Officer and Chief Compliance Officer (May 2004-January 2005), President (January 2005-March 2006) and Chief Executive Officer (June 2005-March 2006) of Babson Capital Management LLC; Director (March 2005-March 2006), President (May 2003-March 2006) and Chief Compliance Officer (July 2005-March 2006) of Babson Capital Securities, Inc. (a broker-dealer); President (May 2003-March 2006) of Babson Investment Company, Inc.; Director (May 2004-August 2006) of Babson Capital Europe Limited; Director (May 2004-October 2006) of Babson Capital Guernsey Limited; Director (May 2004-March 2006) of Babson Capital Management LLC; Non-Executive Director (March 2005-March 2007) of Baring Asset Management Limited; Director (February 2005-June 2006) Baring Pension Trustees Limited; Director and Treasurer (December 2003-November 2006) of Charter Oak Capital Management, Inc.; Director (May 2006-September 2006) of C.M. Benefit Insurance Company; Director (May 2008-June 2009) and Executive Vice President (June 2007-July 2009) of C.M. Life Insurance Company; President (March 2006-May 2007) of MassMutual Assignment Company; Director (January 2005-December 2006), Deputy Chairman (March 2005-December 2006) and President (February 2005-March 2005) of MassMutual Holdings (Bermuda) Limited; Director (May 2008-June 2009) and Executive Vice President (June 2007-July 2009) of MML Bay State Life Insurance Company; Chief Executive Officer and President (April 2007-January 2009) of MML Distributors, LLC; and Chairman (March 2006-December 2008) and Chief Executive Officer (May 2007-December 2008) of MML Investors Services, Inc. An officer of 90 portfolios in the OppenheimerFunds complex.

OTHER OFFICERS OF THE FUND	The addresses of the Officers in the chart below are as follows: for Mr. Gabinet and Ms. Nasta, Two World Financial Center, 225 Liberty Street, New York, New York 10281-1008, for Messrs. Vandehey and Wixted, 6803 S. Tucson Way, Centennial, Colorado 80112-3924 and for Messrs. Loughran, Cottier, Willis, DeMitry, Camarella, Pulire and Stein, 350 Linden Oaks, Rochester, New York 14625. Each Officer serves for an annual term or until his or her resignation, retirement, death or removal.

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TRUSTEES AND OFFICERS Unaudited / Continued

Daniel G. Loughran, Vice President (since 2005) Year of Birth: 1963	Senior Vice President of the Sub-Adviser (since July 2007) and a Senior Portfolio Manager (since December 2001); Vice President of the Sub-Adviser (April 2001-June 2007) and a Portfolio Manager with the Sub-Adviser (December 1999- November 2001). Team Leader, a Senior Portfolio Manager, an officer and a trader for the Fund and other Oppenheimer funds.

Scott S. Cottier, Vice President (since 2005) Year of Birth: 1971	Vice President of the Sub-Adviser and a Senior Portfolio Manager (since September 2002). Portfolio Manager and trader at Victory Capital Management (1999-2002). Senior Portfolio Manager, an officer and a trader for the Fund and other Oppenheimer funds.

Troy E. Willis, Vice President (since 2005) Year of Birth: 1972	Vice President of the Sub-Adviser (since July 2009) and a Senior Portfolio Manager (since January 2006); Assistant Vice President of the Sub-Adviser (July 2005-June 2009). Portfolio Manager of the Sub-Adviser (June 2003-December 2005). Corporate Attorney for Southern Resource Group (June 1999-December 2003). Senior Portfolio Manager, an officer and a trader for the Fund and other Oppenheimer funds.

Mark R. DeMitry, Vice President (since 2009) Year of Birth: 1976	Vice President of the Sub-Adviser and a Senior Portfolio Manager (since July 2009); Associate Portfolio Manager of the Fund (September 2006- June 2009). Research Analyst of the Sub-Adviser (June 2003-September 2006) and a Credit Analyst of the Sub-Adviser (July 2001-May 2003). Senior Portfolio Manager, an officer and a trader for the Fund and other Oppenheimer funds.

Michael L. Camarella, Vice President (since 2009) Year of Birth: 1976	Vice President of the Sub-Adviser and a Senior Portfolio Manager (since January 2011); Assistant Vice President of the Sub-Adviser (July 2009-December 2010); Associate Portfolio Manager of the Sub-Adviser (January 2008-December 2010). Research Analyst of the Sub-Adviser (April 2006-December 2007) and a Credit Analyst of the Sub-Adviser (June 2003-March 2006). Senior Portfolio Manager, an officer and a trader for the Fund and other Oppenheimer funds.

Charles S. Pulire, Vice President (since 2011) Year of Birth: 1977	Vice President of the Sub-Adviser and a Senior Portfolio Manager (since February 2013); Assistant Vice President of the Sub-Adviser (December 2010-January 2013); Research Analyst of the Manager (February 2008-November 2010); Credit Analyst of the Sub-Adviser (May 2006-January 2008). Senior Portfolio Manager, an officer and a trader for the Fund and other Oppenheimer funds.

Richard A. Stein, Vice President (since 2007) Year of Birth: 1957	Director of the Rochester Credit Analysis team (since March 2004); Senior Vice President of the Sub-Adviser (since June 2011) and a Vice President of the Sub-Adviser (November 1997-May 2011); heads up the Rochester Credit Analysis team (since May 1993).

Arthur S. Gabinet, Secretary and Chief Legal Officer (since 2011) Year of Birth: 1958	Executive Vice President, Secretary and General Counsel of the Manager (since January 2013); General Counsel OFI SteelPath, Inc. (since January 2013); Executive Vice President (May 2010-December 2012) and General Counsel (since January 2011) of the Sub-Adviser; General Counsel of the Distributor (since January 2011); General Counsel of Centennial Asset Management Corporation (January 2011-December 2012); Executive Vice President (January 2011-December 2012) and General Counsel of HarbourView Asset Management Corporation (since January 2011); Assistant Secretary (since January 2011) and Director (since January 2011) of OppenheimerFunds International Ltd. and OppenheimerFunds plc; Director of

90    OPPENHEIMER ROCHESTER LIMITED TERM NEW YORK MUNICIPAL FUND

Arthur S. Gabinet, Continued	Oppenheimer Real Asset Management, Inc. (January 2011-December 2012) and General Counsel (since January 2011); Executive Vice President (January 2011-December 2011 and General Counsel of Shareholder Financial Services, Inc. and Shareholder Services, Inc. (since January 2011); Executive Vice President (January 2011-December 2012) and General Counsel of OFI Private Investments Inc. (since January 2011); Vice President of OppenheimerFunds Legacy Program (January 2011-December 2011); Executive Vice President (January 2011-December 2012) and General Counsel of OFI Global Institutional, Inc. (since January 2011); General Counsel, Asset Management of the Sub-Adviser (May 2010-December 2010); Principal, The Vanguard Group (November 2005-April 2010); District Administrator, U.S. Securities and Exchange Commission (January 2003-October 2005). An officer of 90 portfolios in the OppenheimerFunds complex.)

Christina M. Nasta, Vice President and Chief Business Officer (since 2011) Year of Birth: 1973	Senior Vice President of OppenheimerFunds Distributor, Inc. (since January 2013); Senior Vice President of the Sub-Adviser (July 2010-December 2012); Vice President of the Sub-Adviser (January 2003-July 2010); Vice President of OppenheimerFunds Distributor, Inc. (January 2003-July 2010). An officer of 90 portfolios in the OppenheimerFunds complex.

Mark S. Vandehey, Vice President and Chief Compliance Officer (since 2004) Year of Birth: 1950	Senior Vice President and Chief Compliance Officer of the Manager (since January 2013); Chief Compliance Officer of OFI SteelPath, Inc. (since January 2013); Senior Vice President of the Sub-Adviser (March 2004-December 2012); Chief Compliance Officer of the Sub-Adviser, OppenheimerFunds Distributor, Inc., OFI Global Trust Company, OFI Global Institutional, Inc., Oppenheimer Real Asset Management, Inc., OFI Private Investments, Inc., Harborview Asset Management Corporation, Trinity Investment Management Corporation, and Shareholder Services, Inc. (since March 2004); Vice President of OppenheimerFunds Distributor, Inc., Centennial Asset Management Corporation and Shareholder Services, Inc. (June 1983-December 2012). An officer of 90 portfolios in the OppenheimerFunds complex.

Brian W. Wixted, Treasurer and Principal Financial & Accounting Officer (since 1999) Year of Birth: 1959	Senior Vice President of the Manager (since January 2013); Treasurer of the Sub-Adviser, HarbourView Asset Management Corporation, Shareholder Financial Services, Inc., Shareholder Services, Inc., and Oppenheimer Real Asset Management, Inc. (March 1999-June 2008), OFI Private Investments, Inc. (March 2000-June 2008), OppenheimerFunds International Ltd. and OppenheimerFunds plc (since May 2000), OFI Global Institutional, Inc. (November 2000-June 2008), and OppenheimerFunds Legacy Program (charitable trust program established by the Sub-Adviser) (June 2003-December 2011); Treasurer and Chief Financial Officer of OFI Global Trust Company (since May 2000); Assistant Treasurer of Oppenheimer Acquisition Corporation (March 1999-June 2008). An officer of 90 portfolios in the OppenheimerFunds complex.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and Officers and is available without charge, upon request, by calling 1.800.CALL OPP (225.5677).

91    OPPENHEIMER ROCHESTER LIMITED TERM NEW YORK MUNICIPAL FUND

OPPENHEIMER ROCHESTER LIMITED TERM NEW YORK MUNICIPAL FUND

Manager	OFI Global Asset Management, Inc.

Sub-Adviser	OppenheimerFunds, Inc.

Distributor	OppenheimerFunds Distributor, Inc.

Transfer and Shareholder Servicing Agent	OFI Global Asset Management, Inc.

Sub-Transfer Agent	Shareholder Services, Inc. DBA OppenheimerFunds Services

Independent Registered Public Accounting Firm	KPMG LLP

Legal Counsel	Kramer Levin Naftalis & Frankel LLP

© 2014 OppenheimerFunds, Inc. All rights reserved.

92    OPPENHEIMER ROCHESTER LIMITED TERM NEW YORK MUNICIPAL FUND

PRIVACY POLICY NOTICE

As an Oppenheimer fund shareholder, you are entitled to know how we protect your personal information and how we limit its disclosure.

Information Sources

We obtain nonpublic personal information about our shareholders from the following sources:

●	Applications or other forms
●	When you create a user ID and password for online account access
●	When you enroll in eDocs Direct, our electronic document delivery service
●	Your transactions with us, our affiliates or others
●	A software program on our website, often referred to as a “cookie,” which indicates which parts of our site you’ve visited
●	When you set up challenge questions to reset your password online

If you visit oppenheimerfunds.com and do not log on to the secure account information areas, we do not obtain any personal information about you. When you do log on to a secure area, we do obtain your user ID and password to identify you. We also use this information to provide you with products and services you have requested, to inform you about products and services that you may be interested in and assist you in other ways.

We do not collect personal information through our website unless you willingly provide it to us, either directly by email or in those areas of the website that request information. In order to update your personal information (including your mailing address, email address and phone number) you must first log on and visit your user profile.

If you have set your browser to warn you before accepting cookies, you will receive the warning message with each cookie. You can refuse cookies by turning them off in your browser. However, doing so may limit your access to certain sections of our website.

We use cookies to help us improve and manage our website. For example, cookies help us recognize new versus repeat visitors to the site, track the pages visited, and enable some special features on the website. This data helps us provide a better service for our website visitors.

Protection of Information

We do not disclose any non-public personal information (such as names on a customer list) about current or former customers to anyone, except as permitted by law.

Disclosure of Information

We send your financial advisor (as designated by you) copies of confirmations, account statements and other documents reporting activity in your fund accounts. We may also use details about you and your investments to help us, our financial service affiliates, or firms that jointly market their financial products and services with ours, to better serve your investment needs or suggest financial services or educational material that may be of interest to you. If this requires us to provide you with an opportunity to “opt in” or “opt out” of such information sharing with a firm not affiliated with us, you will receive notification on how to do so, before any such sharing takes place.

Right of Refusal

We will not disclose your personal information to unaffiliated third parties (except as permitted by law), unless we first offer you a reasonable opportunity to refuse or “opt out” of such disclosure.

93    OPPENHEIMER ROCHESTER LIMITED TERM NEW YORK MUNICIPAL FUND

PRIVACY POLICY NOTICE Continued

Internet Security and Encryption

In general, the email services provided by our website are encrypted and provide a secure and private means of communication with us. To protect your own privacy, confidential and/or personal information should only be communicated via email when you are advised that you are using a secure website.

As a security measure, we do not include personal or account information in non-secure emails, and we advise you not to send such information to us in non-secure emails. Instead, you may take advantage of the secure features of our website to encrypt your email correspondence. To do this, you will need to use a browser that supports Secure Sockets Layer (SSL) protocol.

We do not guarantee or warrant that any part of our website, including files available for download, are free of viruses or other harmful code. It is your responsibility to take appropriate precautions, such as use of an anti-virus software package, to protect your computer hardware and software.

●

All transactions, including redemptions, exchanges and purchases, are secured by SSL and 128-bit encryption. SSL is used to establish a secure connection between your PC and OppenheimerFunds’ server. It transmits information in an encrypted and scrambled format.

●

Encryption is achieved through an electronic scrambling technology that uses a “key” to code and then decode the data. Encryption acts like the cable converter box you may have on your television set. It scrambles data with a secret code so that no one can make sense of it while it is being transmitted. When the data reaches its destination, the same software unscrambles the data.

●	You can exit the secure area by either closing your browser, or for added security, you can use the Log Out button before you close your browser.

Other Security Measures

We maintain physical, electronic and procedural safeguards to protect your personal account information. Our employees and agents have access to that information only so that they may offer you products or provide services, for example, when responding to your account questions.

How You Can Help

You can also do your part to keep your account information private and to prevent unauthorized transactions. If you obtain a user ID and password for your account, do not allow it to be used by anyone else. Also, take special precautions when accessing your account on a computer used by others.

Who We Are

This joint notice describes the privacy policies of the Oppenheimer funds, OppenheimerFunds, Inc., and each of its investment adviser subsidiaries, OppenheimerFunds Distributor, Inc. and OFI Global Trust Co. It applies to all Oppenheimer fund accounts you presently have, or may open in the future, using your Social Security number—whether or not you remain a shareholder of our funds. This notice was last updated November 2013. In the event it is updated or changed, we will post an updated notice on our website at oppenheimerfunds.com. If you have any questions about these privacy policies, write to us at P.O. Box 5270, Denver, CO 80217-5270, email us by clicking on the Contact Us section of our website at oppenheimerfunds.com or call us at 1.800.CALL OPP (225.5677).

94    OPPENHEIMER ROCHESTER LIMITED TERM NEW YORK MUNICIPAL FUND

OppenheimerFunds™
THE RIGHT WAY TO INVEST

Visit us at **oppenheimerfunds.com** for 24-hr access to account information and transactions or call us at **800.CALL OPP (800.225.5677)** for 24-hr automated information and automated transactions. Representatives also available Mon–Fri 8am-8pm ET.

Oppenheimer funds are distributed by OppenheimerFunds Distributor, Inc.
Two World Financial Center, 225 Liberty Street, New York, NY 10281-1008
© 2014 OppenheimerFunds Distributor, Inc. All rights reserved.
RA0355.001.1213 February 21, 2014

Item 2.  Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions.

Item 3.  Audit Committee Financial Expert.

The Board of Trustees of the registrant has determined that David Downes, the Board’s Audit Committee Chairman, is an audit committee financial expert and that Mr. Downes is “independent” for purposes of this Item 3.

Item 4.  Principal Accountant Fees and Services.

(a)	Audit Fees

The principal accountant for the audit of the registrant’s annual financial statements billed $45,600 in fiscal 2013 and $44,700 in fiscal 2012.

(b)	Audit-Related Fees

The principal accountant for the audit of the registrant’s annual financial statements billed no such fees in fiscal 2013 and $2,500 in fiscal 2012.

The principal accountant for the audit of the registrant’s annual financial statements billed $697,965 in fiscal 2013 and $264,139 in fiscal 2012 to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Such services include: Internal control reviews, GIPS attestation procedures, internal audit training, surprise exams, reorganization, and system conversion testing

(c)	Tax Fees

The principal accountant for the audit of the registrant’s annual financial statements billed no such fees in fiscal 2013 and no such fees in fiscal 2012.

The principal accountant for the audit of the registrant’s annual financial statements billed $581,620 in fiscal 2013 and $451,924 in fiscal 2012 to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Such services include: tax compliance, tax planning and tax advice. Tax compliance generally involves preparation of original and amended tax returns, claims for a refund and tax payment-planning services. Tax planning and tax advice includes assistance with tax audits and appeals, tax advice related to mergers and acquisitions and requests for rulings or technical advice from taxing authorities.

(d)	All Other Fees

The principal accountant for the audit of the registrant’s annual financial statements billed no such fees in fiscal 2013 and no such fees in fiscal 2012.

The principal accountant for the audit of the registrant’s annual financial statements billed no such fees in fiscal 2013 and no such fees in fiscal 2012 to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Such fees would include the cost to the principal accountant of attending audit committee meetings and consultations regarding the registrant’s retirement plan with respect to its Trustees.

(e)	(1) During its regularly scheduled periodic meetings, the registrant’s audit committee will pre-approve all audit, audit-related, tax and other services to be provided by the principal accountants of the registrant.

The audit committee has delegated pre-approval authority to its Chairman for any subsequent new engagements that arise between regularly scheduled meeting dates provided that any fees such pre-approved are presented to the audit committee at its next regularly scheduled meeting.

Under applicable laws, pre-approval of non-audit services may be waived provided that: 1) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of fees paid by the registrant to its principal accountant during the fiscal year in which services are provided 2) such services were not recognized by the registrant at the time of engagement as non-audit services and 3) such services are promptly brought to the attention of the audit committee of the registrant and approved prior to the completion of the audit.

(2) 0%

(f)	Not applicable as less than 50%.

(g)	The principal accountant for the audit of the registrant’s annual financial statements billed $1,279,585 in fiscal 2013 and $718,563 in fiscal 2012 to the registrant and the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant related to non-audit fees. Those billings did not include any prohibited non-audit services as defined by the Securities Exchange Act of 1934.

(h)	The registrant’s audit committee of the board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence. No such services were rendered.

Item 5.  Audit Committee of Listed Registrants

Not applicable.

Item 6.  Schedule of Investments.

a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

b) Not applicable.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

The Fund’s Governance Committee Provisions with Respect to Nominations of Directors/Trustees to the Respective Boards

None

Item 11.  Controls and Procedures.

Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 12/31/2013, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

There have been no changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)	(1) Exhibit attached hereto.

(2) Exhibits attached hereto.

(3) Not applicable.

(b)	Exhibit attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Rochester Portfolio Series

By:	/s/ William F. Glavin, Jr.
William F. Glavin, Jr.
Principal Executive Officer
Date:	2/10/2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ William F. Glavin, Jr.
William F. Glavin, Jr.
Principal Executive Officer
Date:	2/10/2014

By:	/s/ Brian W. Wixted
Brian W. Wixted
Principal Financial Officer
Date:	2/10/2014